UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07343

Exact name of registrant as specified in charter:	The Prudential Investment Portfolios, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2023

Date of reporting period:	9/30/2023

Item 1 – Reports to Stockholders

PGIM BALANCED FUND

ANNUAL REPORT

SEPTEMBER 30, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), is a registered investment adviser and Prudential Financial company. © 2023 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2    Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Balanced Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined in September when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, equities in both US and international markets posted gains.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds posted small gains for the overall period, while US high yield corporate bonds and emerging-market debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Balanced Fund

November 15, 2023

PGIM Balanced Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/23

	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	9.16	3.07	5.78	—

(without sales charges)	12.83	3.75	6.13	—

Class C

(with sales charges)	10.89	2.96	5.35	—

(without sales charges)	11.89	2.96	5.35	—

Class R

(without sales charges)	12.37	3.28	5.76	—

Class Z

(without sales charges)	13.02	4.00	6.41	—

Class R6

(without sales charges)	13.24	4.12	N/A	4.57 (11/28/2017)

Customized Blend Index

	12.44	5.14	6.55	—

Bloomberg US Aggregate Bond Index

	0.64	0.10	1.13	—

S&P 500 Index

	21.62	9.92	11.91	—

Average Annual Total Returns as of 9/30/23 Since Inception (%)

Class R6 (11/28/2017)

Customized Blend Index	5.27

Bloomberg US Aggregate Bond Index	-0.11

S&P 500 Index	10.53

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

4    Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Customized Blend Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2013) and the account values at the end of the current fiscal year (September 30, 2023), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Balanced Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Customized Blend Index*—The Customized Blend Index is unmanaged and intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. S&P 500 Index (44%) provides a broad indicator of domestic stock price movements in large-cap stocks; Bloomberg US Aggregate Bond Index (40%) includes investment-grade securities issued by the US government, its agencies, and by corporations with between 1 and 10 years remaining to maturity; Russell 2000 Index (4%) contains the 2,000 smallest US companies included in the Russell 3000 Index, which gives a broad look at how stock prices of smaller companies have performed; and MSCI ACWI ex US Index (12%) is a stock market index comprising of non-US stocks from 22 developed markets and 24 emerging markets.

Note: Prior to February 3, 2020, the Customized Blend Index consisted of the S&P 500 Index (50%), the Bloomberg US Aggregate Bond Index (40%), the Russell 2000 Index (5%), and the MSCI Europe, Australasia and Far East (EAFE) Net Dividend (ND) Index (5%).

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and US dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

6    Visit our website at pgim.com/investments

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 9/30/23

Ten Largest Holdings	Line of Business	% of Net Assets

Microsoft Corp.	Software	3.2%

Apple, Inc.	Technology Hardware, Storage & Peripherals	2.9%

U.S. Treasury Bonds, 2.250%, 05/15/41	U.S. Treasury Obligations	1.6%

NVIDIA Corp.	Semiconductors & Semiconductor Equipment	1.6%

Amazon.com, Inc.	Broadline Retail	1.5%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.1%

Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.9%

Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	0.8%

Tesla, Inc.	Automobiles	0.8%

Eli Lilly & Co.	Pharmaceuticals	0.7%

Holdings reflect only long-term investments and are subject to change.

PGIM Balanced Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Balanced Fund’s Class Z shares returned 13.02% in the 12-month reporting period that ended September 30, 2023, outperforming the 12.44% return of the Customized Blend Index (the Index). The Index consists of the S&P 500 Index (44%), the Bloomberg US Aggregate Bond Index (40%), the Russell 2000 Index (4%), and the MSCI ACWI ex US Index (12%).

What were the market conditions?

•

During the reporting period, despite over a year of US leading economic indicators in negative territory, an inverted yield curve, a regional banking crisis, and a historically aggressive monetary tightening campaign by the US Federal Reserve (Fed) to combat elevated inflation, the US economy continued to grow over 2% on an annual basis through the second quarter of 2023.

•

Outside of the US, economic growth was mixed, with sluggish performance out of Europe and China, while Japan was a bright spot, bolstered by a more supportive central bank, as well as solid consumption and business spending.

•

Despite lofty valuations, equity markets were supported by resilient economic growth, better-than-expected corporate earnings, and the hype generated by artificial intelligence (AI). For the period, the S&P 500 Index and the MSCI ACWI ex-US Index both returned over 20%, while the small-cap-focused Russell 2000 Index rose close to 9%. The Bloomberg US Aggregate Bond Index returned only 0.64%, facing headwinds such as elevated inflation, “higher for longer” messaging from the Fed, and deficit concerns well into the future.

What worked?

•	The segment of the Fund invested in bonds outperformed the Bloomberg US Aggregate Bond Index during the reporting period.

•

Within the fixed income segment, both sector allocation and security selection contributed positively to relative performance. Within sector allocation, overweights to high yield and collateralized loan obligations (CLOs) added value. Security selection in investment-grade corporates, non-agency mortgage-backed securities (MBS), CLOs, and emerging markets all added to returns.

•	All equity segments of the Fund—US large-cap, US small-cap, and international—outperformed their respective benchmarks.

•	Within the US large-cap segment, quality factors led gains. Relative performance was strongest in the communication services and utilities sectors.

•	Within the US small-cap segment, value, growth, and quality factors all added value, led by quality.

•

Within the international segment, value measures predominantly drove outperformance, with the cheapest and most expensive names the best and worst performers, respectively, in absolute terms. Returns particularly benefited from the Fund’s emphasis on inexpensive industrials, financials, and consumer discretionary

8    Visit our website at pgim.com/investments

names over their more expensive counterparts. Outperformance was further bolstered by the general efficacy of the Fund’s growth, quality, and top-down suite of factors. In terms of countries, Japan (industrials), Taiwan (information technology), and Turkey (overweights across financials and industrials) contributed the most to relative gains. Outperformance by sector was broad, with particularly strong performance in the financials (Turkey, Canada, and the UK), information technology (Taiwan), and utilities sectors.

What didn’t work?

•

Within the fixed income portion of the Fund, an underweight to investment-grade corporates detracted during the reporting period. Security selection in bank loans, Treasuries, and MBS detracted modestly. In addition, duration and yield curve positioning hurt performance slightly. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

•	The growth factor detracted within the US large-cap segment.

•	Stock selection was modestly negative in the energy sector within the US small-cap segment.

•	Within international equities, materials and industrial sector allocations dampened results.

•	Asset allocation undermined performance, mainly due to the Fund’s conservative positioning, which reflected the potential for an economic recession that failed to materialize during the period.

Did the Fund use derivatives and how did they affect performance?

•	The Fund used S&P 500 equity futures to equitize cash positions and for liquidity purposes. This exposure had a small positive impact on the Fund’s performance during the reporting period.

•

The US equity sleeves did not hold any derivatives. The international equity sleeve held derivatives, which were used to maintain exposure to equities and provide portfolio liquidity. The futures had minimal impact on performance.

•

The Fund’s fixed income sleeve uses derivatives when they facilitate implementation of the overall investment approach. During the period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. In addition, the Fund traded foreign exchange derivatives and credit default swap indices (CDX). The use of these derivatives detracted from performance.

Current Outlook

•

Strong labor demand in the US is providing a buffer to household incomes and supporting private consumption, while fiscal stimulus continues to boost the economy. The most likely economic scenario is one of modest US growth in late 2023 and into 2024, with a lower risk of recession in the near term.

PGIM Balanced Fund    9

Strategy and Performance Overview* (continued)

•

Europe’s post-COVID-19 recovery has already faded, with second-quarter 2023 GDP growth just barely positive in the Eurozone, UK, and Switzerland. The risks of a European recession are significant. Available hard data for the third quarter is mixed, while soft data is strikingly negative.

•

Weak growth is likely to continue in China, barring significant measures by the government to jump-start the economy. Consumption spending and industrial activity remain anemic, while the real estate sector continues to struggle.

•	In contrast to Europe and China, Japan is a relative bright spot, helped by a comparatively supportive central bank, and underpinned by solid consumption and business spending.

•

Central banks are making progress in their fight against inflation. US headline inflation remains driven by geopolitics and supply cuts by the OPEC+ group of petroleum exporting nations, but core inflation has declined from its peak. Eurozone core inflation has moderated slightly from its recent high.

•	PGIM Quantitative Solutions has adopted a more balanced overall investment view, as the incoming hard economic data in the US lessens the possibility of a near-term recession.

•	The third quarter likely marked the trough in the US earnings cycle, with growth expectations for future quarters turning positive as the economy moves past the negativity of the second quarter.

•	However, PGIM Quantitative Solutions remains cognizant that the high valuations of US equities already price in an optimistic scenario, making it difficult to see much further upside.

•	While sector composition often explains much of the difference in valuation between the US and the rest of the world, US stocks are expensive, even after accounting for composition effects.

•

Fixed income assets are attractive, especially the higher rates found in lower-duration assets. Although declining inflation and potential economic weakness on the horizon provide support, ongoing risks include persistently sticky inflation and “higher for longer” central bank rates.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

10    Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Balanced Fund    11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Balanced Fund		Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,015.10	1.00%	$5.05

	Hypothetical	$1,000.00	$1,020.05	1.00%	$5.06

Class C	Actual	$1,000.00	$1,010.60	1.82%	$9.17

	Hypothetical	$1,000.00	$1,015.94	1.82%	$9.20

Class R	Actual	$1,000.00	$1,012.60	1.47%	$7.42

	Hypothetical	$1,000.00	$1,017.70	1.47%	$7.44

Class Z	Actual	$1,000.00	$1,016.00	0.79%	$3.99

	Hypothetical	$1,000.00	$1,021.11	0.79%	$4.00

Class R6	Actual	$1,000.00	$1,016.70	0.65%	$3.29

	Hypothetical	$1,000.00	$1,021.81	0.65%	$3.29

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2023, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12    Visit our website at pgim.com/investments

Schedule of Investments

as of September 30, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 98.8%

COMMON STOCKS 59.0%

Aerospace & Defense 1.2%

AAR Corp.*	2,600	$154,778
AeroVironment, Inc.*	1,900	211,907
BAE Systems PLC (United Kingdom)	13,530	164,414
Boeing Co. (The)*	14,800	2,836,864
Dassault Aviation SA (France)	1,497	281,960
Hindustan Aeronautics Ltd. (India)	1,800	41,703
Howmet Aerospace, Inc.	7,000	323,750
L3Harris Technologies, Inc.	9,300	1,619,316
Lockheed Martin Corp.	3,477	1,421,954
Northrop Grumman Corp.	2,600	1,144,494
Rolls-Royce Holdings PLC (United Kingdom)*	157,534	422,094
Textron, Inc.	20,900	1,633,126

		10,256,360

Air Freight & Logistics 0.3%

FedEx Corp.	10,050	2,662,446

Automobile Components 0.2%

Adient PLC*	3,050	111,935
American Axle & Manufacturing Holdings, Inc.*	6,400	46,464
Dana, Inc.	3,500	51,345
Gentherm, Inc.*	1,400	75,964
Hyundai Mobis Co. Ltd. (South Korea)	3,930	699,455
Magna International, Inc. (Canada)	1,300	69,668
Modine Manufacturing Co.*	4,450	203,588
Toyota Boshoku Corp. (Japan)	4,100	74,741
Visteon Corp.*	1,850	255,429

		1,588,589

Automobiles 1.7%

Bayerische Motoren Werke AG (Germany)	6,972	708,126
BYD Co. Ltd. (China) (Class H Stock)	21,000	647,015
Ford Motor Co.	177,100	2,199,582
General Motors Co.	76,600	2,525,502
Honda Motor Co. Ltd. (Japan)	20,700	232,869
Hyundai Motor Co. (South Korea)	1,812	256,224
Kia Corp. (South Korea)	12,551	755,448
Mazda Motor Corp. (Japan)	5,600	63,585
Mercedes-Benz Group AG (Germany)	9,683	673,905
Stellantis NV	12,660	242,419
Subaru Corp. (Japan)	2,800	54,445

See Notes to Financial Statements.

PGIM Balanced Fund    13

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Automobiles (cont’d.)

Suzuki Motor Corp. (Japan)	1,600	$64,354
Tata Motors Ltd. (India)	38,375	290,265
Tesla, Inc.*	27,050	6,768,451
Toyota Motor Corp. (Japan)	8,270	148,366

		15,630,556

Banks 2.8%

ABN AMRO Bank NV (Netherlands), 144A, CVA	2,858	40,391
Agricultural Bank of China Ltd. (China) (Class H Stock)	130,000	48,342
Amalgamated Financial Corp.	5,650	97,293
Ameris Bancorp	1,400	53,746
Associated Banc-Corp.	7,900	135,169
Atlantic Union Bankshares Corp.	3,900	112,242
Axos Financial, Inc.*	500	18,930
Banc of California, Inc.	3,050	37,759
Banco Bilbao Vizcaya Argentaria SA (Spain)	2,970	24,036
Banco del Bajio SA (Mexico), 144A	66,600	208,695
Banco do Brasil SA (Brazil)	74,800	703,126
Bancorp, Inc. (The)*	3,550	122,475
Bank Mandiri Persero Tbk PT (Indonesia)	362,000	140,900
Bank of America Corp.	77,825	2,130,848
Bank of Beijing Co. Ltd. (China) (Class A Stock)	162,600	103,253
Bank of Communications Co. Ltd. (China) (Class H Stock)	971,000	586,470
Bank of Georgia Group PLC (Georgia)	10,319	463,189
Bank of Jiangsu Co. Ltd. (China) (Class A Stock)	152,200	150,114
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	1,298	35,150
Bank of Shanghai Co. Ltd. (China) (Class A Stock)	125,000	105,774
BankUnited, Inc.	5,300	120,310
Barclays PLC (United Kingdom)	234,534	452,048
Byline Bancorp, Inc.	3,400	67,014
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	120,000	55,686
China Construction Bank Corp. (China) (Class H Stock)	1,416,000	796,008
Chongqing Rural Commercial Bank Co. Ltd. (China) (Class A Stock)	220,700	121,164
Citigroup, Inc.	27,100	1,114,623
Civista Bancshares, Inc.	2,550	39,525
CNB Financial Corp.	5,326	96,454
Credit Agricole SA (France)	5,278	64,892
Customers Bancorp, Inc.*	2,860	98,527
DBS Group Holdings Ltd. (Singapore)	6,500	159,638
DNB Bank ASA (Norway)	4,098	82,336
Emirates NBD Bank PJSC (United Arab Emirates)	144,022	697,949
Erste Group Bank AG (Austria)	1,160	40,063
Eurobank Ergasias Services & Holdings SA (Greece)*	279,470	429,854

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

Financial Institutions, Inc.	3,102	$52,207
First Foundation, Inc.	13,950	84,816
First Merchants Corp.	900	25,038
Flushing Financial Corp.	7,500	98,475
Fulton Financial Corp.	4,300	52,073
Hana Financial Group, Inc. (South Korea)	21,901	686,125
Heartland Financial USA, Inc.	3,830	112,717
Hope Bancorp, Inc.	11,520	101,952
Horizon Bancorp, Inc.	8,350	89,178
HSBC Holdings PLC (United Kingdom)	90,399	707,407
Independent Bank Group, Inc.	2,000	79,100
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	255,000	122,309
Industrial Bank Co. Ltd. (China) (Class A Stock)	68,600	153,620
Industrial Bank of Korea (South Korea)	11,880	98,578
ING Groep NV (Netherlands)	38,076	501,844
Intesa Sanpaolo SpA (Italy)	70,520	180,617
JB Financial Group Co. Ltd. (South Korea)	7,800	57,447
JPMorgan Chase & Co.	17,474	2,534,079
Karnataka Bank Ltd. (The) (India)	29,350	87,767
KB Financial Group, Inc. (South Korea)	16,590	676,655
Midland States Bancorp, Inc.	2,700	55,458
MidWestOne Financial Group, Inc.	4,433	90,123
MVB Financial Corp.	1,700	38,386
National Bank of Greece SA (Greece)*	17,575	98,944
Nordea Bank Abp (Finland)	57,040	625,371
OFG Bancorp (Puerto Rico)	1,987	59,332
Old National Bancorp	4,550	66,157
Orrstown Financial Services, Inc.	787	16,535
Oversea-Chinese Banking Corp. Ltd. (Singapore)	73,200	684,570
Pacific Premier Bancorp, Inc.	1,100	23,936
Pathward Financial, Inc.	2,200	101,398
Primis Financial Corp.	8,530	69,520
QCR Holdings, Inc.	1,323	64,192
RBB Bancorp	2,000	25,560
Renasant Corp.	1,350	35,357
Sandy Spring Bancorp, Inc.	1,900	40,717
Sberbank of Russia PJSC (Russia)^	202,510	—
Shanghai Pudong Development Bank Co. Ltd. (China) (Class A Stock)	58,900	57,495
Shanghai Rural Commercial Bank Co. Ltd. (China) (Class A Stock)	195,000	161,578
Simmons First National Corp. (Class A Stock)	6,500	110,240
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	27,014	322,057
Standard Chartered PLC (United Kingdom)	4,600	42,309

See Notes to Financial Statements.

PGIM Balanced Fund    15

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

Svenska Handelsbanken AB (Sweden) (Class A Stock)	5,355	$47,648
Swedbank AB (Sweden) (Class A Stock)	23,982	440,823
Texas Capital Bancshares, Inc.*	1,000	58,900
Truist Financial Corp.	44,500	1,273,145
Turkiye Is Bankasi A/S (Turkey) (Class C Stock)	532,644	498,834
UniCredit SpA (Italy)	25,113	598,352
Univest Financial Corp.	5,150	89,507
Veritex Holdings, Inc.	5,300	95,135
Washington Federal, Inc.	3,900	99,918
Wells Fargo & Co.	69,020	2,820,157
Yapi ve Kredi Bankasi A/S (Turkey)	66,117	44,385

		25,112,036

Beverages 1.0%

Celsius Holdings, Inc.*	700	120,120
Coca-Cola Co. (The)	81,825	4,580,563
Coca-Cola Consolidated, Inc.	330	209,986
Coca-Cola HBC AG (Italy)*	975	26,660
National Beverage Corp.*	460	21,629
PepsiCo, Inc.	24,650	4,176,696
Primo Water Corp.	13,450	185,610

		9,321,264

Biotechnology 1.0%

3SBio, Inc. (China), 144A*	44,000	36,748
AbbVie, Inc.	26,930	4,014,186
ACADIA Pharmaceuticals, Inc.*	9,200	191,728
Agios Pharmaceuticals, Inc.*	1,500	37,125
Alkermes PLC*	10,100	282,901
Amgen, Inc.	8,000	2,150,080
Amicus Therapeutics, Inc.*	21,250	258,400
Biogen, Inc.*	2,000	514,020
Blueprint Medicines Corp.*	3,700	185,814
Catalyst Pharmaceuticals, Inc.*	13,570	158,633
Denali Therapeutics, Inc.*	7,400	152,662
Eagle Pharmaceuticals, Inc.*	780	12,301
Enanta Pharmaceuticals, Inc.*	1,800	20,106
Halozyme Therapeutics, Inc.*	1,600	61,120
iTeos Therapeutics, Inc.*	8,450	92,527
Kiniksa Pharmaceuticals Ltd. (Class A Stock)*	7,700	133,749
MannKind Corp.*	2,900	11,977
MiMedx Group, Inc.*	24,700	180,063
Neurocrine Biosciences, Inc.*	1,000	112,500

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Biotechnology (cont’d.)

Sangamo Therapeutics, Inc.*	9,500	$5,698
Vanda Pharmaceuticals, Inc.*	28,077	121,293
Veracyte, Inc.*	6,250	139,562
Vericel Corp.*	1,400	46,928
Vir Biotechnology, Inc.*	6,550	61,374
Y-mAbs Therapeutics, Inc.*	3,600	19,620

		9,001,115

Broadline Retail 2.0%

Alibaba Group Holding Ltd. (China)*	45,000	487,899
Amazon.com, Inc.*	108,490	13,791,249
Coupang, Inc. (South Korea)*	114,400	1,944,800
Dollarama, Inc. (Canada)	9,800	675,195
JD.com, Inc. (China) (Class A Stock)	2,300	33,462
PDD Holdings, Inc. (China), ADR*	9,100	892,437
Vipshop Holdings Ltd. (China), ADR*	3,100	49,631

		17,874,673

Building Products 0.3%

Armstrong World Industries, Inc.	5,300	381,600
AZEK Co., Inc. (The)*	41,400	1,231,236
Cie de Saint-Gobain SA (France)	10,871	650,634
Gibraltar Industries, Inc.*	500	33,755
Masonite International Corp.*	2,200	205,084
Masterbrand, Inc.*	1,700	20,655
Resideo Technologies, Inc.*	14,900	235,420
Sanwa Holdings Corp. (Japan)	7,500	99,540
UFP Industries, Inc.	627	64,205

		2,922,129

Capital Markets 1.3%

3i Group PLC (United Kingdom)	23,052	580,234
Amundi SA (France), 144A	2,051	115,198
AssetMark Financial Holdings, Inc.*	900	22,572
B3 SA - Brasil Bolsa Balcao (Brazil)	58,100	141,824
Bank of New York Mellon Corp. (The)	56,750	2,420,387
BGC Group, Inc. (Class A Stock)	48,200	254,496
Daiwa Securities Group, Inc. (Japan)	93,600	539,750
Deutsche Bank AG (Germany)	50,529	555,328
Hamilton Lane, Inc. (Class A Stock)	2,800	253,232
Intercontinental Exchange, Inc.	10,100	1,111,202
Invesco Ltd.	19,600	284,592

See Notes to Financial Statements.

PGIM Balanced Fund    17

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Capital Markets (cont’d.)

Investec PLC (United Kingdom)	8,850	$51,692
JAFCO Group Co. Ltd. (Japan)	22,300	245,299
Japan Exchange Group, Inc. (Japan)	1,600	29,642
LPL Financial Holdings, Inc.	500	118,825
Man Group PLC (United Kingdom)	79,342	215,653
Moody’s Corp.	5,900	1,865,403
MSCI, Inc.	1,700	872,236
Samsung Securities Co. Ltd. (South Korea)	1,925	52,374
StoneX Group, Inc.*	250	24,230
Victory Capital Holdings, Inc. (Class A Stock)	4,750	158,365
Virtu Financial, Inc. (Class A Stock)	91,925	1,587,545
Virtus Investment Partners, Inc.	430	86,856

		11,586,935

Chemicals 0.6%

AdvanSix, Inc.	4,050	125,874
ASAHI YUKIZAI Corp. (Japan)	1,500	37,052
Avient Corp.	300	10,596
Ecolab, Inc.	7,700	1,304,380
Ecovyst, Inc.*	8,900	87,576
Kemira OYJ (Finland)	3,406	52,959
Koppers Holdings, Inc.	3,000	118,650
Livent Corp.*	5,950	109,540
Lotte Chemical Titan Holding Bhd (Malaysia), 144A	295,000	72,674
LOTTE Fine Chemical Co. Ltd. (South Korea)	1,716	74,331
Nippon Sanso Holdings Corp. (Japan)	800	18,941
OCI Holdings Co. Ltd. (South Korea)	650	46,958
Orbia Advance Corp. SAB de CV (Mexico)	19,800	41,105
PPG Industries, Inc.	8,800	1,142,240
Rayonier Advanced Materials, Inc.*	19,800	70,092
SABIC Agri-Nutrients Co. (Saudi Arabia)	5,322	188,876
Sherwin-Williams Co. (The)	4,700	1,198,735
Solvay SA (Belgium)	2,240	247,541
Tianqi Lithium Corp. (China) (Class A Stock)	6,000	45,366
Valhi, Inc.	1,950	25,857
Zangge Mining Co. Ltd. (China) (Class A Stock)	33,000	103,544

		5,122,887

Commercial Services & Supplies 0.1%

ACCO Brands Corp.	12,700	72,898
Brambles Ltd. (Australia)	6,156	56,552
CoreCivic, Inc.*	3,500	39,375
Deluxe Corp.	7,850	148,286

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Commercial Services & Supplies (cont’d.)

Enviri Corp.*	11,400	$82,308
HNI Corp.	1,800	62,334
Interface, Inc.	5,650	55,427
Quad/Graphics, Inc.*	2,300	11,569
S-1 Corp. (South Korea)	1,275	53,510
Serco Group PLC (United Kingdom)	25,944	47,055
SP Plus Corp.*	1,550	55,955

		685,269

Communications Equipment 0.5%

Accton Technology Corp. (Taiwan)	4,000	61,369
Arista Networks, Inc.*	900	165,537
Cisco Systems, Inc.	77,187	4,149,573
Extreme Networks, Inc.*	10,500	254,205
NetScout Systems, Inc.*	4,159	116,535

		4,747,219

Construction & Engineering 0.2%

API Group Corp.*	5,800	150,394
Arcosa, Inc.	1,200	86,280
Eiffage SA (France)	360	34,170
EMCOR Group, Inc.	1,400	294,546
Fluor Corp.*	7,600	278,920
INFRONEER Holdings, Inc. (Japan)	4,900	50,700
Obayashi Corp. (Japan)	5,000	44,000
Samsung Engineering Co. Ltd. (South Korea)*	4,485	100,361
Sterling Infrastructure, Inc.*	4,250	312,290
Vinci SA (France)	7,313	809,045

		2,160,706

Construction Materials 0.6%

Buzzi SpA (Italy)	1,380	37,712
CRH PLC	3,208	176,870
Heidelberg Materials AG (Germany)	7,719	597,840
Holcim AG*	10,898	697,569
James Hardie Industries PLC, CDI*	1,326	34,679
Martin Marietta Materials, Inc.	3,000	1,231,440
Summit Materials, Inc. (Class A Stock)*	8,590	267,493
Vulcan Materials Co.	11,100	2,242,422

		5,286,025

See Notes to Financial Statements.

PGIM Balanced Fund    19

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Consumer Finance 0.0%

Bread Financial Holdings, Inc.	2,000	$68,400
Enova International, Inc.*	4,900	249,263
PROG Holdings, Inc.*	1,500	49,815

		367,478

Consumer Staples Distribution & Retail 0.8%

Alimentation Couche-Tard, Inc. (Canada)	14,200	721,160
Carrefour SA (France)	6,634	113,940
Coles Group Ltd. (Australia)	5,953	59,416
Costco Wholesale Corp.	1,125	635,580
George Weston Ltd. (Canada)	500	55,450
Koninklijke Ahold Delhaize NV (Netherlands)	26,975	813,018
Kroger Co. (The)	2,600	116,350
Loblaw Cos. Ltd. (Canada)	6,000	509,774
Metro, Inc. (Canada)	1,200	62,321
Sonae SGPS SA (Portugal)	47,449	46,083
Target Corp.	6,300	696,591
Tesco PLC (United Kingdom)	31,875	102,526
United Natural Foods, Inc.*	14,400	203,616
Walmart, Inc.	16,975	2,714,812
Woolworths Group Ltd. (Australia)	5,445	130,360

		6,980,997

Containers & Packaging 0.0%

O-I Glass, Inc.*	11,550	193,231
Pactiv Evergreen, Inc.	8,750	71,138
Ranpak Holdings Corp.*	15,400	83,776

		348,145

Distributors 0.3%

Genuine Parts Co.	9,000	1,299,420
LKQ Corp.	25,100	1,242,701

		2,542,121

Diversified Consumer Services 0.1%

Coursera, Inc.*	3,600	67,284
Frontdoor, Inc.*	7,600	232,484
Perdoceo Education Corp.	9,200	157,320
Stride, Inc.*	3,050	137,341

		594,429

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Diversified REITs 0.0%

Alexander & Baldwin, Inc.	3,100	$51,863
Essential Properties Realty Trust, Inc.	1,000	21,630
Sekisui House Reit, Inc. (Japan)	447	249,004
Stockland (Australia)	10,008	25,048

		347,545

Diversified Telecommunication Services 0.8%

AT&T, Inc.	210,900	3,167,718
China Tower Corp. Ltd. (China) (Class H Stock), 144A	1,232,000	117,693
Chunghwa Telecom Co. Ltd. (Taiwan)	18,000	64,699
Koninklijke KPN NV (Netherlands)	162,119	534,128
Liberty Latin America Ltd. (Puerto Rico) (Class A Stock)*	11,200	91,392
Liberty Latin America Ltd. (Puerto Rico) (Class C Stock)*	15,650	127,704
Lumen Technologies, Inc.*	24,300	34,506
Ooredoo QPSC (Qatar)	134,810	395,900
Saudi Telecom Co. (Saudi Arabia)	54,958	551,165
Telefonica Brasil SA (Brazil)	62,000	530,014
Telefonica Deutschland Holding AG (Germany)	15,435	27,607
Verizon Communications, Inc.	56,590	1,834,082

		7,476,608

Electric Utilities 0.5%

ALLETE, Inc.	4,500	237,600
Centrais Eletricas Brasileiras SA (Brazil)	5,400	39,513
CPFL Energia SA (Brazil)	36,000	242,289
Endesa SA (Spain)	1,000	20,351
Enel Chile SA (Chile)	837,954	50,880
Enerjisa Enerji A/S (Turkey), 144A	24,833	46,781
Inter RAO UES PJSC (Russia)^	4,433,000	5
NRG Energy, Inc.	57,050	2,197,566
PG&E Corp.*	67,200	1,083,936
Portland General Electric Co.	1,200	48,576
Power Grid Corp. of India Ltd. (India)	264,665	635,275

		4,602,772

Electrical Equipment 0.8%

ABB Ltd. (Switzerland)	22,408	799,813
Array Technologies, Inc.*	13,650	302,893
Atkore, Inc.*	910	135,763
Emerson Electric Co.	24,500	2,365,965
EnerSys	2,650	250,876
Fuji Electric Co. Ltd. (Japan)	500	22,518

See Notes to Financial Statements.

PGIM Balanced Fund    21

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Electrical Equipment (cont’d.)

Fujikura Ltd. (Japan)	64,600	$519,106
LSI Industries, Inc.	2,200	34,936
Preformed Line Products Co.	100	16,258
Vertiv Holdings Co.	76,000	2,827,200

		7,275,328

Electronic Equipment, Instruments & Components 0.2%

Advanced Energy Industries, Inc.	100	10,312
Arlo Technologies, Inc.*	8,500	87,550
Badger Meter, Inc.	100	14,387
Belden, Inc.	2,850	275,168
Celestica, Inc. (Canada)*	3,800	92,996
Daktronics, Inc.*	2,200	19,624
Delta Electronics, Inc. (Taiwan)	12,000	120,863
FARO Technologies, Inc.*	3,000	45,690
Gold Circuit Electronics Ltd. (Taiwan)	38,900	265,059
Hon Hai Precision Industry Co. Ltd. (Taiwan)	141,000	454,476
nLight, Inc.*	5,300	55,120
Sanmina Corp.*	4,430	240,460
Shimadzu Corp. (Japan)	1,000	26,525
Spectris PLC (United Kingdom)	4,539	187,650
Supreme Electronics Co. Ltd. (Taiwan)	121,000	206,666

		2,102,546

Energy Equipment & Services 0.2%

Baker Hughes Co.	22,000	777,040
ChampionX Corp.	400	14,248
DMC Global, Inc.*	6,200	151,714
Helix Energy Solutions Group, Inc.*	5,600	62,552
Liberty Energy, Inc.	8,000	148,160
Newpark Resources, Inc.*	16,150	111,596
TETRA Technologies, Inc.*	23,300	148,654
Tidewater, Inc.*	4,000	284,280
U.S. Silica Holdings, Inc.*	2,150	30,186
Weatherford International PLC*	2,900	261,957

		1,990,387

Entertainment 0.8%

Cinemark Holdings, Inc.*	5,100	93,585
Electronic Arts, Inc.	8,425	1,014,370
GungHo Online Entertainment, Inc. (Japan)	28,800	454,611
Lions Gate Entertainment Corp. (Class B Stock)*	2,150	16,921

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Entertainment (cont’d.)

NetEase, Inc. (China)	39,500	$792,024
Netflix, Inc.*	11,550	4,361,280
Nintendo Co. Ltd. (Japan)	6,200	257,628
Warner Bros Discovery, Inc.*	28,200	306,252

		7,296,671

Financial Services 2.5%

Berkshire Hathaway, Inc. (Class B Stock)*	13,349	4,676,155
Cannae Holdings, Inc.*	8,680	161,795
Element Fleet Management Corp. (Canada)	44,800	642,851
Enact Holdings, Inc.	7,400	201,502
Essent Group Ltd.	1,550	73,299
EXOR NV (Netherlands)	480	42,455
Fidelity National Information Services, Inc.	40,200	2,221,854
Helia Group Ltd. (Australia)	244,658	547,997
Investor AB (Sweden) (Class B Stock)	11,000	210,590
Mastercard, Inc. (Class A Stock)	14,175	5,612,024
Mr. Cooper Group, Inc.*	2,400	128,544
Paragon Banking Group PLC (United Kingdom)	8,225	49,140
Payoneer Global, Inc.*	36,200	221,544
PayPal Holdings, Inc.*	34,200	1,999,332
Plus500 Ltd. (Israel)	2,800	47,034
Remitly Global, Inc.*	1,800	45,396
Repay Holdings Corp.*	2,900	22,011
StoneCo Ltd. (Brazil) (Class A Stock)*	3,600	38,412
Visa, Inc. (Class A Stock)	23,505	5,406,385

		22,348,320

Food Products 0.9%

Archer-Daniels-Midland Co.	31,850	2,402,127
First Pacific Co. Ltd. (Indonesia)	836,000	330,191
Hain Celestial Group, Inc. (The)*	11,300	117,181
Indofood Sukses Makmur Tbk PT (Indonesia)	106,800	45,719
Kraft Heinz Co. (The)	12,800	430,592
Mondelez International, Inc. (Class A Stock)	43,000	2,984,200
Mowi ASA (Norway)	1,980	34,997
Nestle SA	7,423	840,254
Orkla ASA (Norway)	3,396	25,365
Sovos Brands, Inc.*	7,900	178,145
WH Group Ltd. (Hong Kong), 144A	70,000	36,639
Wilmar International Ltd. (China)	223,700	608,753

		8,034,163

See Notes to Financial Statements.

PGIM Balanced Fund    23

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Gas Utilities 0.1%

Beijing Enterprises Holdings Ltd. (China)	34,000	$116,942
Southwest Gas Holdings, Inc.	1,900	114,779
Spire, Inc.	1,250	70,725
Tokyo Gas Co. Ltd. (Japan)	1,700	38,544
UGI Corp.	29,075	668,725

		1,009,715

Ground Transportation 0.2%

Uber Technologies, Inc.*	44,900	2,064,951

Health Care Equipment & Supplies 1.6%

Abbott Laboratories	22,345	2,164,113
AngioDynamics, Inc.*	9,700	70,907
AtriCure, Inc.*	4,500	197,100
Avanos Medical, Inc.*	7,750	156,705
Baxter International, Inc.	28,200	1,064,268
Boston Scientific Corp.*	50,800	2,682,240
DENTSPLY SIRONA, Inc.	36,600	1,250,256
Enovis Corp.*	11,400	601,122
GE HealthCare Technologies, Inc.	18,500	1,258,740
Glaukos Corp.*	100	7,525
Haemonetics Corp.*	3,250	291,135
Inari Medical, Inc.*	3,800	248,520
Integer Holdings Corp.*	2,800	219,604
Intuitive Surgical, Inc.*	5,200	1,519,908
Medtronic PLC	25,700	2,013,852
OraSure Technologies, Inc.*	7,000	41,510
TaiDoc Technology Corp. (Taiwan)	14,000	64,599
Varex Imaging Corp.*	1,500	28,185
Zimmer Biomet Holdings, Inc.	2,475	277,745
Zimvie, Inc.*	1,200	11,292

		14,169,326

Health Care Providers & Services 1.5%

Accolade, Inc.*	5,700	60,306
Bumrungrad Hospital PCL (Thailand)	55,200	405,297
Cardinal Health, Inc.	26,250	2,279,025
CorVel Corp.*	720	141,588
Elevance Health, Inc.	4,500	1,959,390
Encompass Health Corp.	12,100	812,636
Guardant Health, Inc.*	5,700	168,948
HealthEquity, Inc.*	4,300	314,115
Humana, Inc.	5,975	2,906,957

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Providers & Services (cont’d.)

McKesson Corp.	800	$347,880
ModivCare, Inc.*	2,150	67,747
Odontoprev SA (Brazil)	67,400	147,095
Option Care Health, Inc.*	1,900	61,465
Patterson Cos., Inc.	1,600	47,424
Pediatrix Medical Group, Inc.*	5,850	74,353
Progyny, Inc.*	5,300	180,306
Sinopharm Group Co. Ltd. (China) (Class H Stock)	71,600	207,591
Sonic Healthcare Ltd. (Australia)	1,069	20,413
Tenet Healthcare Corp.*	6,300	415,107
UnitedHealth Group, Inc.	5,860	2,954,553

		13,572,196

Health Care REITs 0.0%

Diversified Healthcare Trust	59,950	116,303
Sabra Health Care REIT, Inc.	13,500	188,190

		304,493

Health Care Technology 0.0%

Multiplan Corp.*	19,150	32,172
NextGen Healthcare, Inc.*	7,050	167,297
Teladoc Health, Inc.*	8,000	148,720

		348,189

Hotel & Resort REITs 0.0%

Hersha Hospitality Trust (Class A Stock)	12,550	123,743

Hotels, Restaurants & Leisure 1.0%

Accor SA (France)	1,218	40,967
Biglari Holdings, Inc. (Class B Stock)*	170	28,220
Bloomin’ Brands, Inc.	5,250	129,097
Booking Holdings, Inc.*	320	986,864
Carrols Restaurant Group, Inc.*	12,500	82,375
Century Casinos, Inc.*	5,700	29,241
Create Restaurants Holdings, Inc. (Japan)	12,100	92,395
Dave & Buster’s Entertainment, Inc.*	3,350	124,184
Denny’s Corp.*	2,000	16,940
Hiday Hidaka Corp. (Japan)	2,600	47,182
Hilton Grand Vacations, Inc.*	2,250	91,575
Hilton Worldwide Holdings, Inc.	14,700	2,207,646
Jack in the Box, Inc.	700	48,342
Leejam Sports Co. JSC (Saudi Arabia)	1,950	73,970

See Notes to Financial Statements.

PGIM Balanced Fund    25

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)

Marriott International, Inc. (Class A Stock)	3,475	$683,046
McDonald’s Corp.	8,720	2,297,197
Meituan (China) (Class B Stock), 144A*	17,000	246,095
Oriental Land Co. Ltd. (Japan)	20,600	675,838
Royal Caribbean Cruises Ltd.*	1,200	110,568
Scandic Hotels Group AB (Sweden), 144A*	28,449	96,502
Whitbread PLC (United Kingdom)	9,617	404,807
Yum China Holdings, Inc. (China)	1,800	100,296

		8,613,347

Household Durables 0.2%

Beazer Homes USA, Inc.*	7,400	184,334
KB Home	4,100	189,748
Lennar Corp. (Class A Stock)	3,200	359,136
M/I Homes, Inc.*	250	21,010
Meritage Homes Corp.	1,430	175,018
Pressance Corp. (Japan)	7,600	93,074
Tamron Co. Ltd. (Japan)	4,000	122,219
Taylor Morrison Home Corp.*	5,550	236,486
Tri Pointe Homes, Inc.*	7,800	213,330

		1,594,355

Household Products 1.0%

Colgate-Palmolive Co.	36,625	2,604,404
Energizer Holdings, Inc.	400	12,816
Essity AB (Sweden) (Class B Stock)	22,434	483,840
Henkel AG & Co. KGaA (Germany)	448	28,247
Kimberly-Clark Corp.	14,100	1,703,985
Procter & Gamble Co. (The)	26,604	3,880,459

		8,713,751

Independent Power & Renewable Electricity Producers 0.3%

AES Corp. (The)	50,900	773,680
Vistra Corp.	43,900	1,456,602

		2,230,282

Industrial Conglomerates 0.8%

3M Co.	26,950	2,523,059
General Electric Co.	30,750	3,399,412
Honeywell International, Inc.	1,175	217,070
KOC Holding A/S (Turkey)	22,868	122,240

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Industrial Conglomerates (cont’d.)

Mytilineos SA (Greece)	3,129	$115,171
Samsung C&T Corp. (South Korea)	7,249	577,966
Siemens AG (Germany)	1,258	179,779

		7,134,697

Industrial REITs 0.5%

Americold Realty Trust, Inc.	55,250	1,680,152
Goodman Group (Australia)	49,236	674,821
Innovative Industrial Properties, Inc.	600	45,396
LXP Industrial Trust	25,900	230,510
Prologis, Inc.	17,000	1,907,570
Terreno Realty Corp.	200	11,360

		4,549,809

Insurance 1.7%

Ambac Financial Group, Inc.*	3,850	46,431
American International Group, Inc.	29,300	1,775,580
Assicurazioni Generali SpA (Italy)	30,975	632,274
Assurant, Inc.	4,200	603,036
AXA SA (France)	6,361	188,724
Axis Capital Holdings Ltd.	16,200	913,194
CNO Financial Group, Inc.	900	21,357
Coface SA (France)	44,444	565,821
Dai-ichi Life Holdings, Inc. (Japan)	4,600	94,964
DB Insurance Co. Ltd. (South Korea)	2,112	139,940
eHealth, Inc.*	11,600	85,840
Fairfax Financial Holdings Ltd. (Canada)	900	734,690
Genworth Financial, Inc. (Class A Stock)*	44,500	260,770
Great-West Lifeco, Inc. (Canada)	900	25,749
Japan Post Insurance Co. Ltd. (Japan)	1,200	20,182
Loews Corp.	9,500	601,445
Manulife Financial Corp. (Canada)	38,000	694,394
Marsh & McLennan Cos., Inc.	4,700	894,410
Medibank Private Ltd. (Australia)	217,601	480,274
MetLife, Inc.	46,250	2,909,588
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	2,098	817,072
Oscar Health, Inc. (Class A Stock)*	11,800	65,726
Poste Italiane SpA (Italy), 144A	2,412	25,329
QBE Insurance Group Ltd. (Australia)	6,665	66,765
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	1,040	200,019
Samsung Life Insurance Co. Ltd. (South Korea)	1,910	99,360
Selectquote, Inc.*	26,500	31,005

See Notes to Financial Statements.

PGIM Balanced Fund    27

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance (cont’d.)

Sompo Holdings, Inc. (Japan)	700	$30,000
Sun Life Financial, Inc. (Canada)	14,500	707,466
Suncorp Group Ltd. (Australia)	17,602	156,827
Talanx AG (Germany)	936	59,239
Unum Group	28,300	1,392,077

		15,339,548

Interactive Media & Services 3.0%

Alphabet, Inc. (Class A Stock)*	71,650	9,376,119
Alphabet, Inc. (Class C Stock)*	63,340	8,351,379
Baidu, Inc. (China) (Class A Stock)*	25,100	422,450
Bumble, Inc. (Class A Stock)*	8,900	132,788
Cargurus, Inc.*	8,700	152,424
Eventbrite, Inc. (Class A Stock)*	20,500	202,130
Hello Group, Inc. (China), ADR	31,400	219,172
Meta Platforms, Inc. (Class A Stock)*	23,669	7,105,671
Tencent Holdings Ltd. (China)	18,300	709,380
TrueCar, Inc.*	7,500	15,525

		26,687,038

IT Services 0.8%

Accenture PLC (Class A Stock)	430	132,057
Akamai Technologies, Inc.*	14,600	1,555,484
Arabian Internet & Communications Services Co. (Saudi Arabia)	660	56,317
Cognizant Technology Solutions Corp. (Class A Stock)	34,400	2,330,256
Elm Co. (Saudi Arabia)	440	91,490
Fastly, Inc. (Class A Stock)*	4,800	92,016
International Business Machines Corp.	11,594	1,626,638
NEC Corp. (Japan)	7,400	408,648
Nomura Research Institute Ltd. (Japan)	17,900	465,252
Obic Co. Ltd. (Japan)	600	90,912
Sopra Steria Group SACA (France)	1,890	390,169
Squarespace, Inc. (Class A Stock)*	2,200	63,734
Wix.com Ltd. (Israel)*	500	45,900
Zensar Technologies Ltd. (India)	27,647	171,708

		7,520,581

Leisure Products 0.0%

Sega Sammy Holdings, Inc. (Japan)	2,800	51,639

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Leisure Products (cont’d.)

Solo Brands, Inc. (Class A Stock)*	21,500	$109,650
Tomy Co. Ltd. (Japan)	9,500	137,190

		298,479

Life Sciences Tools & Services 0.4%

Adaptive Biotechnologies Corp.*	6,050	32,972
Azenta, Inc.*	9,800	491,862
Quanterix Corp.*	8,400	227,976
Thermo Fisher Scientific, Inc.	2,958	1,497,251
West Pharmaceutical Services, Inc.	3,000	1,125,630

		3,375,691

Machinery 1.0%

AGCO Corp.	1,100	130,108
Alfa Laval AB (Sweden)	1,320	45,221
Allison Transmission Holdings, Inc.	25,500	1,506,030
Atlas Copco AB (Sweden) (Class A Stock)	28,476	382,452
Atlas Copco AB (Sweden) (Class B Stock)	8,224	96,180
Blue Bird Corp.*	1,800	38,430
Caterpillar, Inc.	3,950	1,078,350
CNH Industrial NV (United Kingdom)	7,666	93,063
Daimler Truck Holding AG (Germany)	18,980	657,168
Doosan Bobcat, Inc. (South Korea)	2,739	103,381
Epiroc AB (Sweden) (Class A Stock)	2,377	45,133
Epiroc AB (Sweden) (Class B Stock)	1,729	27,659
FANUC Corp. (Japan)	14,300	371,906
GEA Group AG (Germany)	960	35,380
Hyster-Yale Materials Handling, Inc.	1,600	71,328
ITT, Inc.	5,600	548,296
Komatsu Ltd. (Japan)	22,500	606,851
Manitowoc Co., Inc. (The)*	10,000	150,500
NTN Corp. (Japan)	221,000	420,708
Oshkosh Corp.	8,100	772,983
Proto Labs, Inc.*	4,200	110,880
Shyft Group, Inc. (The)	5,100	76,347
SKF AB (Sweden) (Class B Stock)	6,025	100,024
Tennant Co.	2,900	215,035
Terex Corp.	5,100	293,862
Volvo AB (Sweden) (Class B Stock)	39,291	809,302
Wabash National Corp.	8,500	179,520
Yutong Bus Co. Ltd. (China) (Class A Stock)	35,200	64,036

		9,030,133

See Notes to Financial Statements.

PGIM Balanced Fund    29

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Marine Transportation 0.1%

AP Moller - Maersk A/S (Denmark) (Class A Stock)	13	$23,006
COSCO SHIPPING Holdings Co. Ltd. (China) (Class H Stock)	42,000	42,930
D/S Norden A/S (Denmark)	2,345	130,242
Evergreen Marine Corp. Taiwan Ltd. (Taiwan)	79,600	286,265
Kuehne + Nagel International AG (Switzerland)	340	96,604
Orient Overseas International Ltd. (Hong Kong)	19,000	253,068

		832,115

Media 0.2%

Advantage Solutions, Inc.*	22,900	65,036
Comcast Corp. (Class A Stock)	18,543	822,197
Dentsu Group, Inc. (Japan)	900	26,471
Informa PLC (United Kingdom)	21,184	193,441
Publicis Groupe SA (France)	9,897	749,130

		1,856,275

Metals & Mining 0.6%

Agnico Eagle Mines Ltd. (Canada)	2,200	99,970
AMG Critical Materials NV (Netherlands)	3,098	92,972
ArcelorMittal SA (Luxembourg)	23,457	587,271
BHP Group Ltd. (Australia)	4,662	130,959
BlueScope Steel Ltd. (Australia)	7,145	88,480
Carpenter Technology Corp.	4,350	292,363
Commercial Metals Co.	5,850	289,049
Fortescue Metals Group Ltd. (Australia)	33,672	447,604
Glencore PLC (Australia)	47,764	271,993
Grupo Mexico SAB de CV (Mexico) (Class B Stock)	91,600	432,889
Hindalco Industries Ltd. (India)	9,261	54,664
Iluka Resources Ltd. (Australia)	9,175	44,808
Nippon Steel Corp. (Japan)	28,500	667,702
Norsk Hydro ASA (Norway)	5,625	35,200
Olympic Steel, Inc.	700	39,347
Pilbara Minerals Ltd. (Australia)	11,340	30,938
Polyus PJSC (Russia)*^	3,704	—
Rio Tinto Ltd. (Australia)	1,610	116,126
Rio Tinto PLC (Australia)	5,653	354,966
Schnitzer Steel Industries, Inc. (Class A Stock)	3,950	110,008
SSAB AB (Sweden) (Class A Stock)	47,172	265,813
TimkenSteel Corp.*	2,400	52,128
Tokyo Steel Manufacturing Co. Ltd. (Japan)	27,600	310,889

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Metals & Mining (cont’d.)

Vale SA (Brazil)	35,700	$479,333
West African Resources Ltd. (Australia)*	629,919	307,906

		5,603,378

Mortgage Real Estate Investment Trusts (REITs) 0.0%

Granite Point Mortgage Trust, Inc.	10,300	50,264
MFA Financial, Inc.	16,900	162,409
Redwood Trust, Inc.	7,400	52,762

		265,435

Multi-Utilities 0.2%

Avista Corp.	6,300	203,931
Black Hills Corp.	4,650	235,243
Centrica PLC (United Kingdom)	213,971	402,461
Engie SA (France)	20,423	313,211
NiSource, Inc.	13,600	335,648

		1,490,494

Office REITs 0.0%

Japan Excellent, Inc. (Japan)	64	56,612
Mori Hills REIT Investment Corp. (Japan)	126	119,378
Office Properties Income Trust	20,450	83,845
Paramount Group, Inc.	22,900	105,798
Piedmont Office Realty Trust, Inc. (Class A Stock)	1,960	11,015

		376,648

Oil, Gas & Consumable Fuels 2.6%

Berry Corp.	3,100	25,420
BP PLC (United Kingdom)	169,442	1,092,212
BW LPG Ltd. (Singapore), 144A	1,640	20,629
Callon Petroleum Co.*	3,200	125,184
Chevron Corp.	10,625	1,791,587
Chord Energy Corp.	250	40,518
Civitas Resources, Inc.	3,650	295,176
Coal India Ltd. (India)	27,021	95,833
Exxon Mobil Corp.	50,125	5,893,697
Great Eastern Shipping Co. Ltd. (The) (India)	4,645	47,302
Gulfport Energy Corp.*	900	106,794
Imperial Oil Ltd. (Canada)	5,500	338,767
Indian Oil Corp. Ltd. (India)	37,880	41,431
Inpex Corp. (Japan)	4,200	62,993

See Notes to Financial Statements.

PGIM Balanced Fund    31

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)

Kosmos Energy Ltd. (Ghana)*	33,500	$274,030
LUKOIL PJSC (Russia)^	10,297	—
Marathon Petroleum Corp.	19,450	2,943,563
Murphy Oil Corp.	4,350	197,273
Oil & Natural Gas Corp. Ltd. (India)	290,820	669,519
ORLEN SA (Poland)	42,570	570,344
Par Pacific Holdings, Inc.*	4,800	172,512
Parex Resources, Inc. (Canada)	8,200	153,888
PBF Energy, Inc. (Class A Stock)	3,200	171,296
Peabody Energy Corp.	11,850	307,981
PetroChina Co. Ltd. (China) (Class H Stock)	696,000	521,605
Petroleo Brasileiro SA (Brazil)	19,400	145,619
Phillips 66	24,800	2,979,720
Repsol SA (Spain)	5,660	93,101
Rosneft Oil Co. PJSC (Russia)^	31,520	—
Shanxi Lu’an Environmental Energy Development Co. Ltd. (China) (Class A Stock)	61,100	159,543
Shell PLC (Netherlands)	41,776	1,324,058
SM Energy Co.	8,600	340,990
TotalEnergies SE (France)	1,682	110,590
Valero Energy Corp.	12,625	1,789,089
World Kinect Corp.	6,949	155,866

		23,058,130

Paper & Forest Products 0.0%

Navigator Co. SA (The) (Portugal)	14,975	56,431

Passenger Airlines 0.4%

Air France-KLM (France)*	2,625	32,853
Alaska Air Group, Inc.*	20,150	747,162
ANA Holdings, Inc. (Japan)*	23,100	483,669
Deutsche Lufthansa AG (Germany)*	53,971	427,094
Japan Airlines Co. Ltd. (Japan)	2,000	38,858
Qantas Airways Ltd. (Australia)*	10,962	36,290
Singapore Airlines Ltd. (Singapore)	110,600	521,724
SkyWest, Inc.*	5,660	237,381
United Airlines Holdings, Inc.*	25,950	1,097,685

		3,622,716

Personal Care Products 0.1%

Chlitina Holding Ltd. (China)	43,000	250,692
elf Beauty, Inc.*	3,050	334,981

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Personal Care Products (cont’d.)

Herbalife Ltd.*	4,600	$64,354
Unilever PLC (United Kingdom)	4,856	240,211

		890,238

Pharmaceuticals 3.2%

Amneal Pharmaceuticals, Inc.*	38,300	161,626
ANI Pharmaceuticals, Inc.*	500	29,030
Astellas Pharma, Inc. (Japan)	43,600	603,495
AstraZeneca PLC (United Kingdom)	2,183	294,453
Bristol-Myers Squibb Co.	39,245	2,277,780
China Medical System Holdings Ltd. (China)	263,000	396,945
Chugai Pharmaceutical Co. Ltd. (Japan)	9,800	302,174
Elanco Animal Health, Inc.*	128,800	1,447,712
Eli Lilly & Co.	12,350	6,633,555
GSK PLC	45,117	816,338
Harmony Biosciences Holdings, Inc.*	1,750	57,347
Ipsen SA (France)	1,195	156,571
Johnson & Johnson	41,619	6,482,159
Ligand Pharmaceuticals, Inc.*	1,200	71,904
Merck & Co., Inc.	13,925	1,433,579
Novartis AG (Switzerland)	14,505	1,481,376
Novo Nordisk A/S (Denmark) (Class B Stock)	22,220	2,023,159
Otsuka Holdings Co. Ltd. (Japan)	15,100	536,127
Pfizer, Inc.	22,225	737,203
Prestige Consumer Healthcare, Inc.*	2,910	166,423
Roche Holding AG	3,566	973,522
Sanofi	4,685	503,053
Shionogi & Co. Ltd. (Japan)	13,500	602,160
Theravance Biopharma, Inc.*	1,950	16,829

		28,204,520

Professional Services 0.4%

Automatic Data Processing, Inc.	9,200	2,213,336
Conduent, Inc.*	29,600	103,008
ExlService Holdings, Inc.*	5,750	161,230
MEITEC Group Holdings, Inc. (Japan)	3,600	65,107
Open Up Group, Inc. (Japan)	15,200	186,431
Parsons Corp.*	4,450	241,858
TriNet Group, Inc.*	750	87,360
TrueBlue, Inc.*	5,550	81,419
TTEC Holdings, Inc.	1,850	48,507
Upwork, Inc.*	18,000	204,480

See Notes to Financial Statements.

PGIM Balanced Fund    33

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Professional Services (cont’d.)

UT Group Co. Ltd. (Japan)*	2,700	$40,214
Wolters Kluwer NV (Netherlands)	612	74,098

		3,507,048

Real Estate Management & Development 0.2%

Anywhere Real Estate, Inc.*	30,150	193,865
Cushman & Wakefield PLC*	2,500	19,050
Douglas Elliman, Inc.	10,200	23,052
Emaar Properties PJSC (United Arab Emirates)	335,595	734,428
Forestar Group, Inc.*	4,800	129,312
KE Holdings, Inc. (China), ADR	15,600	242,112
Tosei Corp. (Japan)	3,900	50,309

		1,392,128

Residential REITs 0.3%

Centerspace	700	42,182
Equity Residential	35,400	2,078,334
Veris Residential, Inc.	13,300	219,450

		2,339,966

Retail REITs 0.1%

Acadia Realty Trust	7,300	104,755
Klepierre SA (France)	13,038	319,243
Macerich Co. (The)	11,500	125,465
RPT Realty	10,150	107,184
Urban Edge Properties	700	10,682

		667,329

Semiconductors & Semiconductor Equipment 4.1%

Amkor Technology, Inc.	10,150	229,390
Applied Materials, Inc.	10,400	1,439,880
ASML Holding NV (Netherlands)	2,060	1,212,826
Axcelis Technologies, Inc.*	1,900	309,795
Broadcom, Inc.	1,955	1,623,784
Diodes, Inc.*	1,300	102,492
Disco Corp. (Japan)	3,400	628,171
FormFactor, Inc.*	500	17,470
Infineon Technologies AG (Germany)	23,863	790,360
Intel Corp.	103,800	3,690,090
King Yuan Electronics Co. Ltd. (Taiwan)	25,000	58,957
Lam Research Corp.	4,600	2,883,142

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)

Novatek Microelectronics Corp. (Taiwan)	13,000	$170,711
NVIDIA Corp.	32,650	14,202,423
NXP Semiconductors NV (China)	8,200	1,639,344
ON Semiconductor Corp.*	3,300	306,735
Photronics, Inc.*	10,100	204,121
QUALCOMM, Inc.	30,700	3,409,542
Renesas Electronics Corp. (Japan)*	37,500	572,811
SCREEN Holdings Co. Ltd. (Japan)	6,400	311,015
Skyworks Solutions, Inc.	7,300	719,707
SMART Global Holdings, Inc.*	500	12,175
STMicroelectronics NV (Singapore)	17,909	772,291
Synaptics, Inc.*	650	58,136
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	77,000	1,255,581

		36,620,949

Software 5.1%

ACI Worldwide, Inc.*	9,300	209,808
Adeia, Inc.	18,250	194,910
Adobe, Inc.*	1,868	952,493
Appfolio, Inc. (Class A Stock)*	1,650	301,339
Blackbaud, Inc.*	400	28,128
Box, Inc. (Class A Stock)*	4,250	102,893
Check Point Software Technologies Ltd. (Israel)*	4,700	626,416
CommVault Systems, Inc.*	2,850	192,689
Digital Turbine, Inc.*	5,000	30,250
Freshworks, Inc. (Class A Stock)*	12,500	249,000
Intuit, Inc.	6,000	3,065,640
LiveRamp Holdings, Inc.*	2,600	74,984
Matterport, Inc.*	14,700	31,899
Microsoft Corp.	89,016	28,106,802
NCR Corp.*	81,000	2,184,570
Open Text Corp. (Canada)	1,200	42,116
Rapid7, Inc.*	1,900	86,982
Salesforce, Inc.*	20,100	4,075,878
ServiceNow, Inc.*	5,850	3,269,916
SolarWinds Corp.*	18,400	173,696
Sprinklr, Inc. (Class A Stock)*	3,200	44,288
SPS Commerce, Inc.*	1,676	285,942
Tenable Holdings, Inc.*	2,700	120,960
Teradata Corp.*	16,075	723,696
Verint Systems, Inc.*	6,700	154,033

See Notes to Financial Statements.

PGIM Balanced Fund    35

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Software (cont’d.)

Xero Ltd. (New Zealand)*	644	$46,315
Yext, Inc.*	2,450	15,509

		45,391,152

Specialized REITs 0.1%

American Tower Corp.	2,600	427,570
Digital Realty Trust, Inc.	2,100	254,142
Public Storage	1,900	500,688

		1,182,400

Specialty Retail 0.9%

Aaron’s Co., Inc. (The)	2,200	23,034
Abercrombie & Fitch Co. (Class A Stock)*	700	39,459
American Eagle Outfitters, Inc.	16,000	265,760
Chico’s FAS, Inc.*	7,450	55,726
Genesco, Inc.*	1,300	40,066
Group 1 Automotive, Inc.	260	69,865
Home Depot, Inc. (The)	4,658	1,407,461
Industria de Diseno Textil SA (Spain)	23,849	887,470
JB Hi-Fi Ltd. (Australia)	12,238	355,459
JD Sports Fashion PLC (United Kingdom)	281,349	511,079
Lowe’s Cos., Inc.	6,475	1,345,764
ODP Corp. (The)*	2,300	106,145
Petco Health & Wellness Co., Inc.*	281,200	1,150,108
Signet Jewelers Ltd.	700	50,267
ThredUp, Inc. (Class A Stock)*	4,600	18,446
TJX Cos., Inc. (The)	13,900	1,235,432
Urban Outfitters, Inc.*	7,100	232,099

		7,793,640

Technology Hardware, Storage & Peripherals 3.4%

Acer, Inc. (Taiwan)	38,000	42,818
Advantech Co. Ltd. (Taiwan)	3,299	35,324
Apple, Inc.	154,554	26,461,190
Asustek Computer, Inc. (Taiwan)	3,000	34,137
Compal Electronics, Inc. (Taiwan)	46,000	43,834
Hewlett Packard Enterprise Co.	86,550	1,503,374
Quanta Computer, Inc. (Taiwan)	102,000	763,379
Samsung Electronics Co. Ltd. (South Korea)	10,714	541,637
Super Micro Computer, Inc.*	870	238,571
Wistron Corp. (Taiwan)	165,000	522,532
Wiwynn Corp. (Taiwan)	1,000	46,631

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals (cont’d.)

Xerox Holdings Corp.	11,950	$187,496
Xiaomi Corp. (China) (Class B Stock), 144A*	74,200	116,242

		30,537,165

Textiles, Apparel & Luxury Goods 0.4%

Cie Financiere Richemont SA (Switzerland) (Class A Stock)	1,155	140,660
G-III Apparel Group Ltd.*	4,200	104,664
Goldwin, Inc. (Japan)	4,000	270,868
Hermes International SCA (France)	487	887,717
Lululemon Athletica, Inc.*	4,000	1,542,440
LVMH Moet Hennessy Louis Vuitton SE (France)	529	399,305
Mavi Giyim Sanayi Ve Ticaret A/S (Turkey) (Class B Stock), 144A	6,946	28,546
Youngone Corp. (South Korea)	1,898	67,840

		3,442,040

Tobacco 0.3%

British American Tobacco PLC (United Kingdom)	19,256	604,613
Imperial Brands PLC (United Kingdom)	30,236	613,380
ITC Ltd. (India)	111,353	594,962
Japan Tobacco, Inc. (Japan)	5,173	119,021
Scandinavian Tobacco Group A/S (Denmark), 144A	19,075	290,559
Turning Point Brands, Inc.	4,500	103,905
Vector Group Ltd.	4,250	45,220

		2,371,660

Trading Companies & Distributors 0.3%

Ashtead Group PLC (United Kingdom)	8,576	520,071
BlueLinx Holdings, Inc.*	200	16,418
Boise Cascade Co.	2,510	258,630
Finning International, Inc. (Canada)	5,000	147,469
GMS, Inc.*	3,690	236,049
Marubeni Corp. (Japan)	2,600	40,529
Rexel SA (France)	14,782	331,205
Russel Metals, Inc. (Canada)	5,500	153,956
Toromont Industries Ltd. (Canada)	500	40,722
Toyota Tsusho Corp. (Japan)	900	52,935
Veritiv Corp.	1,500	253,350
W.W. Grainger, Inc.	375	259,440

		2,310,774

See Notes to Financial Statements.

PGIM Balanced Fund    37

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Water Utilities 0.0%

American States Water Co.	700	$55,076

Wireless Telecommunication Services 0.2%

Etihad Etisalat Co. (Saudi Arabia)	3,540	42,052
Intelsat Emergence SA (Luxembourg)*	4,226	94,662
Mobile Telecommunications Co. KSCP (Kuwait)	12,403	19,520
Spok Holdings, Inc.	2,700	38,529
Telephone & Data Systems, Inc.	4,500	82,395
TIM SA (Brazil)	6,600	19,630
T-Mobile US, Inc.*	8,650	1,211,433

		1,508,221

TOTAL COMMON STOCKS (cost $417,700,049)		528,321,971

PREFERRED STOCKS 0.2%

Automobiles 0.0%

Bayerische Motoren Werke AG (Germany) (PRFC)	242	22,526

Banks 0.0%

Citigroup Capital XIII, 12.001%(c), 3 Month SOFR + 6.632%, Maturing 10/30/40	3,000	87,990

Capital Markets 0.0%

State Street Corp., 5.350%(ff), Series G, Maturing 03/15/26(oo)	5,000	116,000

Electric Utilities 0.1%

Cia Energetica de Minas Gerais (Brazil) (PRFC)	108,939	268,308

Metals & Mining 0.0%

Gerdau SA (Brazil) (PRFC)	8,500	40,669

Oil, Gas & Consumable Fuels 0.1%

Petroleo Brasileiro SA (Brazil) (PRFC)	126,800	869,794

Technology Hardware, Storage & Peripherals 0.0%

Samsung Electronics Co. Ltd. (South Korea) (PRFC)	3,708	149,382

TOTAL PREFERRED STOCKS (cost $1,238,208)		1,554,669

See Notes to Financial Statements.

Description			Units	Value

RIGHTS* 0.0%

Wireless Telecommunication Services

Intelsat Jackson Holdings SA, Series A (Luxembourg), CVR, expiring 12/05/25^			440	$2,750
Intelsat Jackson Holdings SA, Series B (Luxembourg), CVR, expiring 12/05/25^			440	1,760

TOTAL RIGHTS (cost $0)				4,510

			Shares

UNAFFILIATED EXCHANGE-TRADED FUND 0.1%
iShares MSCI EAFE ETF (cost $608,217)			9,000	620,280

	Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES 5.9%

Automobiles 1.1%

AmeriCredit Automobile Receivables Trust,
Series 2019-02, Class C	2.740%	04/18/25	16	16,243
Series 2019-03, Class C	2.320	07/18/25	220	218,874
Series 2020-02, Class D	2.130	03/18/26	100	95,608
Avis Budget Rental Car Funding AESOP LLC,
Series 2018-02A, Class A, 144A	4.000	03/20/25	300	298,481
Series 2020-01A, Class A, 144A	2.330	08/20/26	500	468,503
Series 2020-02A, Class A, 144A	2.020	02/20/27	100	91,255
Series 2021-02A, Class C, 144A	2.350	02/20/28	500	428,358
Series 2023-03A, Class B, 144A	6.120	02/22/28	400	394,261
Exeter Automobile Receivables Trust, Series 2020-03A, Class D	1.730	07/15/26	83	81,282
Ford Credit Auto Owner Trust,
Series 2021-01, Class C, 144A	1.910	10/17/33	180	160,584
Series 2021-02, Class D, 144A	2.600	05/15/34	300	259,347
Series 2023-01, Class C, 144A	5.580	08/15/35	500	484,667
Hertz Vehicle Financing III LLC,
Series 2022-01A, Class C, 144A	2.630	06/25/26	100	93,217
Series 2023-01A, Class B, 144A	6.220	06/25/27	500	495,318
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A	1.680	12/27/27	700	614,094
Series 2021-02A, Class B, 144A	2.120	12/27/27	100	87,644

See Notes to Financial Statements.

PGIM Balanced Fund    39

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Automobiles (cont’d.)

Hertz Vehicle Financing LLC, Series 2022-02A, Class B, 144A	2.650%	06/26/28		100	$87,491
JPMorgan Chase Bank, NA,
Series 2020-02, Class D, 144A	1.487	02/25/28		41	40,316
Series 2021-02, Class D, 144A	1.138	12/26/28		63	61,557
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A	3.630	09/14/27		1,280	1,242,361
Series 2021-01A, Class C, 144A	1.420	07/14/28		500	449,660
Series 2023-01A, Class B, 144A	5.810	02/14/31		1,000	973,071
Series 2023-01A, Class C, 144A	6.140	02/14/31		400	389,876
Santander Bank Auto Credit-Linked Notes,
Series 2022-A, Class C, 144A	7.375	05/15/32		126	125,158
Series 2022-C, Class E, 144A	11.366	12/15/32		191	192,398
Santander Drive Auto Receivables Trust,
Series 2020-02, Class D	2.220	09/15/26		56	55,343
Series 2020-03, Class D	1.640	11/16/26		308	301,178
Series 2020-04, Class D	1.480	01/15/27		279	272,147
Series 2021-01, Class D	1.130	11/16/26		800	772,185
World Omni Select Auto Trust, Series 2019-A, Class C	2.380	12/15/25		81	80,670

					9,331,147

Collateralized Debt Obligation 0.0%

Arbor Realty Commercial Real Estate Notes Ltd. (Cayman Islands), Series 2022-FL01, Class A, 144A, 30 Day Average SOFR + 1.450% (Cap N/A, Floor 1.450%)	6.763(c)	01/15/37		290	287,452

Collateralized Loan Obligations 4.1%

AlbaCore Euro CLO DAC (Ireland), Series 04A, Class B1, 144A, 3 Month EURIBOR + 2.600% (Cap N/A, Floor 2.600%)	6.263(c)	07/15/35	EUR	2,000	2,097,465
Balboa Bay Loan Funding Ltd. (Cayman Islands), Series 2020-01A, Class AR, 144A, 3 Month SOFR + 1.382% (Cap N/A, Floor 1.120%)	6.715(c)	01/20/32		1,500	1,496,674
Barings CLO Ltd. (Cayman Islands), Series LP-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	6.688(c)	01/20/34		2,100	2,097,235

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Battalion CLO Ltd. (Cayman Islands),
Series 2018-12A, Class A1, 144A, 3 Month SOFR + 1.332% (Cap N/A, Floor 1.070%)	6.708%(c)	05/17/31		988	$981,687
Carlyle CLO Ltd. (Cayman Islands),
Series C17A, Class A1AR, 144A, 3 Month SOFR + 1.292% (Cap N/A, Floor 0.000%)	6.661(c)	04/30/31		999	993,927
CVC Cordatus Loan Fund DAC (Ireland),
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)	4.666(c)	05/22/32	EUR	1,500	1,562,485
Series 14A, Class A2R, 144A	1.250	05/22/32	EUR	1,500	1,487,267
Elmwood CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month SOFR + 1.412% (Cap N/A, Floor 1.412%)	6.738(c)	04/20/34		1,350	1,344,692
Madison Park Funding Ltd. (Cayman Islands),
Series 2021-59A, Class A, 144A, 3 Month SOFR + 1.402% (Cap N/A, Floor 1.140%)	6.712(c)	01/18/34		1,500	1,493,285
Series 2021-59A, Class B, 144A, 3 Month SOFR + 1.962% (Cap N/A, Floor 1.700%)	7.272(c)	01/18/34		1,000	991,400
Northwoods Capital Ltd. (Cayman Islands),
Series 2020-22A, Class AR, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)	6.727(c)	09/01/31		2,500	2,484,546
OZLM Ltd. (Cayman Islands),
Series 2018-20A, Class A1, 144A, 3 Month SOFR + 1.312% (Cap N/A, Floor 1.050%)	6.638(c)	04/20/31		1,458	1,452,231
Palmer Square CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 0.000%)	6.670(c)	07/16/31		4,000	3,993,757
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.442% (Cap N/A, Floor 1.180%)	6.750(c)	10/15/34		3,500	3,466,962
Sixth Street CLO Ltd. (Cayman Islands),
Series 2021-19A, Class A, 144A, 3 Month SOFR + 1.362% (Cap N/A, Floor 1.100%)	6.688(c)	07/20/34		4,000	3,970,887
TCW CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	6.606(c)	10/20/32		3,500	3,465,739
TIAA CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 0.000%)	6.788(c)	07/20/31		250	248,819

See Notes to Financial Statements.

PGIM Balanced Fund    41

Schedule of Investments   (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Trinitas Euro CLO DAC (Ireland),
Series 02A, Class CR, 144A, 3 Month EURIBOR + 3.750% (Cap N/A, Floor 3.750%)	7.413%(c)	04/15/35	EUR	2,750	$2,901,045
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month SOFR + 1.462% (Cap N/A, Floor 1.200%)	6.788(c)	10/20/31		500	498,750

					37,028,853

Consumer Loans 0.4%

Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A	2.509	10/20/39	CAD	200	141,841
Lending Funding Trust,
Series 2020-02A, Class A, 144A	2.320	04/21/31		100	89,209
Lendmark Funding Trust,
Series 2021-01A, Class A, 144A	1.900	11/20/31		700	604,395
Mariner Finance Issuance Trust,
Series 2020-AA, Class A, 144A	2.190	08/21/34		177	172,194
OneMain Financial Issuance Trust,
Series 2020-01A, Class A, 144A	3.840	05/14/32		18	17,725
Series 2020-02A, Class A, 144A	1.750	09/14/35		400	358,888
Series 2022-02A, Class D, 144A	6.550	10/14/34		800	767,324
Series 2023-02A, Class C, 144A	6.740	09/15/36		200	199,125
Series 2023-02A, Class D, 144A	7.520	09/15/36		200	199,115
Oportun Issuance Trust,
Series 2022-02, Class A, 144A	5.940	10/09/29		236	235,574
Regional Management Issuance Trust,
Series 2022-01, Class A, 144A	3.070	03/15/32		400	372,900

					3,158,290

Credit Cards 0.1%

Newday Funding Master Issuer PLC (United Kingdom),
Series 2021-02A, Class A1, 144A, SONIA + 0.800% (Cap N/A, Floor 0.000%)	5.996(c)	07/15/29	GBP	100	121,729
Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)	6.596(c)	11/15/28	GBP	265	323,446

					445,175

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Equipment 0.0%

MMAF Equipment Finance LLC,
Series 2017-B, Class A5, 144A	2.720%	06/15/40		232	$226,670

Home Equity Loans 0.0%

Towd Point HE Trust,
Series 2023-01, Class A1A, 144A	6.875	02/25/63		122	121,244

Other 0.1%

Loandepot GMSR Master Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	8.245(c)	10/16/23		100	90,292
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month SOFR + 2.914% (Cap N/A, Floor 2.800%)	8.234(c)	06/25/24		700	680,663

					770,955

Residential Mortgage-Backed Securities 0.0%

Countrywide Asset-Backed Certificates,
Series 2004-01, Class M1, 1 Month SOFR + 0.864% (Cap N/A, Floor 0.750%)	6.184(c)	03/25/34		21	20,838
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000% (Cap N/A, Floor 0.000%)	5.865(c)	09/27/75	EUR	319	331,732

					352,570

Student Loans 0.1%

Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A	2.680	09/25/42		93	83,999
Series 2018-AGS, Class A1, 144A	3.210	02/25/44		74	67,131
Series 2018-CGS, Class A1, 144A	3.870	02/25/46		29	27,093
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A	2.810	11/25/42		6	5,739
Series 2018-B, Class A2FX, 144A	3.540	05/26/43		16	16,061
Series 2019-A, Class A2FX, 144A	2.730	10/25/48		39	37,345
Navient Private Education Refi Loan Trust,
Series 2018-CA, Class A2, 144A	3.520	06/16/42		21	20,831
Series 2019-CA, Class A2, 144A	3.130	02/15/68		93	88,534
SoFi Professional Loan Program LLC,
Series 2019-B, Class A2FX, 144A	3.090	08/17/48		126	118,379

See Notes to Financial Statements.

PGIM Balanced Fund    43

Schedule of Investments   (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Student Loans (cont’d.)

SoFi Professional Loan Program LLC, (cont’d.)
Series 2019-C, Class A2FX, 144A	2.370%	11/16/48	249	$228,278
SoFi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 144A	3.340	08/25/47	70	67,443
Series 2020-A, Class A2FX, 144A	2.540	05/15/46	337	308,342

				1,069,175

TOTAL ASSET-BACKED SECURITIES (cost $54,503,802)				52,791,531

COMMERCIAL MORTGAGE-BACKED SECURITIES 6.2%
BANK,
Series 2017-BNK04, Class A3	3.362	05/15/50	995	918,307
Series 2020-BN26, Class A3	2.155	03/15/63	1,800	1,440,461
Bank of America Merrill Lynch Commercial Mortgage Trust,
Series 2017-BNK03, Class XB, IO	0.735(cc)	02/15/50	40,575	718,997
Barclays Commercial Mortgage Securities Trust,
Series 2018-C02, Class A4	4.047	12/15/51	1,351	1,239,543
Series 2020-C07, Class XB, IO	1.099(cc)	04/15/53	4,900	268,630
Benchmark Mortgage Trust,
Series 2019-B13, Class A3	2.701	08/15/57	1,800	1,526,230
Series 2020-B17, Class A4	2.042	03/15/53	650	509,158
Series 2023-V02, Class A3	5.812(cc)	05/15/55	1,900	1,873,662
BMO Mortgage Trust,
Series 2023-C06, Class XB, IO	0.348(cc)	09/15/56	90,697	1,426,637
BX Commercial Mortgage Trust,
Series 2019-XL, Class J, 144A, 1 Month SOFR + 2.764% (Cap N/A, Floor 2.650%)	8.097(c)	10/15/36	1,275	1,248,940
Series 2021-ACNT, Class E, 144A, 1 Month SOFR + 2.311% (Cap N/A, Floor 2.197%)	7.643(c)	11/15/38	1,000	967,377
BX Trust,
Series 2021-LGCY, Class F, 144A, 1 Month SOFR + 2.063% (Cap N/A, Floor 1.949%)	7.395(c)	10/15/36	1,350	1,269,958
CENT Trust,
Series 2023-CITY, Class A, 144A, 1 Month SOFR + 2.620% (Cap N/A, Floor 2.620%)	7.952(c)	09/15/28	750	749,676
CFK Trust,
Series 2020-MF02, Class B, 144A	2.792	03/15/39	1,200	1,011,076
Series 2020-MF02, Class C, 144A	2.995	03/15/39	1,500	1,233,553
Series 2020-MF02, Class D, 144A	3.349	03/15/39	900	719,855

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4	3.575%	05/10/47	127	$125,939
Series 2015-GC29, Class A3	2.935	04/10/48	385	373,102
Series 2015-P01, Class A4	3.462	09/15/48	600	577,234
Series 2019-GC41, Class A4	2.620	08/10/56	3,600	3,034,461
Series 2020-GC46, Class A4	2.477	02/15/53	1,400	1,138,906
Commercial Mortgage Trust,
Series 2014-CR18, Class A4	3.550	07/15/47	144	140,893
Series 2014-UBS04, Class A4	3.420	08/10/47	700	683,335
Series 2015-LC21, Class A3	3.445	07/10/48	546	526,299
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class F, 144A, 1 Month SOFR + 2.697% (Cap N/A, Floor 2.650%)	8.030(c)	05/15/36	1,762	1,735,296
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A	3.953	09/15/37	1,600	1,365,321
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3	3.231	06/15/57	649	624,726
Series 2017-C08, Class A3	3.127	06/15/50	763	680,468
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C01, Class A3A	3.015	05/10/49	705	653,627
FHLMC Multifamily Structured Pass-Through Certificates,
Series K055, Class X1, IO	1.473(cc)	03/25/26	2,111	59,721
GS Mortgage Securities Trust,
Series 2015-GC28, Class A4	3.136	02/10/48	368	359,282
Series 2021-GSA03, Class XB, IO	0.746(cc)	12/15/54	35,000	1,463,154
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2018-AON, Class E, 144A	4.767(cc)	07/05/31	800	274,259
Series 2019-BKWD, Class A, 144A, 1 Month SOFR + 1.364% (Cap N/A, Floor 1.000%)	6.947(c)	09/15/29	476	438,828
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C23, Class A3	3.451	07/15/50	574	548,236
Series 2015-C25, Class A4	3.372	10/15/48	700	664,561
Morgan Stanley Capital I Trust,
Series 2016-UB11, Class A3	2.531	08/15/49	1,269	1,155,910
Series 2019-H06, Class A3	3.158	06/15/52	1,250	1,080,736
Series 2020-L04, Class A2	2.449	02/15/53	3,600	2,923,676
MTN Commercial Mortgage Trust,
Series 2022-LPFL, Class E, 144A, 1 Month SOFR + 4.289% (Cap N/A, Floor 4.289%)	9.629(c)	03/15/39	1,100	1,040,146
UBS Commercial Mortgage Trust,
Series 2017-C05, Class A4	3.212	11/15/50	1,422	1,296,307
Series 2018-C08, Class A4	3.983	02/15/51	1,650	1,501,631
Series 2018-C09, Class A3	3.854	03/15/51	350	318,713

See Notes to Financial Statements.

PGIM Balanced Fund    45

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
UBS Commercial Mortgage Trust, (cont’d.)
Series 2018-C14, Class A3	4.180%	12/15/51	814	$746,572
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS02, Class A4	3.498	07/15/58	800	770,750
Series 2016-C33, Class A3	3.162	03/15/59	878	819,272
Series 2016-C34, Class A3	2.834	06/15/49	800	752,145
Series 2016-C35, Class A3	2.674	07/15/48	1,061	980,323
Series 2016-NXS06, Class A3	2.642	11/15/49	1,500	1,380,091
Series 2017-C38, Class A4	3.190	07/15/50	643	585,211
Series 2017-C39, Class A4	3.157	09/15/50	3,000	2,715,270
Series 2018-C46, Class A3	3.888	08/15/51	1,050	952,012
Series 2018-C48, Class A4	4.037	01/15/52	1,671	1,549,746
Series 2019-C52, Class A3	2.631	08/15/52	2,500	2,393,050

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $62,616,025)				55,551,269

CONVERTIBLE BOND 0.0%

Telecommunications

Digicel Group Holdings Ltd. (Jamaica),
Sub. Notes, 144A, Cash coupon 7.000% (original cost $4,575; purchased 03/21/23 - 04/03/23)(f) (cost $4,575)	7.000	10/16/23(d)(oo)	31	1,646

CORPORATE BONDS 15.8%

Aerospace & Defense 0.4%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	1,860	1,708,731
Sr. Unsec’d. Notes	3.625	03/01/48	555	359,992
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	475	431,062
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	375	362,235
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	112	111,720
Sr. Unsec’d. Notes, 144A	7.500	02/01/29	75	71,063
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	425	413,372
RTX Corp.,
Sr. Unsec’d. Notes	4.125	11/16/28	235	218,775

				3,676,950

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture 0.5%

Altria Group, Inc.,
Gtd. Notes	3.400%	02/04/41	620	$401,546
BAT Capital Corp. (United Kingdom),
Gtd. Notes	3.557	08/15/27	108	98,726
Gtd. Notes	6.343	08/02/30	100	98,421
BAT International Finance PLC (United Kingdom),
Gtd. Notes	4.448	03/16/28	1,410	1,314,538
Gtd. Notes	5.931	02/02/29	30	29,441
Philip Morris International, Inc.,
Sr. Unsec’d. Notes	5.125	02/15/30	1,970	1,889,571
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	5.750	02/01/29	400	339,790

				4,172,033

Airlines 0.1%

American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates	3.575	07/15/29	140	128,443
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	04/29/26	61	59,163
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	260	253,380
United Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	10/11/27	51	48,037
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	260	240,592
Sr. Sec’d. Notes, 144A	4.625	04/15/29	60	51,620

				781,235

Auto Manufacturers 0.3%

Ford Motor Co.,
Sr. Unsec’d. Notes	4.750	01/15/43	350	255,358
Sr. Unsec’d. Notes	5.291	12/08/46	135	102,601
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.900	02/16/28	425	361,203
General Motors Co.,
Sr. Unsec’d. Notes	5.000	04/01/35	1,085	930,271
Sr. Unsec’d. Notes	6.250	10/02/43	95	84,860
Sr. Unsec’d. Notes	6.600	04/01/36	80	77,665

See Notes to Financial Statements.

PGIM Balanced Fund    47

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)

General Motors Financial Co., Inc.,
Gtd. Notes	3.950%	04/13/24	616	$607,945

				2,419,903

Auto Parts & Equipment 0.1%

Dana, Inc.,
Sr. Unsec’d. Notes	5.375	11/15/27	250	232,104
Magna International, Inc. (Canada),
Sr. Unsec’d. Notes	2.450	06/15/30	350	286,834

				518,938

Banks 4.0%

Banco do Brasil SA (Brazil),
Sr. Unsec’d. Notes, 144A	4.875	01/11/29	200	185,175
Banco Santander SA (Spain),
Sr. Unsec’d. Notes	1.849	03/25/26	200	179,705
Bank Gospodarstwa Krajowego (Poland),
Gov’t. Gtd. Notes, 144A, MTN	5.375	05/22/33	425	399,500
Bank of America Corp.,
Jr. Sub. Notes, Series JJ	5.125(ff)	06/20/24(oo)	350	340,273
Sr. Unsec’d. Notes	2.299(ff)	07/21/32	665	503,614
Sr. Unsec’d. Notes	5.288(ff)	04/25/34	415	386,107
Sr. Unsec’d. Notes, GMTN	3.593(ff)	07/21/28	160	146,064
Sr. Unsec’d. Notes, MTN	3.194(ff)	07/23/30	215	183,723
Sr. Unsec’d. Notes, MTN	3.824(ff)	01/20/28	1,835	1,703,100
Sr. Unsec’d. Notes, MTN	3.974(ff)	02/07/30	115	103,215
Sr. Unsec’d. Notes, MTN	4.271(ff)	07/23/29	350	322,407
Sr. Unsec’d. Notes, Series N	2.651(ff)	03/11/32	2,290	1,798,536
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN	0.625	07/09/24	660	633,769
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	2.645(ff)	06/24/31	1,075	831,443
Sr. Unsec’d. Notes	3.650	03/16/25	200	192,499
Sr. Unsec’d. Notes, MTN	4.972(ff)	05/16/29	400	374,114
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	1.904(ff)	09/30/28	750	634,488
Sr. Unsec’d. Notes, 144A	3.132(ff)	01/20/33	685	537,994
BPCE SA (France),
Sr. Unsec’d. Notes, 144A	2.277(ff)	01/20/32	250	186,407

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Cassa Depositi e Prestiti SpA (Italy),
Sr. Unsec’d. Notes, 144A	5.750%	05/05/26	200	$196,223
Citigroup, Inc.,
Jr. Sub. Notes, Series U	5.000(ff)	09/12/24(oo)	100	94,773
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)	1,290	1,169,576
Sr. Unsec’d. Notes	2.561(ff)	05/01/32	185	142,970
Sr. Unsec’d. Notes	2.572(ff)	06/03/31	880	701,472
Sr. Unsec’d. Notes	3.057(ff)	01/25/33	280	220,656
Sr. Unsec’d. Notes	3.668(ff)	07/24/28	290	265,824
Sr. Unsec’d. Notes	3.700	01/12/26	200	190,187
Sr. Unsec’d. Notes	3.887(ff)	01/10/28	1,500	1,398,214
Sub. Notes	4.400	06/10/25	767	743,915
Sub. Notes	4.450	09/29/27	195	182,953
Sub. Notes	4.750	05/18/46	55	42,744
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	3.961(ff)	11/26/25	245	236,480
Sub. Notes	7.079(ff)	02/10/34	250	225,681
Discover Bank,
Sr. Unsec’d. Notes	4.250	03/13/26	315	297,862
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	12.000	10/01/28	50	50,750
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U	3.650(ff)	08/10/26(oo)	290	233,413
Jr. Sub. Notes, Series V	4.125(ff)	11/10/26(oo)	395	323,528
Sr. Unsec’d. Notes	2.383(ff)	07/21/32	465	353,980
Sr. Unsec’d. Notes	2.615(ff)	04/22/32	1,405	1,096,664
Sr. Unsec’d. Notes	3.750	02/25/26	50	47,532
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	190	172,540
Sr. Unsec’d. Notes	3.850	01/26/27	410	384,494
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	95	87,918
Sub. Notes	6.750	10/01/37	275	278,127
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF	5.000(ff)	08/01/24(oo)	345	334,418
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	1,290	1,208,145
Sr. Unsec’d. Notes	1.578(ff)	04/22/27	1,005	896,442
Sr. Unsec’d. Notes	2.580(ff)	04/22/32	375	295,746
Sr. Unsec’d. Notes	2.947(ff)	02/24/28	110	99,775
Sr. Unsec’d. Notes	2.963(ff)	01/25/33	495	394,783
Sr. Unsec’d. Notes	3.702(ff)	05/06/30	145	129,255
Sr. Unsec’d. Notes	3.782(ff)	02/01/28	1,591	1,480,771
Sr. Unsec’d. Notes	4.005(ff)	04/23/29	796	733,407
Sr. Unsec’d. Notes	4.323(ff)	04/26/28	85	80,553

See Notes to Financial Statements.

PGIM Balanced Fund    49

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

JPMorgan Chase & Co., (cont’d.)
Sr. Unsec’d. Notes	4.452%(ff)	12/05/29	250	$232,941
Sr. Unsec’d. Notes	5.299(ff)	07/24/29	460	447,617
Sub. Notes	3.875	09/10/24	90	88,128
Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes	3.750	01/11/27	300	278,753
Mizuho Financial Group, Inc. (Japan),
Sr. Unsec’d. Notes	5.748(ff)	07/06/34	860	820,649
Morgan Stanley,
Sr. Unsec’d. Notes	5.449(ff)	07/20/29	230	224,148
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32	1,005	757,664
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	1,173	1,068,980
Sr. Unsec’d. Notes, GMTN	3.875	01/27/26	370	353,514
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	240	221,643
Sr. Unsec’d. Notes, MTN	2.511(ff)	10/20/32	215	164,224
Sr. Unsec’d. Notes, MTN	2.943(ff)	01/21/33	485	381,191
Sr. Unsec’d. Notes, MTN	3.591(cc)	07/22/28	1,536	1,399,745
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	1.488(ff)	12/14/26	1,000	894,853
State Bank of India (India),
Sr. Unsec’d. Notes, 144A	4.375	01/24/24	310	308,348
State Street Corp.,
Jr. Sub. Notes, Series F, 3 Month SOFR + 3.859%	9.268(c)	12/15/23(oo)	63	63,087
Sumitomo Mitsui Trust Bank Ltd. (Japan),
Sr. Unsec’d. Notes, 144A, MTN	5.650	03/09/26	250	248,307
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	3.091(ff)	05/14/32	495	391,903
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A	3.127(ff)	06/03/32	405	310,294
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.393(ff)	06/02/28	2,500	2,193,051
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	1,025	828,591

				36,111,535

Beverages 0.2%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	4.700	02/01/36	150	137,446
Gtd. Notes	4.900	02/01/46	935	811,070

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Beverages (cont’d.)

Bacardi Ltd. (Bermuda),
Gtd. Notes, 144A	4.450%	05/15/25	890	$863,290

				1,811,806

Biotechnology 0.1%

Amgen, Inc.,
Sr. Unsec’d. Notes	3.000	01/15/52	600	362,750
Sr. Unsec’d. Notes	5.600	03/02/43	495	460,447

				823,197

Building Materials 0.1%

Griffon Corp.,
Gtd. Notes	5.750	03/01/28	425	385,561
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25	49	47,165
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	07/15/30	300	248,479

				681,205

Chemicals 0.3%

CF Industries, Inc.,
Gtd. Notes	5.375	03/15/44	150	128,270
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	4.375	11/15/42	20	15,612
Sr. Unsec’d. Notes	9.400	05/15/39	31	39,206
Huntsman International LLC,
Sr. Unsec’d. Notes	4.500	05/01/29	1,650	1,490,758
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.900	03/27/28	245	236,341
Rain Carbon, Inc.,
Sr. Sec’d. Notes, 144A	12.250	09/01/29	75	78,674
Sasol Financing USA LLC (South Africa),
Gtd. Notes	4.375	09/18/26	200	176,666
Gtd. Notes	5.875	03/27/24	200	197,152
Gtd. Notes	6.500	09/27/28	200	178,154

				2,540,833

See Notes to Financial Statements.

PGIM Balanced Fund    51

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services 0.5%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500%	03/01/28		132	$121,606
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26		500	474,209
DP World Ltd. (United Arab Emirates),
Sr. Unsec’d. Notes, 144A	2.375	09/25/26	EUR	185	182,993
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700	11/01/23		1,166	1,162,755
Gtd. Notes, 144A	7.000	10/15/37		20	21,621
Johns Hopkins University,
Sr. Unsec’d. Notes, Series A	2.813	01/01/60		100	58,351
Nexi SpA (Italy),
Sr. Unsec’d. Notes(a)	2.125	04/30/29	EUR	930	815,147
President & Fellows of Harvard College,
Unsec’d. Notes	3.300	07/15/56		270	180,565
RELX Capital, Inc. (United Kingdom),
Gtd. Notes	4.750	05/20/32		210	195,166
Trustees of Boston College,
Unsec’d. Notes	3.129	07/01/52		279	182,435
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119		55	35,015
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32		200	161,384
Gtd. Notes	3.875	02/15/31		62	51,579
Yale University,
Unsec’d. Notes, Series 2020	1.482	04/15/30		595	473,397

					4,116,223

Computers 0.0%

NCR Atleos Escrow Corp.,
Sr. Sec’d. Notes, 144A	9.500	04/01/29		131	126,710

Distribution/Wholesale 0.0%

H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28		400	341,886

Diversified Financial Services 0.2%

Jefferies Financial Group, Inc.,
Sr. Unsec’d. Notes	5.875	07/21/28		610	596,816

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)

Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500%	08/15/28	120	$105,863
Gtd. Notes, 144A	6.000	01/15/27	400	378,194
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	350	281,140
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	325	262,671
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN	6.150	12/06/28	200	199,564

				1,824,248

Electric 1.3%

Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes	6.350	10/01/36	115	118,570
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes	5.950	05/15/37	120	117,425
Calpine Corp.,
Sr. Sec’d. Notes, 144A	4.500	02/15/28	175	157,818
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	150	125,598
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	225	182,199
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series K2	6.950	03/15/33	120	130,511
General Ref. Mortgage, Series Z	2.400	09/01/26	170	155,794
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A	4.688	05/15/29	440	393,800
Commonwealth Edison Co.,
First Mortgage, Series 123	3.750	08/15/47	754	541,572
Dominion Energy, Inc.,
Jr. Sub. Notes	3.071	08/15/24	800	779,072
DTE Electric Co.,
General Ref. Mortgage	3.750	08/15/47	622	448,422
Duke Energy Carolinas LLC,
First Mortgage	6.050	04/15/38	55	54,905
Duke Energy Corp.,
Sr. Unsec’d. Notes	2.650	09/01/26	210	193,349
El Paso Electric Co.,
Sr. Unsec’d. Notes	6.000	05/15/35	135	129,171
Emera US Finance LP (Canada),
Gtd. Notes	3.550	06/15/26	385	361,026
Enel Finance International NV (Italy),
Gtd. Notes, 144A	2.250	07/12/31	1,190	897,184

See Notes to Financial Statements.

PGIM Balanced Fund    53

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Eversource Energy,
Sr. Unsec’d. Notes, Series O	4.250%	04/01/29	315	$293,366
Florida Power & Light Co.,
First Mortgage	5.950	10/01/33	60	61,078
Iberdrola International BV (Spain),
Gtd. Notes	6.750	09/15/33	30	29,804
Interstate Power & Light Co.,
Sr. Unsec’d. Notes	2.300	06/01/30	315	251,647
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	235	214,903
Monongahela Power Co.,
First Mortgage, 144A	4.100	04/15/24	280	276,578
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	50	46,870
Gtd. Notes, 144A	3.375	02/15/29	50	40,355
Gtd. Notes, 144A	3.625	02/15/31	125	94,820
Gtd. Notes, 144A	3.875	02/15/32	275	206,256
Gtd. Notes, 144A	5.250	06/15/29	225	198,512
Jr. Sub. Notes, 144A	10.250(ff)	03/15/28(oo)	75	73,447
Ohio Power Co.,
Sr. Unsec’d. Notes	4.000	06/01/49	160	116,552
Sr. Unsec’d. Notes	4.150	04/01/48	175	131,246
Pacific Gas & Electric Co.,
First Mortgage	3.950	12/01/47	260	166,040
First Mortgage	4.550	07/01/30	540	476,659
Public Service Co. of Colorado,
First Mortgage	4.300	03/15/44	35	27,096
Public Service Electric & Gas Co.,
Sr. Sec’d. Notes, MTN	5.800	05/01/37	125	122,593
San Diego Gas & Electric Co.,
First Mortgage	4.150	05/15/48	230	174,730
Southern California Edison Co.,
First Mortgage	5.300	03/01/28	490	483,960
Southwestern Public Service Co.,
First Mortgage	3.700	08/15/47	250	171,376
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A	2.875	07/15/29	1,135	987,758
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)	200	183,966
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)	650	623,798
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.625	02/15/27	600	568,425

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Vistra Operations Co. LLC, (cont’d.)
Sr. Sec’d. Notes, 144A	3.550%	07/15/24		645	$629,413
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	4.800	09/15/41		105	85,344

					11,523,008

Electronics 0.1%

Trimble, Inc.,
Sr. Unsec’d. Notes	4.750	12/01/24		1,200	1,179,410

Engineering & Construction 0.2%

Cellnex Finance Co. SA (Spain),
Gtd. Notes, EMTN	2.000	02/15/33	EUR	300	243,859
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN	1.750	10/23/30	EUR	300	256,905
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes	5.500	07/31/47		200	152,128
Sr. Sec’d. Notes, 144A	4.250	10/31/26		200	187,804
Sr. Sec’d. Notes, 144A	5.500	10/31/46		200	152,000
Sr. Sec’d. Notes, 144A	5.500	07/31/47		400	304,256
TopBuild Corp.,
Gtd. Notes, 144A	4.125	02/15/32		100	81,356

					1,378,308

Entertainment 0.2%

Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25		25	24,680
Sr. Sec’d. Notes, 144A	7.000	02/15/30		125	121,566
Sr. Unsec’d. Notes, 144A	4.625	10/15/29		250	211,952
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26		175	174,626
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	6.250	01/15/27		200	196,100
Sr. Sec’d. Notes, 144A	6.500	02/15/25		250	249,995
Warnermedia Holdings, Inc.,
Gtd. Notes	5.050	03/15/42		265	204,987
Gtd. Notes	5.141	03/15/52		380	281,927

					1,465,833

See Notes to Financial Statements.

PGIM Balanced Fund    55

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods 0.3%

B&G Foods, Inc.,
Gtd. Notes	5.250%	09/15/27		325	$272,098
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	3.250	02/16/26	GBP	700	741,132
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	4.000	02/16/27	GBP	500	463,992
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl,
Gtd. Notes, 144A	6.750	03/15/34		955	927,122
Kraft Heinz Foods Co.,
Gtd. Notes	4.375	06/01/46		490	380,069
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		75	64,114
Gtd. Notes, 144A	4.375	01/31/32		150	125,722

					2,974,249

Forest Products & Paper 0.0%

Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes	4.500	08/01/24		310	303,397

Gas 0.2%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27		600	562,415
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes	4.100	09/01/47		200	148,608
NiSource, Inc.,
Sr. Unsec’d. Notes	3.490	05/15/27		548	507,197
Sr. Unsec’d. Notes	4.800	02/15/44		40	32,877
Sr. Unsec’d. Notes	5.250	03/30/28		100	98,008
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	3.500	06/01/29		740	655,164

					2,004,269

Healthcare-Products 0.0%

Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		350	295,728
Sr. Unsec’d. Notes, 144A	5.250	10/01/29		75	64,836

					360,564

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Healthcare-Services 0.7%

Ascension Health,
Sr. Unsec’d. Notes	3.945%	11/15/46		795	$612,796
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A	2.375	03/01/28	EUR	800	708,358
Duke University Health System, Inc.,
Sr. Unsec’d. Notes, Series 2017	3.920	06/01/47		95	72,606
Elevance Health, Inc.,
Sr. Unsec’d. Notes	4.625	05/15/42		45	37,734
Sr. Unsec’d. Notes	4.650	01/15/43		30	25,163
HCA, Inc.,
Gtd. Notes	5.375	02/01/25		130	128,660
Gtd. Notes, MTN	7.750	07/15/36		400	425,813
Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A	2.200	06/01/30		360	288,300
IHC Health Services, Inc.,
Sec’d. Notes	4.131	05/15/48		480	380,613
Kaiser Foundation Hospitals,
Gtd. Notes	4.150	05/01/47		140	111,010
Unsec’d. Notes, Series 2021	2.810	06/01/41		495	330,992
MultiCare Health System,
Unsec’d. Notes	2.803	08/15/50		280	156,208
MyMichigan Health,
Sec’d. Notes, Series 2020	3.409	06/01/50		155	99,080
OhioHealth Corp.,
Sec’d. Notes	2.297	11/15/31		1,155	910,224
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A	2.532	10/01/29		190	158,275
Unsec’d. Notes, Series H	2.746	10/01/26		50	45,584
Tenet Healthcare Corp.,
Gtd. Notes	6.125	10/01/28		200	187,696
Sr. Sec’d. Notes	4.375	01/15/30		300	258,397
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes	5.200	04/15/63		1,935	1,726,085

					6,663,594

Home Builders 0.3%

Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30		600	486,780
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30		675	574,695

See Notes to Financial Statements.

PGIM Balanced Fund    57

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)

Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750%	01/15/28	500	$465,511
Gtd. Notes, 144A	5.875	06/15/27	90	85,818
Toll Brothers Finance Corp.,
Gtd. Notes(a)	4.350	02/15/28	1,650	1,530,925

				3,143,729

Insurance 0.1%

Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	3.950	05/15/60	115	72,226
Gtd. Notes, 144A	3.951	10/15/50	180	120,531
Gtd. Notes, 144A	4.569	02/01/29	350	329,884
Lincoln National Corp.,
Sr. Unsec’d. Notes	6.300	10/09/37	110	106,048
Markel Group, Inc.,
Sr. Unsec’d. Notes	5.000	03/30/43	25	19,857
New York Life Insurance Co.,
Sub. Notes, 144A	6.750	11/15/39	110	115,208
Principal Financial Group, Inc.,
Gtd. Notes	4.625	09/15/42	15	11,922
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.270	05/15/47	240	182,249
Sub. Notes, 144A	6.850	12/16/39	22	23,090

				981,015

Leisure Time 0.0%

NCL Corp. Ltd.,
Gtd. Notes, 144A	5.875	03/15/26	75	69,000
Royal Caribbean Cruises Ltd.,
Gtd. Notes, 144A	7.250	01/15/30	50	49,413
Viking Cruises Ltd.,
Gtd. Notes, 144A	5.875	09/15/27	250	228,175

				346,588

Lodging 0.2%

Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	375	302,253
Marriott International, Inc.,
Sr. Unsec’d. Notes	4.900	04/15/29	830	791,106

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)

Marriott International, Inc., (cont’d.)
Sr. Unsec’d. Notes, Series R	3.125%	06/15/26	561	$524,574
MGM Resorts International,
Gtd. Notes	6.750	05/01/25	250	248,403

				1,866,336

Machinery-Diversified 0.2%

Chart Industries, Inc.,
Sr. Sec’d. Notes, 144A	7.500	01/01/30	50	50,256
Ingersoll Rand, Inc.,
Sr. Unsec’d. Notes	5.700	08/14/33	440	424,668
Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	4.700	09/15/28	89	83,647
Xylem, Inc.,
Sr. Unsec’d. Notes	1.950	01/30/28	975	838,018

				1,396,589

Media 0.5%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	350	278,709
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	725	650,544
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.900	06/01/52	290	173,364
Sr. Sec’d. Notes	5.375	05/01/47	120	91,546
Sr. Sec’d. Notes	6.384	10/23/35	110	102,414
Sr. Sec’d. Notes	6.484	10/23/45	172	150,016
Comcast Corp.,
Gtd. Notes	3.969	11/01/47	19	14,129
Gtd. Notes	5.500	05/15/64	700	634,536
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A	3.150	08/15/24	255	248,415
CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31	310	211,986
Gtd. Notes, 144A	5.500	04/15/27	425	364,245
Sr. Unsec’d. Notes	5.250	06/01/24	75	71,327
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	300	159,690

See Notes to Financial Statements.

PGIM Balanced Fund    59

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sec’d. Notes, 144A (original cost $550,396; purchased 02/12/20)(f)	5.375%	08/15/26(d)	550	$13,030
Discovery Communications LLC,
Gtd. Notes	5.300	05/15/49	575	439,427
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	100	55,240
Gtd. Notes	7.375	07/01/28	100	63,183
Gtd. Notes	7.750	07/01/26	400	299,672
DISH Network Corp.,
Sr. Sec’d. Notes, 144A	11.750	11/15/27	175	175,602
Time Warner Cable LLC,
Sr. Sec’d. Notes	5.500	09/01/41	140	109,219

				4,306,294

Mining 0.1%

Barrick North America Finance LLC (Canada),
Gtd. Notes	5.750	05/01/43	280	268,842
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN	5.315	04/14/32	200	180,040
Southern Copper Corp. (Mexico),
Sr. Unsec’d. Notes	7.500	07/27/35	95	104,478

				553,360

Miscellaneous Manufacturing 0.1%

Pentair Finance Sarl,
Gtd. Notes	4.500	07/01/29	450	413,234
Teledyne Technologies, Inc.,
Gtd. Notes	2.750	04/01/31	935	755,508

				1,168,742

Oil & Gas 0.9%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	225	223,062
Aker BP ASA (Norway),
Gtd. Notes, 144A	3.100	07/15/31	450	360,259

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000%	11/01/27		79	$100,078
Sr. Unsec’d. Notes, 144A	8.250	12/31/28		125	123,445
BP Capital Markets PLC (United Kingdom),
Gtd. Notes	4.375(ff)	06/22/25(oo)		750	713,438
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	5.400	06/15/47		190	162,889
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26		125	121,113
Gtd. Notes, 144A	5.875	02/01/29		125	117,581
Civitas Resources, Inc.,
Gtd. Notes, 144A	8.375	07/01/28		75	76,304
CNX Resources Corp.,
Gtd. Notes, 144A	7.250	03/14/27		100	98,663
ConocoPhillips Co.,
Gtd. Notes	3.758	03/15/42		150	114,917
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.600	07/15/41		35	30,877
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	6.875	04/29/30		68	61,812
Sr. Unsec’d. Notes	8.625	01/19/29		525	525,578
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28		400	385,865
Energian Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A	4.875	03/30/26		200	185,674
Sr. Sec’d. Notes, 144A	5.375	03/30/28		312	279,777
EOG Resources, Inc.,
Sr. Unsec’d. Notes	3.900	04/01/35		120	101,470
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29		50	45,230
Sr. Unsec’d. Notes, 144A	6.000	04/15/30		125	112,516
Sr. Unsec’d. Notes, 144A	6.000	02/01/31		50	43,984
Sr. Unsec’d. Notes, 144A	6.250	04/15/32		150	133,144
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	7.125	02/01/27		150	152,088
Petrobras Global Finance BV (Brazil),
Gtd. Notes	6.625	01/16/34	GBP	230	246,401
Petroleos Mexicanos (Mexico),
Gtd. Notes	4.750	02/26/29	EUR	180	143,669
Gtd. Notes	5.350	02/12/28		49	39,653
Gtd. Notes	6.490	01/23/27		30	26,475

See Notes to Financial Statements.

PGIM Balanced Fund    61

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

Petroleos Mexicanos (Mexico), (cont’d.)
Gtd. Notes	6.500%	03/13/27		1,483	$1,300,465
Gtd. Notes	6.700	02/16/32		10	7,405
Gtd. Notes, EMTN	4.875	02/21/28	EUR	240	203,154
Gtd. Notes, MTN	6.750	09/21/47		133	77,888
Phillips 66 Co.,
Gtd. Notes	3.550	10/01/26		360	338,977
Southwestern Energy Co.,
Gtd. Notes	4.750	02/01/32		200	171,574
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A	5.000	05/18/27		870	822,196

					7,647,621

Oil & Gas Services 0.0%

Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A	3.900	05/17/28		336	313,465

Packaging & Containers 0.1%

AptarGroup, Inc.,
Sr. Unsec’d. Notes	3.600	03/15/32		780	645,351
Ball Corp.,
Gtd. Notes	6.000	06/15/29		250	243,125
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc.,
Sr. Sec’d. Notes, 144A	4.375	10/15/28		125	108,645
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC,
Sr. Sec’d. Notes, 144A	4.000	10/15/27		75	66,570
Sealed Air Corp./Sealed Air Corp. US,
Gtd. Notes, 144A	6.125	02/01/28		25	24,202

					1,087,893

Pharmaceuticals 0.7%

AbbVie, Inc.,
Sr. Unsec’d. Notes	3.800	03/15/25		315	306,213
Sr. Unsec’d. Notes	4.050	11/21/39		180	146,955
Sr. Unsec’d. Notes	4.250	11/21/49		1,145	906,865
Sr. Unsec’d. Notes	4.500	05/14/35		235	212,186
Sr. Unsec’d. Notes	4.550	03/15/35		430	391,131
Sr. Unsec’d. Notes	4.700	05/14/45		250	213,363

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000%	01/30/28	150	$60,798
Gtd. Notes, 144A	5.000	02/15/29	75	29,625
Gtd. Notes, 144A	5.250	01/30/30	50	18,781
Gtd. Notes, 144A	5.250	02/15/31	350	134,313
Gtd. Notes, 144A	6.250	02/15/29	200	79,000
Gtd. Notes, 144A	7.000	01/15/28	250	106,250
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes	3.734	12/15/24	18	17,542
Cigna Group (The),
Gtd. Notes	4.500	02/25/26	967	940,167
CVS Health Corp.,
Sr. Unsec’d. Notes	3.250	08/15/29	800	699,787
Sr. Unsec’d. Notes	4.300	03/25/28	359	339,504
Sr. Unsec’d. Notes	5.125	07/20/45	357	300,309
Sr. Unsec’d. Notes	5.875	06/01/53	35	32,399
Organon & Co./Organon Foreign Debt Co-Issuer BV,
Sr. Unsec’d. Notes, 144A	5.125	04/30/31	200	160,386
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes	3.025	07/09/40	250	173,944
Utah Acquisition Sub, Inc.,
Gtd. Notes	5.250	06/15/46	800	587,480
Viatris, Inc.,
Gtd. Notes	4.000	06/22/50	325	196,264

				6,053,262

Pipelines 0.8%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.750	03/01/27	350	333,646
Columbia Pipelines Operating Co. LLC,
Sr. Unsec’d. Notes, 144A	6.036	11/15/33	325	317,508
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes	4.600	12/15/44	10	7,706
Energy Transfer LP,
Jr. Sub. Notes, Series H	6.500(ff)	11/15/26(oo)	610	561,732
Sr. Unsec’d. Notes	4.950	06/15/28	210	200,592
Sr. Unsec’d. Notes	5.000	05/15/50	170	133,218
Sr. Unsec’d. Notes	5.300	04/15/47	500	405,035
Enterprise Products Operating LLC,
Gtd. Notes	3.200	02/15/52	220	140,334

See Notes to Financial Statements.

PGIM Balanced Fund    63

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Enterprise Products Operating LLC, (cont’d.)
Gtd. Notes	3.950%	01/31/60	55	$38,650
Gtd. Notes	4.200	01/31/50	345	266,046
Gtd. Notes	4.850	03/15/44	185	159,067
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A	2.550	07/01/30	350	281,070
Kinder Morgan, Inc.,
Gtd. Notes	3.250	08/01/50	220	131,146
MPLX LP,
Sr. Unsec’d. Notes	2.650	08/15/30	630	508,364
Sr. Unsec’d. Notes	4.500	04/15/38	175	141,475
Sr. Unsec’d. Notes	4.875	06/01/25	375	367,677
Sr. Unsec’d. Notes	4.950	03/14/52	520	404,743
Sr. Unsec’d. Notes	5.200	03/01/47	20	16,295
Sr. Unsec’d. Notes	5.500	02/15/49	90	76,198
Sr. Unsec’d. Notes	5.650	03/01/53	80	68,728
ONEOK Partners LP,
Gtd. Notes	6.200	09/15/43	205	189,964
ONEOK, Inc.,
Gtd. Notes	4.500	03/15/50	1,000	724,266
Gtd. Notes	4.950	07/13/47	50	39,422
Spectra Energy Partners LP,
Gtd. Notes	3.375	10/15/26	165	153,463
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	275	250,374
Gtd. Notes, 144A	6.000	12/31/30	125	110,338
Gtd. Notes, 144A	7.500	10/01/25	150	149,633
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	30	25,237
Sr. Sec’d. Notes, 144A	4.125	08/15/31	30	24,623
Western Midstream Operating LP,
Sr. Unsec’d. Notes	5.300	03/01/48	20	15,637
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.900	01/15/45	220	176,332
Sr. Unsec’d. Notes	5.300	08/15/52	195	165,911
Sr. Unsec’d. Notes	5.400	03/02/26	430	426,606
Sr. Unsec’d. Notes	5.400	03/04/44	175	151,082

				7,162,118

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate 0.0%

Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125%	02/01/29		350	$279,873

Real Estate Investment Trusts (REITs) 0.7%

Brandywine Operating Partnership LP,
Gtd. Notes	4.550	10/01/29		450	350,680
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	4.050	07/01/30		345	301,259
Diversified Healthcare Trust,
Gtd. Notes	4.375	03/01/31		50	34,635
Gtd. Notes	9.750	06/15/25		25	24,130
Sr. Unsec’d. Notes	4.750	05/01/24		50	47,247
Sr. Unsec’d. Notes	4.750	02/15/28		400	290,458
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	5.375	04/15/26		175	169,768
Healthpeak OP LLC,
Gtd. Notes	2.875	01/15/31		315	255,495
Gtd. Notes	5.250	12/15/32		950	882,259
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	0.993	10/15/26	EUR	200	148,015
Realty Income Corp.,
Sr. Unsec’d. Notes	3.400	01/15/28		800	726,215
Sun Communities Operating LP,
Gtd. Notes	2.700	07/15/31		675	518,740
Ventas Realty LP,
Gtd. Notes	2.650	01/15/25		1,750	1,667,710
Welltower OP LLC,
Gtd. Notes	4.250	04/01/26		160	153,677
WP Carey, Inc.,
Sr. Unsec’d. Notes	2.250	04/01/33		545	389,695

					5,959,983

Retail 0.2%

Advance Auto Parts, Inc.,
Gtd. Notes	5.900	03/09/26		175	168,980
AutoZone, Inc.,
Sr. Unsec’d. Notes	1.650	01/15/31		185	138,786
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	6.250	10/30/25	EUR	1,110	1,135,573

See Notes to Financial Statements.

PGIM Balanced Fund    65

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625%	12/01/25	170	$165,634
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27	325	310,472

				1,919,445

Semiconductors 0.2%

Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	1,750	1,394,694
Intel Corp.,
Sr. Unsec’d. Notes	5.900	02/10/63	205	194,416

				1,589,110

Software 0.1%

Fiserv, Inc.,
Sr. Unsec’d. Notes	5.450	03/02/28	620	614,013
Microsoft Corp.,
Sr. Unsec’d. Notes	2.525	06/01/50	48	29,227
Oracle Corp.,
Sr. Unsec’d. Notes	5.550	02/06/53	245	214,730

				857,970

Telecommunications 0.6%

AT&T, Inc.,
Sr. Unsec’d. Notes	2.550	12/01/33	129	94,688
Sr. Unsec’d. Notes	3.500	09/15/53	1,658	1,024,404
Sr. Unsec’d. Notes	3.550	09/15/55	115	70,492
Sr. Unsec’d. Notes	4.500	05/15/35	125	106,503
Digicel Group Holdings Ltd. (Jamaica),
Sr. Unsec’d. Notes, 144A, Cash coupon 5.000% and PIK 3.000% (original cost $24,718; purchased 03/21/23 - 03/22/23)(f)	8.000	04/01/25(d)	63	13,225
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A (original cost $135,375; purchased 02/10/21)(f)	8.000	12/31/26(d)	150	9,000
Gtd. Notes, 144A, Cash coupon 6.000% and PIK 7.000% (original cost $15,750; purchased 03/17/23)(f)	13.000	12/31/25(d)	25	17,313

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica), (cont’d.)
Sr. Sec’d. Notes, 144A (original cost $210,000; purchased 01/05/21)(f)	8.750%	05/25/24	200	$179,352
Sr. Sec’d. Notes, 144A (original cost $183,969; purchased 01/05/21)(f)	8.750	05/25/24	175	155,885
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23(d)	200	5,000
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	7.000	10/15/28	200	182,000
Intelsat Jackson Holdings SA (Luxembourg),
Sr. Sec’d. Notes, 144A	6.500	03/15/30	625	554,687
NBN Co. Ltd. (Australia),
Sr. Unsec’d. Notes, 144A, MTN	5.750	10/06/28	295	295,599
Sprint Capital Corp.,
Gtd. Notes	8.750	03/15/32	300	347,310
T-Mobile USA, Inc.,
Gtd. Notes	2.550	02/15/31	1,910	1,520,386
Gtd. Notes	2.625	02/15/29	275	233,003
Gtd. Notes	3.750	04/15/27	75	70,036
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	1.680	10/30/30	5	3,792
Sr. Unsec’d. Notes	3.400	03/22/41	480	338,469
Viasat, Inc.,
Sr. Unsec’d. Notes, 144A	7.500	05/30/31	125	82,436

				5,303,580

Transportation 0.1%

Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	6.700	08/01/28	135	141,087
CSX Corp.,
Sr. Unsec’d. Notes	6.150	05/01/37	170	173,915
Forward Air Corp.,
Sr. Sec’d. Notes, 144A	9.500	10/15/31	200	199,868
Indian Railway Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN	3.570	01/21/32	200	166,138
Norfolk Southern Corp.,
Sr. Unsec’d. Notes	5.590	05/17/25	20	19,901
XPO, Inc.,
Gtd. Notes, 144A	7.125	06/01/31	25	24,611

				725,520

See Notes to Financial Statements.

PGIM Balanced Fund    67

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Trucking & Leasing 0.1%

Penske Truck Leasing Co. LP/PTL Finance Corp.,
Sr. Unsec’d. Notes, 144A	5.550%	05/01/28	785	$760,058

TOTAL CORPORATE BONDS (cost $164,650,099)				141,221,885

FLOATING RATE AND OTHER LOANS 0.0%

Media 0.0%

Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 10.100%	15.294(c)	05/25/26	75	39,534
Second Lien Term Loan,	10.010	08/24/26	620	13,950

				53,484

Telecommunications 0.0%

Digicel International Finance Ltd. (Jamaica),
First Lien Initial Term B Loan, 6 Month LIBOR + 3.250%	8.981(c)	05/27/24	341	306,322

TOTAL FLOATING RATE AND OTHER LOANS (cost $606,197)				359,806

MUNICIPAL BONDS 0.3%

Alabama 0.0%

Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B	4.263	09/15/32	35	32,482

California 0.1%

Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2	6.263	04/01/49	220	235,449
State of California,
General Obligation Unlimited, BABs	7.300	10/01/39	210	238,736
General Obligation Unlimited, Taxable, BABs	7.500	04/01/34	15	17,310

				491,495

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois 0.1%

Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B	6.395%	01/01/40	160	$169,563
State of Illinois,
General Obligation Unlimited, Taxable	5.100	06/01/33	100	94,905

				264,468

Michigan 0.1%

Michigan State University,
Taxable, Revenue Bonds, Series A	4.165	08/15/22	435	304,584
University of Michigan,
Taxable, Revenue Bonds, Series A	4.454	04/01/2122	440	336,034
Taxable, Revenue Bonds, Series B	2.437	04/01/40	550	371,302

				1,011,920

New Jersey 0.0%

New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414	01/01/40	165	192,418

New York 0.0%

New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs	5.767	08/01/36	170	171,316

Ohio 0.0%

Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C	4.910	06/01/40	65	59,937

Oregon 0.0%

State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A	5.834	11/15/34	70	72,347

Pennsylvania 0.0%

Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B	5.511	12/01/45	80	76,501

See Notes to Financial Statements.

PGIM Balanced Fund    69

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Virginia 0.0%

University of Virginia,
Taxable, Revenue Bonds, Series C	4.179%	09/01/2117	80	$58,184

TOTAL MUNICIPAL BONDS (cost $2,819,024)				2,431,068

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.3%

Alternative Loan Trust,
Series 2004-18CB, Class 3A1	5.250	09/25/35	1	1,376
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1	3.818(cc)	02/25/35	5	4,634
Bellemeade Re Ltd.,
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)	9.034(c)	06/25/30	37	37,516
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)	7.065(c)	03/25/31	10	9,894
Series 2021-01A, Class M1C, 144A, 30 Day Average SOFR + 2.950% (Cap N/A, Floor 2.950%)	8.265(c)	03/25/31	150	152,585
Series 2022-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)	7.465(c)	01/26/32	160	159,735
Series 2022-01, Class M1C, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)	9.015(c)	01/26/32	360	363,355
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A5	4.961(cc)	02/25/37	14	13,393
Citigroup Mortgage Loan Trust,
Series 2022-A, Class A1, 144A	6.170	09/25/62	276	273,225
Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M2, 144A, 30 Day Average SOFR + 2.264% (Cap N/A, Floor 0.000%)	7.579(c)	09/25/31	1	755
Series 2019-R07, Class 1M2, 144A, 30 Day Average SOFR + 2.214% (Cap N/A, Floor 0.000%)	7.529(c)	10/25/39	5	5,156
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)	11.565(c)	03/25/42	105	115,437
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)	10.565(c)	03/25/42	90	95,764
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A	3.850(cc)	09/25/57	188	173,101
Series 2020-RPL06, Class A1, 144A	2.688(cc)	03/25/59	336	327,916
Series 2022-RPL04, Class A1, 144A	3.904(cc)	04/25/62	360	329,373
Eagle Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	7.129(c)	11/25/28	69	68,879

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Eagle Re Ltd., (cont’d.)
Series 2021-01, Class M1C, 144A, 30 Day Average
SOFR + 2.700% (Cap N/A, Floor 2.700%)	8.015%(c)	10/25/33	198	$198,788
Series 2021-02, Class M1C, 144A, 30 Day Average
SOFR + 3.450% (Cap N/A, Floor 3.450%)	8.765(c)	04/25/34	240	242,375
Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)	7.315(c)	11/25/41	90	88,539
Fannie Mae REMIC, Series 2014-11, Class VB	4.500	04/25/42	500	476,072
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)	9.315(c)	11/25/50	250	264,538
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)	7.915(c)	11/25/50	588	595,215
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	8.715(c)	08/25/33	1,120	1,148,041
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 30 Day Average SOFR + 1.964% (Cap N/A, Floor 0.000%)	7.279(c)	02/25/50	125	125,313
Series 2020-DNA04, Class B1, 144A, 30 Day Average SOFR + 6.114% (Cap N/A, Floor 0.000%)	11.429(c)	08/25/50	86	96,454
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)	10.115(c)	10/25/50	190	206,615
Series 2021-DNA01, Class B1, 144A, 30 Day Average SOFR + 2.650% (Cap N/A, Floor 0.000%)	7.965(c)	01/25/51	100	97,998
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	8.815(c)	10/25/33	275	283,951
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	8.365(c)	01/25/34	290	290,724
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)	6.965(c)	01/25/34	74	73,706
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	8.715(c)	10/25/41	200	202,236
Series 2021-HQA01, Class B1, 144A, 30 Day Average SOFR + 3.000% (Cap N/A, Floor 0.000%)	8.315(c)	08/25/33	160	157,916
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)	8.465(c)	12/25/33	100	98,626
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	7.415(c)	09/25/41	300	294,042
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)	7.665(c)	12/25/41	200	193,250
Series 2022-DNA01, Class M1B, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 0.000%)	7.165(c)	01/25/42	410	404,365

See Notes to Financial Statements.

PGIM Balanced Fund    71

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Structured Agency Credit Risk REMIC Trust, (cont’d.)
Series 2022-DNA02, Class M1B, 144A, 30 Day Average SOFR + 2.400% (Cap N/A, Floor 0.000%)	7.715%(c)	02/25/42	300	$301,509
Series 2022-DNA03, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 0.000%)	8.215(c)	04/25/42	100	102,147
Home Re Ltd.,
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)	6.915(c)	01/25/34	83	83,482
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	8.115(c)	01/25/34	235	236,990
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1	5.768(cc)	07/25/35	2	1,810
Series 2023-HE02, Class A1, 144A, 30 Day Average SOFR + 1.700% (Cap N/A, Floor 0.000%)	7.016(c)	03/25/54	65	65,000
Legacy Mortgage Asset Trust,
Series 2019-PR01, Class A1, 144A	6.858	09/25/59	195	192,385
Series 2020-GS01, Class A1, 144A	5.882	10/25/59	244	242,824
Series 2020-SL01, Class A, 144A	5.734	01/25/60	38	37,718
Series 2021-GS01, Class A1, 144A	1.892	10/25/66	125	115,813
Series 2021-SL01, Class A, 144A	1.991(cc)	09/25/60	78	77,631
Mill City Mortgage Loan Trust, Series 2018-01, Class A1, 144A	3.250(cc)	05/25/62	32	30,634
New Residential Mortgage Loan Trust, Series 2018-04A, Class A1S, 144A, 1 Month SOFR + 0.864% (Cap N/A, Floor 0.750%)	6.184(c)	01/25/48	59	57,072
Oaktown Re VII Ltd., Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)	8.215(c)	04/25/34	200	201,975
OBX Trust, Series 2018-01, Class A2, 144A, 1 Month SOFR + 0.764% (Cap N/A, Floor 0.000%)	6.084(c)	06/25/57	53	49,854
PMT Credit Risk Transfer Trust, Series 2023-1R, Class A, 144A, 30 Day Average SOFR + 4.400% (Cap N/A, Floor 0.000%)	9.715(c)	03/27/25	851	853,444
PNMAC GMSR Issuer Trust, Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 3.850% (Cap N/A, Floor 2.850%)	9.284(c)	02/25/25	150	150,110
Radnor Re Ltd.,
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 1.850%)	7.165(c)	11/25/31	106	105,935
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)	9.015(c)	11/25/31	300	307,351
Series 2023-01, Class M1A, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)	8.015(c)	07/25/33	150	150,744

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Retiro Mortgage Securities DAC (Spain), Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)	5.000%(c)	07/30/75	EUR	110	$115,106
Seasoned Credit Risk Transfer Trust, Series 2019-02, Class MA	3.500	08/25/58		290	263,649
Shamrock Residential (Ireland), Series 2023-01A, Class A, 144A, 1 Month EURIBOR + 1.000% (Cap N/A, Floor 0.000%)	4.869(c)	06/24/71	EUR	110	115,372
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-01, Class 4A3	6.379(cc)	02/25/34		10	9,371
Towd Point Mortgage Trust, Series 2017-05, Class A1, 144A, 1 Month SOFR + 0.714% (Cap N/A, Floor 0.000%)	5.280(c)	02/25/57		68	68,734

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $11,635,954)					11,607,518

SOVEREIGN BONDS 0.7%
Abu Dhabi Government International Bond (United Arab Emirates), Sr. Unsec’d. Notes, 144A	3.125	10/11/27		485	452,190
Bermuda Government International Bond (Bermuda), Sr. Unsec’d. Notes, 144A	2.375	08/20/30		200	160,210
Bulgaria Government International Bond (Bulgaria), Sr. Unsec’d. Notes	1.375	09/23/50	EUR	164	90,502
Colombia Government International Bond (Colombia), Sr. Unsec’d. Notes	7.375	09/18/37		100	92,030
Dominican Republic International Bond (Dominican Republic), Sr. Unsec’d. Notes, 144A	5.500	02/22/29		440	402,358
Export-Import Bank of India (India), Sr. Unsec’d. Notes, 144A	3.875	02/01/28		200	184,518
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	1.100	03/12/33	EUR	100	76,044
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	315	304,666
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	350	363,029
Sr. Unsec’d. Notes	3.500	01/11/28		370	341,673
Japan Finance Organization for Municipalities (Japan), Sr. Unsec’d. Notes, 144A, MTN	2.125	10/25/23		200	199,562
Panama Government International Bond (Panama), Sr. Unsec’d. Notes	6.700	01/26/36		200	197,548
Province of Manitoba (Canada), Sr. Unsec’d. Notes	2.125	06/22/26		100	92,550

See Notes to Financial Statements.

PGIM Balanced Fund    73

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Republic of Italy Government International Bond (Italy), Sr. Unsec’d. Notes	2.875%	10/17/29		2,000	$1,711,830
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN	3.875	10/29/35	EUR	98	80,370
Sr. Unsec’d. Notes, 144A, MTN	5.000	09/27/26	EUR	400	422,603
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	1.500	06/26/29	EUR	581	471,170
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	497	473,854
Sr. Unsec’d. Notes, 144A	6.250	05/26/28		200	195,840
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	8.994	02/01/26(d)		300	94,950
Sr. Unsec’d. Notes, 144A	4.375	01/27/32(d)	EUR	200	49,691
Sr. Unsec’d. Notes, 144A	7.750	09/01/24(d)		640	216,000

TOTAL SOVEREIGN BONDS (cost $8,322,679)					6,673,188

U.S. GOVERNMENT AGENCY OBLIGATIONS 6.6%
Federal Home Loan Bank	5.500	07/15/36		135	142,131
Federal Home Loan Mortgage Corp.	2.000	12/01/50		493	376,998
Federal Home Loan Mortgage Corp.	2.500	09/01/46		369	296,629
Federal Home Loan Mortgage Corp.	2.500	03/01/51		1,928	1,541,855
Federal Home Loan Mortgage Corp.	2.500	07/01/51		271	216,199
Federal Home Loan Mortgage Corp.	3.000	01/01/52		1,976	1,642,138
Federal Home Loan Mortgage Corp.	3.000	02/01/52		1,817	1,505,332
Federal Home Loan Mortgage Corp.	3.500	03/01/52		899	773,376
Federal Home Loan Mortgage Corp.	3.500	05/01/52		989	851,059
Federal Home Loan Mortgage Corp.	4.000	07/01/52		490	436,825
Federal Home Loan Mortgage Corp.	4.000	10/01/52		2,938	2,616,857
Federal Home Loan Mortgage Corp.	4.500	10/01/39		60	56,712
Federal Home Loan Mortgage Corp.	4.500	07/01/52		1,455	1,336,610
Federal Home Loan Mortgage Corp.	4.500	08/01/52		1,043	957,866
Federal Home Loan Mortgage Corp.	4.500	10/01/52		490	449,715
Federal Home Loan Mortgage Corp.	5.000	04/01/34		6	5,575
Federal Home Loan Mortgage Corp.	5.000	05/01/34		12	11,498
Federal Home Loan Mortgage Corp.	5.000	10/01/35		18	17,454
Federal Home Loan Mortgage Corp.	5.000	11/01/41		125	122,243
Federal Home Loan Mortgage Corp.	5.000	09/01/52		1,593	1,503,828
Federal Home Loan Mortgage Corp.	5.000	10/01/52		1,441	1,360,656
Federal Home Loan Mortgage Corp.	5.500	12/01/33		12	11,888
Federal Home Loan Mortgage Corp.	5.500	05/01/34		2	1,560
Federal Home Loan Mortgage Corp.	5.500	07/01/34		27	26,704
Federal Home Loan Mortgage Corp.	5.500	05/01/37		4	4,328
Federal Home Loan Mortgage Corp.	5.500	10/01/37		8	8,446
Federal Home Loan Mortgage Corp.	5.500	12/01/52		382	369,911

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	6.000%	01/01/34	12		$12,090
Federal Home Loan Mortgage Corp.	7.000	10/01/31	—(r	)	375
Federal Home Loan Mortgage Corp.	7.000	05/01/32	3		3,347
Federal National Mortgage Assoc.	1.500	02/01/51	1,022		736,995
Federal National Mortgage Assoc.	1.500	06/01/51	967		696,639
Federal National Mortgage Assoc.	2.000	11/01/50	2,899		2,219,840
Federal National Mortgage Assoc.	2.000	12/01/50	1,277		977,558
Federal National Mortgage Assoc.	2.000	04/01/51	1,465		1,116,746
Federal National Mortgage Assoc.	2.000	05/01/51	538		411,027
Federal National Mortgage Assoc.	2.000	08/01/51	1,220		932,373
Federal National Mortgage Assoc.(k)	2.000	11/01/51	3,001		2,287,423
Federal National Mortgage Assoc.	2.500	TBA(tt)	1,000		793,631
Federal National Mortgage Assoc.	2.500	06/01/50	493		395,817
Federal National Mortgage Assoc.	2.500	10/01/50	1,974		1,579,128
Federal National Mortgage Assoc.	2.500	01/01/51	1,061		848,057
Federal National Mortgage Assoc.	2.500	02/01/51	530		422,267
Federal National Mortgage Assoc.	2.500	03/01/51	441		352,714
Federal National Mortgage Assoc.	2.500	07/01/51	224		178,700
Federal National Mortgage Assoc.	3.000	12/01/51	882		733,290
Federal National Mortgage Assoc.	3.000	02/01/52	445		368,592
Federal National Mortgage Assoc.	3.000	03/01/52	2,715		2,248,963
Federal National Mortgage Assoc.	3.500	01/01/52	411		353,663
Federal National Mortgage Assoc.	3.500	02/01/52	1,297		1,117,492
Federal National Mortgage Assoc.	4.000	04/01/52	1,322		1,178,273
Federal National Mortgage Assoc.	4.000	05/01/52	2,532		2,256,198
Federal National Mortgage Assoc.	4.000	12/01/52	492		438,355
Federal National Mortgage Assoc.	4.500	09/01/39	47		44,746
Federal National Mortgage Assoc.	4.500	08/01/40	41		39,021
Federal National Mortgage Assoc.	4.500	02/01/44	57		53,744
Federal National Mortgage Assoc.	4.500	08/01/44	126		118,526
Federal National Mortgage Assoc.	4.500	01/01/45	107		100,217
Federal National Mortgage Assoc.	4.500	05/01/52	460		424,397
Federal National Mortgage Assoc.	4.500	06/01/52	935		858,810
Federal National Mortgage Assoc.	4.500	07/01/52	967		888,154
Federal National Mortgage Assoc.	4.500	08/01/52	988		907,771
Federal National Mortgage Assoc.	4.500	10/01/52	972		893,062
Federal National Mortgage Assoc.	5.000	07/01/35	11		10,656
Federal National Mortgage Assoc.	5.000	02/01/36	24		23,274
Federal National Mortgage Assoc.	5.000	06/01/52	447		422,259
Federal National Mortgage Assoc.	5.000	07/01/52	2,317		2,187,948
Federal National Mortgage Assoc.	5.000	09/01/52	1,298		1,225,764
Federal National Mortgage Assoc.	5.500	06/01/33	5		4,702
Federal National Mortgage Assoc.	5.500	08/01/33	9		9,432
Federal National Mortgage Assoc.	5.500	09/01/33	13		12,889

See Notes to Financial Statements.

PGIM Balanced Fund    75

Schedule of Investments  (continued)

as of September 30, 2023

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	5.500%	09/01/33	25		$24,856
Federal National Mortgage Assoc.	5.500	01/01/34	10		10,340
Federal National Mortgage Assoc.	5.500	01/01/34	10		10,426
Federal National Mortgage Assoc.	5.500	07/01/34	19		18,624
Federal National Mortgage Assoc.	5.500	08/01/52	301		291,074
Federal National Mortgage Assoc.	5.500	11/01/52	1,778		1,719,932
Federal National Mortgage Assoc.	6.000	01/01/34	4		3,574
Federal National Mortgage Assoc.	6.000	01/01/34	64		64,506
Federal National Mortgage Assoc.	6.000	02/01/34	5		5,381
Federal National Mortgage Assoc.	6.000	10/01/34	1		857
Federal National Mortgage Assoc.	6.000	10/01/34	4		4,048
Federal National Mortgage Assoc.	6.000	11/01/34	7		7,464
Federal National Mortgage Assoc.	6.000	11/01/34	14		14,316
Federal National Mortgage Assoc.	6.000	11/01/34	23		22,420
Federal National Mortgage Assoc.	6.000	01/01/35	37		36,081
Federal National Mortgage Assoc.	6.000	02/01/35	23		23,262
Federal National Mortgage Assoc.	6.000	08/01/36	9		9,267
Federal National Mortgage Assoc.	6.000	08/01/38	2		1,951
Federal National Mortgage Assoc.	6.000	11/01/52	1,004		992,223
Federal National Mortgage Assoc.	6.000	12/01/52	218		215,718
Federal National Mortgage Assoc.	6.500	05/01/24	1		1,099
Federal National Mortgage Assoc.	6.500	07/01/29	2		2,318
Federal National Mortgage Assoc.	6.500	07/01/32	8		7,816
Federal National Mortgage Assoc.	6.500	04/01/33	5		4,998
Federal National Mortgage Assoc.	6.500	01/01/34	4		3,849
Federal National Mortgage Assoc.	6.500	10/01/36	10		10,469
Federal National Mortgage Assoc.	6.500	09/01/37	32		33,733
Federal National Mortgage Assoc.	6.500	10/01/37	33		32,986
Federal National Mortgage Assoc.	6.500	06/01/53	336		337,416
Federal National Mortgage Assoc.(k)	6.625	11/15/30	200		221,331
Federal National Mortgage Assoc.	7.000	06/01/32	5		4,977
Federal National Mortgage Assoc.(k)	7.125	01/15/30	452		508,041
Federal National Mortgage Assoc.	7.500	09/01/30	—(r	)	405
Federal National Mortgage Assoc.	8.500	02/01/28	1		553
Government National Mortgage Assoc.	2.500	03/20/51	548		448,266
Government National Mortgage Assoc.	3.000	09/20/43	92		79,706
Government National Mortgage Assoc.	3.000	01/20/44	29		24,575
Government National Mortgage Assoc.	3.000	03/15/45	59		50,274
Government National Mortgage Assoc.	3.000	05/20/45	88		75,875
Government National Mortgage Assoc.	3.000	08/20/45	164		139,819
Government National Mortgage Assoc.	3.000	06/20/46	175		150,942
Government National Mortgage Assoc.	3.000	03/20/47	99		84,810
Government National Mortgage Assoc.	3.000	12/20/48	476		409,175
Government National Mortgage Assoc.	3.000	06/20/51	574		488,373

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	3.000%	08/20/51	1,807		$1,535,885
Government National Mortgage Assoc.	4.500	TBA(tt)	500		461,895
Government National Mortgage Assoc.	5.000	10/20/37	8		7,749
Government National Mortgage Assoc.	5.000	04/20/45	46		45,540
Government National Mortgage Assoc.	5.000	09/20/52	494		468,336
Government National Mortgage Assoc.	5.500	07/15/33	8		7,750
Government National Mortgage Assoc.	5.500	12/15/33	3		3,393
Government National Mortgage Assoc.	5.500	09/15/34	79		76,834
Government National Mortgage Assoc.	5.500	01/15/36	29		27,915
Government National Mortgage Assoc.	5.500	02/15/36	62		60,083
Government National Mortgage Assoc.	5.500	11/20/52	2,605		2,529,055
Government National Mortgage Assoc.	6.500	12/15/23	—(r	)	39
Government National Mortgage Assoc.	6.500	04/15/24	1		1,409
Government National Mortgage Assoc.	6.500	07/15/32	1		1,037
Government National Mortgage Assoc.	6.500	08/15/32	—(r	)	182
Government National Mortgage Assoc.	6.500	08/15/32	1		570
Government National Mortgage Assoc.	6.500	08/15/32	1		976
Government National Mortgage Assoc.	6.500	08/15/32	6		5,748
Government National Mortgage Assoc.	7.000	06/15/24	—(r	)	62
Government National Mortgage Assoc.	7.000	05/15/31	3		2,669
Government National Mortgage Assoc.	7.500	04/15/29	—(r	)	420
Government National Mortgage Assoc.	8.000	06/15/25	3		2,683
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125	05/01/30	90		100,439

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $64,227,226)					59,468,113

U.S. TREASURY OBLIGATIONS 2.7%
U.S. Treasury Bonds	2.000	11/15/41	8,950		5,809,109
U.S. Treasury Bonds(h)(k)	2.250	05/15/41	20,980		14,394,248
U.S. Treasury Bonds	2.875	05/15/43	1,380		1,022,278
U.S. Treasury Strips Coupon	1.467(s)	11/15/41	210		83,418
U.S. Treasury Strips Coupon	2.052(s)	11/15/43	6,350		2,289,473
U.S. Treasury Strips Coupon(k)	2.374(s)	05/15/43	550		202,834
U.S. Treasury Strips Coupon	2.415(s)	11/15/40	500		209,531
U.S. Treasury Strips Coupon	2.450(s)	02/15/45	90		30,628
U.S. Treasury Strips Coupon	2.732(s)	08/15/30	286		207,652
U.S. Treasury Strips Coupon	4.002(s)	05/15/41	30		12,224
U.S. Treasury Strips Coupon	4.018(s)	11/15/42	100		37,867

TOTAL U.S. TREASURY OBLIGATIONS (cost $37,118,145)					24,299,262

TOTAL LONG-TERM INVESTMENTS (cost $826,050,200)					884,906,716

See Notes to Financial Statements.

PGIM Balanced Fund    77

Schedule of Investments  (continued)

as of September 30, 2023

Description			Shares	Value

SHORT-TERM INVESTMENTS 1.3%

AFFILIATED MUTUAL FUNDS 1.3%
PGIM Core Government Money Market Fund(wb)			9,193,037	$9,193,037
PGIM Institutional Money Market Fund (cost $2,492,217; includes $2,480,355 of cash collateral for securities on loan)(b)(wb)			2,493,826	2,492,330

TOTAL AFFILIATED MUTUAL FUNDS (cost $11,685,254)				11,685,367

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) 0.0%
U.S. Treasury Bills (cost $197,840)	5.330%	12/14/23	200	197,849

TOTAL SHORT-TERM INVESTMENTS (cost $11,883,094)				11,883,216

TOTAL INVESTMENTS, BEFORE OPTION WRITTEN (cost $837,933,294)				896,789,932

OPTION WRITTEN*~ (0.0)% (premiums received $0)	(21)

TOTAL INVESTMENTS, NET OF OPTION WRITTEN 100.1% (cost $837,933,294)	896,789,911
Liabilities in excess of other assets(z) (0.1)%	(651,979)

NET ASSETS 100.0%	$896,137,932

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

See Notes to Financial Statements.

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

SGD—Singapore Dollar

THB—Thai Baht

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

ADR—American Depositary Receipt

BABs—Build America Bonds

BARC—Barclays Bank PLC

BNP—BNP Paribas S.A.

BNYM—Bank of New York Mellon

BOA—Bank of America, N.A.

CDI—Chess Depository Interest

CDX—Credit Derivative Index

CGM—Citigroup Global Markets, Inc.

CITI—Citibank, N.A.

CLO—Collateralized Loan Obligation

CME—Chicago Mercantile Exchange

CVA—Certificate Van Aandelen (Bearer)

CVR—Contingent Value Rights

DAC—Designated Activity Company

DB—Deutsche Bank AG

EAFE—Europe, Australasia, Far East

EMTN—Euro Medium Term Note

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

GMTN—Global Medium Term Note

GS—Goldman Sachs & Co. LLC

GSI—Goldman Sachs International

HSBC—HSBC Bank PLC

IO—Interest Only (Principal amount represents notional)

JPM—JPMorgan Chase Bank N.A.

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MSCI—Morgan Stanley Capital International

MSI—Morgan Stanley & Co International PLC

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

PRFC—Preference Shares

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

See Notes to Financial Statements.

PGIM Balanced Fund    79

Schedule of Investments  (continued)

as of September 30, 2023

REMIC—Real Estate Mortgage Investment Conduit

S&P—Standard & Poor’s

SCB—Standard Chartered Bank

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

SSB—State Street Bank & Trust Company

STRIPs—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

TBA—To Be Announced

TD—The Toronto-Dominion Bank

UAG—UBS AG

USOIS—United States Overnight Index Swap

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail. Options with maturity dates greater than one year from date of acquisition would be considered long-term investments.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $6,138 and 0.0% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,361,712; cash collateral of $2,480,355 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2023.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of September 30, 2023. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $1,124,783. The aggregate value of $389,451 is 0.0% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Principal or notional amount is less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of $1,500,000 is 0.2% of net assets.
(wb)	Represents an investment in a Fund affiliated with the Manager.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

Forward Commitment Contracts:

U.S. Government Agency Obligations	Interest Rate	Maturity Date	Settlement Date	Principal Amount (000)#	Value

Federal National Mortgage Assoc.	4.000%	TBA	10/12/23	$(500)	$(445,117)

Federal National Mortgage Assoc.	4.500%	TBA	10/12/23	(500)	(459,063)

Federal National Mortgage Assoc.	5.500%	TBA	11/13/23	(500)	(483,067)

TOTAL FORWARD COMMITMENT CONTRACTS (proceeds receivable $1,423,438)					$(1,387,247)

Option Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

GS_21-PJA^	Put	GSI	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	4,500	$(21)

(premiums received $0)

Futures contracts outstanding at September 30, 2023:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
20	3 Month CME SOFR	Dec. 2023	$4,731,500	$1,588
69	3 Month CME SOFR	Mar. 2024	16,309,875	(7,326)
20	3 Month CME SOFR	Jun. 2024	4,731,250	(3,537)
114	2 Year U.S. Treasury Notes	Dec. 2023	23,109,047	(58,298)
322	10 Year U.S. Treasury Notes	Dec. 2023	34,796,125	(610,742)
147	30 Year U.S. Ultra Treasury Bonds	Dec. 2023	17,447,062	(1,166,496)
18	Mini MSCI EAFE Index	Dec. 2023	1,837,350	(63,940)
18	Mini MSCI Emerging Markets Index	Dec. 2023	859,950	(30,635)
3	S&P 500 E-Mini Index	Dec. 2023	648,825	(27,848)

				(1,967,234)

Short Positions:
20	5 Year Euro-Bobl	Dec. 2023	2,447,534	33,086
141	5 Year U.S. Treasury Notes	Dec. 2023	14,855,673	117,331
15	10 Year Euro-Bund	Dec. 2023	2,040,070	46,828
60	10 Year U.S. Ultra Treasury Notes	Dec. 2023	6,693,750	194,807
52	20 Year U.S. Treasury Bonds	Dec. 2023	5,916,625	289,281
5	Euro Schatz Index	Dec. 2023	555,003	2,402

				683,735

				$(1,283,499)

See Notes to Financial Statements.

PGIM Balanced Fund    81

Schedule of Investments  (continued)

as of September 30, 2023

Forward foreign currency exchange contracts outstanding at September 30, 2023:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 10/19/23	CITI	AUD	168	$108,000	$108,303	$303	$—
Expiring 10/19/23	MSI	AUD	171	111,000	109,826	—	(1,174)
Brazilian Real,
Expiring 10/03/23	GSI	BRL	1,190	238,000	236,514	—	(1,486)
British Pound,
Expiring 10/19/23	HSBC	GBP	84	104,458	102,820	—	(1,638)
Chinese Renminbi,
Expiring 11/16/23	BOA	CNH	4,894	673,000	671,974	—	(1,026)
Expiring 11/16/23	GSI	CNH	3,498	481,000	480,250	—	(750)
Expiring 11/16/23	GSI	CNH	3,413	467,000	468,541	1,541	—
Expiring 11/16/23	HSBC	CNH	2,783	384,000	382,128	—	(1,872)
Expiring 11/16/23	HSBC	CNH	1,605	221,000	220,323	—	(677)
Colombian Peso,
Expiring 12/20/23	BARC	COP	2,705,152	634,945	649,578	14,633	—
Expiring 12/20/23	HSBC	COP	1,519,593	377,140	364,894	—	(12,246)
Expiring 12/20/23	TD	COP	1,627,865	399,084	390,893	—	(8,191)
Czech Koruna,
Expiring 10/19/23	BARC	CZK	3,309	143,000	143,293	293	—
Expiring 10/19/23	BNP	CZK	1,618	72,223	70,069	—	(2,154)
Euro,
Expiring 10/19/23	BARC	EUR	381	409,032	402,630	—	(6,402)
Expiring 10/19/23	BNP	EUR	275	291,000	290,508	—	(492)
Expiring 10/19/23	CITI	EUR	203	221,000	214,834	—	(6,166)
Expiring 10/19/23	CITI	EUR	201	223,677	212,687	—	(10,990)
Expiring 10/19/23	HSBC	EUR	314	339,726	332,562	—	(7,164)
Expiring 10/19/23	SCB	EUR	389	417,680	411,353	—	(6,327)
Hungarian Forint,
Expiring 10/19/23	CITI	HUF	111,123	310,139	300,538	—	(9,601)
Expiring 10/19/23	MSI	HUF	40,307	110,000	109,013	—	(987)
Indian Rupee,
Expiring 12/20/23	JPM	INR	55,209	663,000	661,658	—	(1,342)
Expiring 12/20/23	JPM	INR	38,857	466,334	465,680	—	(654)
Expiring 12/20/23	JPM	INR	31,798	380,999	381,084	85	—
Expiring 12/20/23	MSI	INR	57,272	686,000	686,379	379	—
Indonesian Rupiah,
Expiring 12/20/23	MSI	IDR	15,881,845	1,032,395	1,024,872	—	(7,523)
Japanese Yen,
Expiring 10/19/23	BNYM	JPY	29,846	219,260	200,430	—	(18,830)
Expiring 10/19/23	CITI	JPY	15,834	112,000	106,332	—	(5,668)
New Zealand Dollar,
Expiring 10/19/23	BARC	NZD	416	261,808	249,059	—	(12,749)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at September 30, 2023 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol,
Expiring 12/20/23	CITI	PEN	2,619	$702,349	$688,353	$—	$(13,996)
Polish Zloty,
Expiring 10/19/23	CITI	PLN	955	217,000	218,422	1,422	—
Expiring 10/19/23	GSI	PLN	1,146	288,000	262,203	—	(25,797)
Expiring 10/19/23	GSI	PLN	479	110,000	109,625	—	(375)
Expiring 10/19/23	JPM	PLN	1,142	286,000	261,180	—	(24,820)
Singapore Dollar,
Expiring 12/20/23	BOA	SGD	533	391,000	391,044	44	—
Expiring 12/20/23	CITI	SGD	225	165,000	165,542	542	—
Expiring 12/20/23	SCB	SGD	641	472,000	470,364	—	(1,636)
South African Rand,
Expiring 12/20/23	TD	ZAR	4,807	251,160	252,048	888	—
South Korean Won,
Expiring 12/20/23	JPM	KRW	693,732	520,000	515,163	—	(4,837)
Thai Baht,
Expiring 12/20/23	BOA	THB	11,820	330,000	327,056	—	(2,944)
Expiring 12/20/23	JPM	THB	12,358	348,000	341,944	—	(6,056)

				$14,638,409	$14,451,969	20,130	(206,570)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 10/19/23	CITI	AUD	172	$112,000	$110,505	$1,495	$—
Expiring 10/19/23	CITI	AUD	167	110,769	107,453	3,316	—
Expiring 10/19/23	DB	AUD	557	379,200	358,312	20,888	—
Expiring 10/19/23	SSB	AUD	167	108,000	107,527	473	—
Brazilian Real,
Expiring 10/03/23	DB	BRL	879	178,489	174,718	3,771	—
British Pound,
Expiring 10/19/23	BOA	GBP	85	110,061	103,722	6,339	—
Expiring 10/19/23	DB	GBP	1,765	2,292,455	2,153,666	138,789	—
Canadian Dollar,
Expiring 10/19/23	CITI	CAD	146	108,000	107,437	563	—
Chilean Peso,
Expiring 12/20/23	TD	CLP	741,527	824,157	829,170	—	(5,013)
Expiring 12/20/23	UAG	CLP	214,669	237,000	240,041	—	(3,041)
Chinese Renminbi,
Expiring 11/16/23	MSI	CNH	14,853	2,037,377	2,039,194	—	(1,817)

See Notes to Financial Statements.

PGIM Balanced Fund    83

Schedule of Investments  (continued)

as of September 30, 2023

Forward foreign currency exchange contracts outstanding at September 30, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso,
Expiring 12/20/23	MSI	COP	1,067,326	$264,000	$256,293	$7,707	$—
Czech Koruna,
Expiring 10/19/23	BARC	CZK	10,380	467,000	449,486	17,514	—
Expiring 10/19/23	BARC	CZK	5,617	264,116	243,229	20,887	—
Expiring 10/19/23	BNP	CZK	4,575	198,360	198,128	232	—
Expiring 10/19/23	BNP	CZK	2,411	112,000	104,386	7,614	—
Euro,
Expiring 10/19/23	BARC	EUR	3,870	4,362,988	4,095,230	267,758	—
Expiring 10/19/23	BOA	EUR	203	223,000	214,540	8,460	—
Expiring 10/19/23	CITI	EUR	201	224,386	212,686	11,700	—
Expiring 10/19/23	GSI	EUR	367	404,000	388,434	15,566	—
Expiring 10/19/23	GSI	EUR	102	112,000	107,962	4,038	—
Expiring 10/19/23	MSI	EUR	5,698	6,276,629	6,028,796	247,833	—
Expiring 10/19/23	SSB	EUR	6,285	6,998,032	6,650,586	347,446	—
Hungarian Forint,
Expiring 10/19/23	BOA	HUF	80,162	225,000	216,803	8,197	—
Expiring 10/19/23	GSI	HUF	103,728	277,000	280,539	—	(3,539)
Expiring 10/19/23	GSI	HUF	86,823	243,000	234,817	8,183	—
Expiring 10/19/23	GSI	HUF	84,661	234,000	228,971	5,029	—
Expiring 10/19/23	GSI	HUF	83,654	233,000	226,247	6,753	—
Israeli Shekel,
Expiring 12/20/23	BARC	ILS	1,971	517,000	518,859	—	(1,859)
Expiring 12/20/23	CITI	ILS	1,012	264,000	266,375	—	(2,375)
Mexican Peso,
Expiring 12/20/23	BARC	MXN	8,212	460,322	464,671	—	(4,349)
Expiring 12/20/23	BOA	MXN	4,278	240,000	242,093	—	(2,093)
Expiring 12/20/23	SSB	MXN	4,286	246,000	242,499	3,501	—
Peruvian Nuevo Sol,
Expiring 12/20/23	BARC	PEN	1,316	349,070	345,989	3,081	—
Expiring 12/20/23	BOA	PEN	1,001	262,500	263,212	—	(712)
Philippine Peso,
Expiring 12/20/23	CITI	PHP	27,888	491,150	492,455	—	(1,305)
Polish Zloty,
Expiring 10/19/23	CITI	PLN	1,040	239,000	237,836	1,164	—
Expiring 10/19/23	GSI	PLN	455	111,000	104,163	6,837	—
Expiring 10/19/23	HSBC	PLN	1,359	341,438	310,994	30,444	—
Expiring 10/19/23	HSBC	PLN	1,025	251,000	234,554	16,446	—
Expiring 10/19/23	MSI	PLN	989	242,000	226,194	15,806	—
Expiring 10/19/23	MSI	PLN	469	110,000	107,383	2,617	—
Expiring 10/19/23	TD	PLN	1,027	238,000	235,051	2,949	—
Singapore Dollar,
Expiring 12/20/23	JPM	SGD	4,278	3,156,508	3,141,176	15,332	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at September 30, 2023 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won,
Expiring 12/20/23	CITI	KRW	292,200	$221,000	$216,987	$4,013	$—
Expiring 12/20/23	SCB	KRW	2,403,209	1,821,648	1,784,616	37,032	—
Thai Baht,
Expiring 12/20/23	GSI	THB	17,079	481,480	472,576	8,904	—

				$37,659,135	$36,376,561	1,308,677	(26,103)

						$1,328,807	$(232,673)

Cross currency exchange contracts outstanding at September 30, 2023:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
10/19/23	Buy	CZK	2,534	EUR	103	$731	$—	BARC
10/19/23	Buy	EUR	103	HUF	40,109	512	—	DB
10/19/23	Buy	EUR	103	PLN	479	—	(497)	MSI
10/19/23	Buy	PLN	487	EUR	104	1,391	—	CITI

						$2,634	$(497)

Credit default swap agreements outstanding at September 30, 2023:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJA	10/16/23	0.500	%(M)	2,523	*	$1,644	$(35)	$1,679	GSI

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on corporate and/or sovereign issues - Buy Protection(1):
Republic of Italy	12/20/27	1.000%(Q)	EUR	685	$(11,444)	$(21,893)	$10,449	BARC
United Mexican States	12/20/24	1.000%(Q)		400	(3,023)	(1,163)	(1,860)	BARC

					$(14,467)	$(23,056)	$8,589

See Notes to Financial Statements.

PGIM Balanced Fund    85

Schedule of Investments  (continued)

as of September 30, 2023

Credit default swap agreements outstanding at September 30, 2023 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2023(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
Petroleos Mexicanos	12/20/24	1.000%(Q)	400	3.525%	$(11,676)	$(5,104)	$(6,572)	BARC

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2023(4)	Value at Trade Date	Value at September 30, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreement on credit indices - Sell Protection(2):
CDX.NA.HY.41.V1	12/20/28	5.000%(Q)	10,770	4.795%	$81,030	$104,046	$23,016

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front

See Notes to Financial Statements.

payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at September 30, 2023:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2023	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
GBP	928	05/08/26	1.000%(A)	1 Day SONIA(1)(A)/5.187%	$(34,697)	$125,551	$160,248
GBP	190	05/08/31	1.150%(A)	1 Day SONIA(1)(A)/5.187%	(8,272)	51,020	59,292
	32,555	08/31/24	5.384%(T)	1 Day SOFR(2)(T)/5.310%	—	(25,134)	(25,134)
	4,452	03/08/25	4.946%(A)	1 Day SOFR(2)(A)/5.310%	—	(22,843)	(22,843)
	5,724	03/09/25	5.110%(A)	1 Day SOFR(2)(A)/5.310%	—	(11,232)	(11,232)
	12,993	03/10/25	5.088%(A)	1 Day SOFR(2)(A)/5.310%	—	(31,195)	(31,195)
	16,785	08/31/25	4.805%(A)	1 Day SOFR(1)(A)/5.310%	—	72,050	72,050
	2,590	09/25/26	4.699%(A)	1 Day SOFR(1)(A)/5.310%	479	(3,559)	(4,038)

					$(42,490)	$154,658	$197,148

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at September 30, 2023:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements:
Total Return Benchmark Bond Index(T)	1 Day USOIS -45bps(T)/4.880%	GSI	03/20/24	(6,170)	$275,012	$—	$275,012

See Notes to Financial Statements.

PGIM Balanced Fund    87

Schedule of Investments  (continued)

as of September 30, 2023

Total return swap agreements outstanding at September 30, 2023 (continued):

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)

OTC Total Return Swap Agreements (cont’d.):
U.S. Treasury Bond(T)	1 Day USOIS +19bps(T)/5.520%	GSI	02/01/24	5,970	$(591,127)	$—	$(591,127)
U.S. Treasury Bond(T)	1 Day USOIS +18bps(T)/5.510%	JPM	02/05/24	4,570	(373,316)	—	(373,316)

					$(689,431)	$—	$(689,431)

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$(28,195)	$287,140	$(972,875)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

CGM	$—	$3,514,536
GS	—	197,849

Total	$—	$3,712,385

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

The following is a summary of the inputs used as of September 30, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3

Investments in Securities
Assets
Long-Term Investments
Common Stocks	$438,969,774	$89,352,192	$5
Preferred Stocks	1,382,761	171,908	—
Rights	—	—	4,510
Unaffiliated Exchange-Traded Fund	620,280	—	—
Asset-Backed Securities
Automobiles	—	9,331,147	—
Collateralized Debt Obligation	—	287,452	—
Collateralized Loan Obligations	—	37,028,853	—
Consumer Loans	—	3,158,290	—
Credit Cards	—	445,175	—
Equipment	—	226,670	—
Home Equity Loans	—	121,244	—
Other	—	770,955	—
Residential Mortgage-Backed Securities	—	352,570	—
Student Loans	—	1,069,175	—
Commercial Mortgage-Backed Securities	—	55,551,269	—
Convertible Bond	—	1,646	—
Corporate Bonds	—	141,221,885	—
Floating Rate and Other Loans	—	359,806	—
Municipal Bonds	—	2,431,068	—
Residential Mortgage-Backed Securities	—	11,607,518	—
Sovereign Bonds	—	6,673,188	—
U.S. Government Agency Obligations	—	59,468,113	—
U.S. Treasury Obligations	—	24,299,262	—
Short-Term Investments
Affiliated Mutual Funds	11,685,367	—	—
U.S. Treasury Obligation	—	197,849	—

Total	$452,658,182	$444,127,235	$4,515

Liabilities
Option Written	$—	$—	$(21)

Other Financial Instruments*
Assets
Futures Contracts	$685,323	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	1,328,807	—
OTC Cross Currency Exchange Contracts	—	2,634	—
Centrally Cleared Credit Default Swap Agreement	—	23,016	—
OTC Credit Default Swap Agreement	—	—	1,644
Centrally Cleared Interest Rate Swap Agreements	—	291,590	—
OTC Total Return Swap Agreement	—	275,012	—

Total	$685,323	$1,921,059	$1,644

See Notes to Financial Statements.

PGIM Balanced Fund    89

Schedule of Investments  (continued)

as of September 30, 2023

	Level 1	Level 2	Level 3

Other Financial Instruments* (continued)
Liabilities
Forward Commitment Contracts	$—	$(1,387,247)	$—
Futures Contracts	(1,968,822)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(232,673)	—
OTC Cross Currency Exchange Contracts	—	(497)	—
OTC Credit Default Swap Agreements	—	(26,143)	—
Centrally Cleared Interest Rate Swap Agreements	—	(94,442)	—
OTC Total Return Swap Agreements	—	(964,443)	—

Total	$(1,968,822)	$(2,705,445)	$—

*

Other financial instruments are derivative instruments, with the exception of forward commitment contracts, and are not reflected in the Schedule of Investments. Futures, forwards and centrally cleared swap contracts are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value. Forward commitment contracts are recorded at market value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of September 30, 2023 were as follows:

Banks	6.8%
U.S. Government Agency Obligations	6.6
Commercial Mortgage-Backed Securities	6.2
Software	5.2
Collateralized Loan Obligations	4.1
Semiconductors & Semiconductor Equipment	4.1
Pharmaceuticals	3.9
Technology Hardware, Storage & Peripherals	3.4
Interactive Media & Services	3.0
Automobiles	2.8
U.S. Treasury Obligations	2.7
Oil, Gas & Consumable Fuels	2.7
Financial Services	2.5
Broadline Retail	2.0
Insurance	1.8
Health Care Equipment & Supplies	1.6
Aerospace & Defense	1.6
Health Care Providers & Services	1.5
Residential Mortgage-Backed Securities	1.3
Capital Markets	1.3
Affiliated Mutual Funds (0.3% represents investments purchased with collateral from securities on loan)	1.3
Electric	1.3
Beverages	1.2

Biotechnology	1.1%
Machinery	1.0
Entertainment	1.0
Household Products	1.0
Hotels, Restaurants & Leisure	1.0
Food Products	0.9
Specialty Retail	0.9
Chemicals	0.9
Oil & Gas	0.9
IT Services	0.8
Diversified Telecommunication Services	0.8
Electrical Equipment	0.8
Pipelines	0.8
Industrial Conglomerates	0.8
Consumer Staples Distribution & Retail	0.8
Sovereign Bonds	0.7
Healthcare-Services	0.7
Media	0.7
Real Estate Investment Trusts (REITs)	0.7
Metals & Mining	0.6
Telecommunications	0.6
Construction Materials	0.6
Electric Utilities	0.6
Communications Equipment	0.5
Industrial REITs	0.5

See Notes to Financial Statements.

Industry Classification (continued):

Agriculture	0.5%
Commercial Services	0.5
Passenger Airlines	0.4
Professional Services	0.4
Textiles, Apparel & Luxury Goods	0.4
Life Sciences Tools & Services	0.4
Consumer Loans	0.4
Home Builders	0.3
Foods	0.3
Building Products	0.3
Air Freight & Logistics	0.3
Distributors	0.3
Municipal Bonds	0.3
Auto Manufacturers	0.3
Tobacco	0.3
Residential REITs	0.3
Trading Companies & Distributors	0.3
Independent Power & Renewable Electricity Producers	0.3
Construction & Engineering	0.2
Electronic Equipment, Instruments & Components	0.2
Ground Transportation	0.2
Gas	0.2
Energy Equipment & Services	0.2
Retail	0.2
Lodging	0.2
Diversified Financial Services	0.2
Household Durables	0.2
Semiconductors	0.2
Automobile Components	0.2
Wireless Telecommunication Services	0.2
Multi-Utilities	0.2
Machinery-Diversified	0.2
Real Estate Management & Development	0.2
Engineering & Construction	0.2
Specialized REITs	0.1
Electronics	0.1
Miscellaneous Manufacturing	0.1
Packaging & Containers	0.1
Student Loans	0.1
Gas Utilities	0.1
Personal Care Products	0.1
Marine Transportation	0.1

Airlines	0.1%
Other	0.1
Trucking & Leasing	0.1
Transportation	0.1
Commercial Services & Supplies	0.1
Building Materials	0.1
Retail REITs	0.1
Unaffiliated Exchange-Traded Fund	0.1
Diversified Consumer Services	0.1
Mining	0.1
Auto Parts & Equipment	0.1
Credit Cards	0.1
Office REITs	0.0	*
Consumer Finance	0.0	*
Healthcare-Products	0.0	*
Health Care Technology	0.0	*
Containers & Packaging	0.0	*
Diversified REITs	0.0	*
Leisure Time	0.0	*
Distribution/Wholesale	0.0	*
Oil & Gas Services	0.0	*
Health Care REITs	0.0	*
Forest Products & Paper	0.0	*
Leisure Products	0.0	*
Collateralized Debt Obligation	0.0	*
Real Estate	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Equipment	0.0	*
Computers	0.0	*
Hotel & Resort REITs	0.0	*
Home Equity Loans	0.0	*
Paper & Forest Products	0.0	*
Water Utilities	0.0	*

	100.1
Option Written	(0.0	)*
Liabilities in excess of other assets	(0.1)

	100.0%

* Less than 0.05%

See Notes to Financial Statements.

PGIM Balanced Fund    91

Schedule of Investments  (continued)

as of September 30, 2023

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, equity risk, foreign exchange risk, and interest rate risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2023 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps	$23,016*		—	$—
Credit contracts	—	—		Premiums received for OTC swap agreements	28,195
Credit contracts	—	—		Options written outstanding, at value	21
Credit contracts	Unrealized appreciation on OTC swap agreements	12,128		Unrealized depreciation on OTC swap agreements	8,432
Equity contracts	—	—		Due from/to broker-variation margin futures	122,423	*
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	2,634		Unrealized depreciation on OTC cross currency exchange contracts	497
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,328,807		Unrealized depreciation on OTC forward foreign currency exchange contracts	232,673
Interest rate contracts	Due from/to broker-variation margin futures	685,323	*	Due from/to broker-variation margin futures	1,846,399	*
Interest rate contracts	Due from/to broker-variation margin swaps	291,590	*	Due from/to broker-variation margin swaps	94,442	*
Interest rate contracts	Unrealized appreciation on OTC swap agreements	275,012		Unrealized depreciation on OTC swap agreements	964,443

		$2,618,510			$3,297,525

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2023 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(413,874)	$479,038	$—	$—	$(989,090)
Equity contracts	—	—	(845)	—	—
Foreign exchange contracts	—	—	—	(270,297)	—
Interest rate contracts	(851)	26,016	(5,480,223)	—	442,053

Total	$(414,725)	$505,054	$(5,481,068)	$(270,297)	$(547,037)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(99,131)	$(94,329)	$—	$—	$(60,166)
Equity contracts	—	—	84,993	—	—
Foreign exchange contracts	—	—	—	(106,498)	—
Interest rate contracts	—	—	651,344	—	(738,822)

Total	$(99,131)	$(94,329)	$736,337	$(106,498)	$(798,988)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended September 30, 2023, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*

Options Purchased (1)	$ 74,456

Options Written (2)	44,268,000

Futures Contracts - Long Positions (2)	85,185,513

Futures Contracts - Short Positions (2)	29,633,315

Forward Foreign Currency Exchange Contracts - Purchased (3)	18,334,680

Forward Foreign Currency Exchange Contracts - Sold (3)	43,394,900

Cross Currency Exchange Contracts (4)	4,292,129

Interest Rate Swap Agreements (2)	25,724,708

Credit Default Swap Agreements - Buy Protection (2)	22,248,383

Credit Default Swap Agreements - Sell Protection (2)	5,165,852

See Notes to Financial Statements.

PGIM Balanced Fund    93

Schedule of Investments  (continued)

as of September 30, 2023

Derivative Contract Type	Average Volume of Derivative Activities*

Total Return Swap Agreements (2)	$17,056,795

*	Average volume is based on average quarter end balances as noted for the year ended September 30, 2023.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$2,361,712	$(2,361,712)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

BARC	$335,346	$(61,951)	$273,395	$(273,395)	$—
BNP	7,846	(2,646)	5,200	—	5,200
BNYM	—	(18,830)	(18,830)	—	(18,830)
BOA	23,040	(6,775)	16,265	—	16,265
CITI	25,909	(50,101)	(24,192)	—	(24,192)
DB	163,960	—	163,960	—	163,960
GSI	333,542	(623,130)	(289,588)	289,588	—
HSBC	46,890	(23,597)	23,293	—	23,293
JPM	15,417	(411,025)	(395,608)	272,011	(123,597)
MSI	274,342	(11,998)	262,344	(50,000)	212,344
SCB	37,032	(7,963)	29,069	—	29,069
SSB	351,420	—	351,420	(264,798)	86,622
TD	3,837	(13,204)	(9,367)	—	(9,367)
UAG	—	(3,041)	(3,041)	—	(3,041)

	$1,618,581	$(1,234,261)	$384,320	$(26,594)	$357,726

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

See Notes to Financial Statements.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Balanced Fund    95

Statement of Assets and Liabilities

as of September 30, 2023

Assets

Investments at value, including securities on loan of $2,361,712:
Unaffiliated investments (cost $826,248,040)	$885,104,565
Affiliated investments (cost $11,685,254)	11,685,367
Cash	627
Foreign currency, at value (cost $623,327)	621,905
Receivable for investments sold	20,874,195
Dividends and interest receivable	3,607,034
Receivable for Fund shares sold	1,833,777
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,328,807
Tax reclaim receivable	418,775
Unrealized appreciation on OTC swap agreements	287,140
Due from broker—variation margin futures	35,007
Unrealized appreciation on OTC cross currency exchange contracts	2,634
Prepaid expenses	9,212

Total Assets	925,809,045

Liabilities

Payable for investments purchased	22,173,242
Payable to broker for collateral for securities on loan	2,480,355
Forward commitment contracts, at value (proceeds receivable $1,423,438)	1,387,247
Payable for Fund shares purchased	1,322,277
Unrealized depreciation on OTC swap agreements	972,875
Management fee payable	402,366
Accrued expenses and other liabilities	265,963
Unrealized depreciation on OTC forward foreign currency exchange contracts	232,673
Distribution fee payable	209,324
Affiliated transfer agent fee payable	96,161
Foreign capital gains tax liability accrued	75,239
Premiums received for OTC swap agreements	28,195
Due to broker—variation margin swaps	16,488
Due to broker—variation margin futures	8,190
Unrealized depreciation on OTC cross currency exchange contracts	497
Options written outstanding, at value (premiums received $0)	21

Total Liabilities	29,671,113

Net Assets	$896,137,932

Net assets were comprised of:
Common stock, at par	$58,880
Paid-in capital in excess of par	845,520,754
Total distributable earnings (loss)	50,558,298

Net assets, September 30, 2023	$896,137,932

See Notes to Financial Statements.

Class A

Net asset value and redemption price per share, ($639,624,681 ÷ 42,135,294 shares of common stock issued and outstanding)	$15.18
Maximum sales charge (3.25% of offering price)	0.51

Maximum offering price to public	$15.69

Class C

Net asset value, offering price and redemption price per share, ($56,162,219 ÷ 3,672,079 shares of common stock issued and outstanding)	$15.29

Class R

Net asset value, offering price and redemption price per share, ($30,910 ÷ 2,035 shares of common stock issued and outstanding)	$15.19

Class Z

Net asset value, offering price and redemption price per share, ($112,933,581 ÷ 7,370,452 shares of common stock issued and outstanding)	$15.32

Class R6

Net asset value, offering price and redemption price per share, ($87,386,541 ÷ 5,699,772 shares of common stock issued and outstanding)	$15.33

See Notes to Financial Statements.

PGIM Balanced Fund    97

Statement of Operations

Year Ended September 30, 2023

Net Investment Income (Loss)

Income
Interest income	$15,346,102
Unaffiliated dividend income (net of $608,450 foreign withholding tax)	12,813,700
Affiliated dividend income	520,316
Income from securities lending, net (including affiliated income of $11,734)	11,910

Total income	28,692,028

Expenses
Management fee	5,964,519
Distribution fee(a)	2,596,219
Transfer agent’s fees and expenses (including affiliated expense of $522,064)(a)	1,168,065
Custodian and accounting fees	211,554
Shareholders’ reports	97,897
Registration fees(a)	81,263
Professional fees	60,152
Audit fee	50,880
Directors’ fees	22,900
Miscellaneous	91,423

Total expenses	10,344,872
Less: Fee waiver and/or expense reimbursement(a)	(1,180,529)
Distribution fee waiver(a)	(299)

Net expenses	9,164,044

Net investment income (loss)	19,527,984

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $4,747) (net of foreign capital gains taxes $2,380)	11,966,510
Futures transactions	(5,481,068)
Forward and cross currency contract transactions	(270,297)
Options written transactions	505,054
Swap agreement transactions	(547,037)
Foreign currency transactions	(438,873)

5,734,289

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(806)) (net of change in foreign capital gains taxes $(78,297))	84,983,724
Futures	736,337
Forward and cross currency contracts	(106,498)
Options written	(94,329)
Swap agreements	(798,988)
Foreign currencies	(13,099)

84,707,147

Net gain (loss) on investment and foreign currency transactions	90,441,436

Net Increase (Decrease) In Net Assets Resulting From Operations	$109,969,420

See Notes to Financial Statements.

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	1,958,970	636,351	898	—	—
Transfer agent’s fees and expenses	922,385	94,181	670	149,363	1,466
Registration fees	24,794	14,820	6,116	14,820	20,713
Fee waiver and/or expense reimbursement	(998,553)	(36,887)	(6,469)	(66,813)	(71,807)
Distribution fee waiver	—	—	(299)	—	—

See Notes to Financial Statements.

PGIM Balanced Fund    99

Statements of Changes in Net Assets

	Year Ended

	September 30,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$19,527,984	$15,271,277
Net realized gain (loss) on investment and foreign currency transactions	5,734,289	214,458
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	84,707,147	(197,367,427)

Net increase (decrease) in net assets resulting from operations	109,969,420	(181,881,692)

Dividends and Distributions
Distributions from distributable earnings
Class A	(14,280,270)	(89,089,854)
Class C	(846,320)	(10,015,315)
Class R	(1,742)	(47,861)
Class Z	(2,729,302)	(19,206,654)
Class R6	(2,158,971)	(10,593,601)

	(20,016,605)	(128,953,285)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	81,337,380	148,806,824
Net asset value of shares issued in reinvestment of dividends and distributions	19,628,243	126,356,982
Cost of shares purchased	(167,597,777)	(203,879,367)

Net increase (decrease) in net assets from Fund share transactions	(66,632,154)	71,284,439

Total increase (decrease)	23,320,661	(239,550,538)

Net Assets:
Beginning of year	872,817,271	1,112,367,809

End of year	$896,137,932	$872,817,271

See Notes to Financial Statements.

Financial Highlights

Class A Shares

	Year Ended September 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.75	$18.70	$15.96	$15.61	$16.38
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.24	0.23	0.24	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.44	(3.02)	2.75	0.63	0.04
Total from investment operations	1.76	(2.78)	2.98	0.87	0.28
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.29)	(0.20)	(0.24)	(0.25)
Distributions from net realized gains	-	(1.88)	(0.04)	(0.28)	(0.80)
Total dividends and distributions	(0.33)	(2.17)	(0.24)	(0.52)	(1.05)
Net asset value, end of year	$15.18	$13.75	$18.70	$15.96	$15.61
Total Return(b):	12.83%	(16.95)%	18.76%	5.64%	2.28%

Ratios/Supplemental Data:
Net assets, end of year (000)	$639,625	$615,650	$760,976	$616,646	$590,383
Average net assets (000)	$652,990	$732,873	$710,895	$593,393	$416,723
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.00%
Expenses before waivers and/or expense reimbursement	1.15%	1.12%	1.11%	1.16%	1.16%
Net investment income (loss)	2.13%	1.46%	1.28%	1.52%	1.58%
Portfolio turnover rate(d)(e)	141%	109%	85%	108%	128%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Balanced Fund    101

Financial Highlights (continued)

Class C Shares

	Year Ended September 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.85	$18.81	$16.06	$15.71	$16.48
Income (loss) from investment operations:
Net investment income (loss)	0.20	0.11	0.09	0.12	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.45	(3.03)	2.77	0.64	0.04
Total from investment operations	1.65	(2.92)	2.86	0.76	0.17
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.16)	(0.07)	(0.13)	(0.14)
Distributions from net realized gains	-	(1.88)	(0.04)	(0.28)	(0.80)
Total dividends and distributions	(0.21)	(2.04)	(0.11)	(0.41)	(0.94)
Net asset value, end of year	$15.29	$13.85	$18.81	$16.06	$15.71
Total Return(b):	11.89%	(17.58)%	17.82%	4.77%	1.62%

Ratios/Supplemental Data:
Net assets, end of year (000)	$56,162	$65,656	$93,656	$95,166	$108,958
Average net assets (000)	$63,635	$85,096	$96,972	$102,396	$92,047
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.82%	1.79%	1.78%	1.77%	1.73%
Expenses before waivers and/or expense reimbursement	1.88%	1.84%	1.82%	1.84%	1.84%
Net investment income (loss)	1.30%	0.65%	0.50%	0.75%	0.87%
Portfolio turnover rate(d)(e)	141%	109%	85%	108%	128%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R Shares

	Year Ended September 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.75	$18.70	$15.97	$15.64	$16.38
Income (loss) from investment operations:
Net investment income (loss)	0.25	0.16	0.14	0.16	0.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.45	(3.02)	2.75	0.64	0.05
Total from investment operations	1.70	(2.86)	2.89	0.80	0.22
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.21)	(0.12)	(0.19)	(0.16)
Distributions from net realized gains	-	(1.88)	(0.04)	(0.28)	(0.80)
Total dividends and distributions	(0.26)	(2.09)	(0.16)	(0.47)	(0.96)
Net asset value, end of year	$15.19	$13.75	$18.70	$15.97	$15.64
Total Return(b):	12.37%	(17.36)%	18.15%	5.16%	1.85%

Ratios/Supplemental Data:
Net assets, end of year (000)	$31	$209	$427	$1,135	$2,047
Average net assets (000)	$120	$402	$675	$1,439	$1,959
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.47%	1.47%	1.47%	1.47%	1.45%
Expenses before waivers and/or expense reimbursement	7.12%	3.39%	2.72%	2.61%	2.16%
Net investment income (loss)	1.66%	0.97%	0.80%	1.04%	1.14%
Portfolio turnover rate(d)(e)	141%	109%	85%	108%	128%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Balanced Fund    103

Financial Highlights (continued)

Class Z Shares

	Year Ended September 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.87	$18.85	$16.09	$15.73	$16.49
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.28	0.27	0.27	0.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.46	(3.05)	2.77	0.65	0.04
Total from investment operations	1.81	(2.77)	3.04	0.92	0.33
Less Dividends and Distributions:
Dividends from net investment income	(0.36)	(0.33)	(0.24)	(0.28)	(0.29)
Distributions from net realized gains	-	(1.88)	(0.04)	(0.28)	(0.80)
Total dividends and distributions	(0.36)	(2.21)	(0.28)	(0.56)	(1.09)
Net asset value, end of year	$15.32	$13.87	$18.85	$16.09	$15.73
Total Return(b):	13.02%	(16.74)%	18.99%	5.90%	2.59%

Ratios/Supplemental Data:
Net assets, end of year (000)	$112,934	$113,095	$171,776	$147,635	$174,033
Average net assets (000)	$115,259	$146,908	$165,225	$156,846	$172,091
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.79%	0.78%	0.77%	0.78%	0.75%
Expenses before waivers and/or expense reimbursement	0.85%	0.83%	0.81%	0.85%	0.86%
Net investment income (loss)	2.33%	1.65%	1.50%	1.74%	1.86%
Portfolio turnover rate(d)(e)	141%	109%	85%	108%	128%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class R6 Shares

	Year Ended September 30,

	2023	2022	2021	2020	2019

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.88	$18.86	$16.10	$15.74	$16.50
Income (loss) from investment operations:
Net investment income (loss)	0.38	0.30	0.30	0.29	0.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.45	(3.05)	2.76	0.65	0.05
Total from investment operations	1.83	(2.75)	3.06	0.94	0.35
Less Dividends and Distributions:
Dividends from net investment income	(0.38)	(0.35)	(0.26)	(0.30)	(0.31)
Distributions from net realized gains	-	(1.88)	(0.04)	(0.28)	(0.80)
Total dividends and distributions	(0.38)	(2.23)	(0.30)	(0.58)	(1.11)
Net asset value, end of year	$15.33	$13.88	$18.86	$16.10	$15.74
Total Return(b):	13.24%	(16.66)%	19.12%	6.01%	2.69%

Ratios/Supplemental Data:
Net assets, end of year (000)	$87,387	$78,207	$85,533	$54,613	$34,369
Average net assets (000)	$85,614	$88,957	$71,970	$44,247	$16,501
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.65%	0.65%	0.65%	0.65%	0.65%
Expenses before waivers and/or expense reimbursement	0.73%	0.72%	0.72%	0.74%	0.83%
Net investment income (loss)	2.48%	1.82%	1.63%	1.88%	1.96%
Portfolio turnover rate(d)(e)	141%	109%	85%	108%	128%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Balanced Fund    105

Notes to Financial Statements

1.	Organization

The Prudential Investment Portfolios, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Balanced Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek income and long-term growth of capital.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business

PGIM Balanced Fund    107

Notes to Financial Statements (continued)

days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange

PGIM Balanced Fund    109

Notes to Financial Statements (continued)

rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised. The Fund entered into options on swaps that are executed through a central clearing facility, such as a registered exchange. Such options pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the contract. The daily variation margin, rather than the contract market value, is recorded for financial statement purposes on the Statement of Assets and Liabilities.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the

PGIM Balanced Fund    111

Notes to Financial Statements (continued)

valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be “short the credit” because the higher the contract value rises, the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Floating Rate and Other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the

PGIM Balanced Fund    113

Notes to Financial Statements (continued)

participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Rights: The Fund held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Fund until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring securities that pay-in-kind (PIK) the interest due on such debt instruments.

PGIM Balanced Fund    115

Notes to Financial Statements (continued)

The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have the same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Delayed-Delivery Transactions: The Fund purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis, including TBA securities. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Fund forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls: The Fund entered into mortgage dollar rolls in which the Fund sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Fund is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal

PGIM Balanced Fund    117

Notes to Financial Statements (continued)

income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the Fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the Fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the Fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Quarterly

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, PGIM Limited, and PGIM Quantitative Solutions LLC (collectively the “subadviser”). The Manager pays for the services of subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended September 30, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.65% of average daily net assets up to and including $1 billion;	0.65%

0.60% on average daily net assets over $1 billion.

The Manager has contractually agreed, through January 31, 2025, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other expenses of the Fund such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	1.00%

C	—

R	1.47

Z	—

R6	0.65

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

PGIM Balanced Fund    119

Notes to Financial Statements (continued)

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through January 31, 2025 to limit such fees on certain classes based on the average net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.30%

C	1.00	1.00

R	0.75	0.50

Z	N/A	N/A

R6	N/A	N/A

For the year ended September 30, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$339,411	$3,504

C	—	8,622

PGIM Investments, PGIM, Inc., PGIM Limited, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended September 30, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended September 30, 2023, were as follows:

Cost of Purchases	Proceeds from Sales

$1,259,962,740	$1,284,921,879

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended September 30, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$140,100,294	$130,907,257	$ —	$ —	$9,193,037	9,193,037	$520,316

PGIM Institutional Money Market Fund(1)(b)(wb)

3,738,839	90,656,018	91,906,468	(806)	4,747	2,492,330	2,493,826	11,734	(2)

$3,738,839	$230,756,312	$222,813,725	$(806)	$4,747	$11,685,367		$532,050

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

PGIM Balanced Fund    121

Notes to Financial Statements (continued)

For the year ended September 30, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$20,016,605	$—	$—	$20,016,605

For the year ended September 30, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions

$62,308,953	$66,644,332	$—	$128,953,285

For the year ended September 30, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains

$3,036,018	$—

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$841,453,230	$134,472,972	$(79,753,647)	$54,719,325

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales, defaulted securities, investments in passive foreign investment companies, mark-to-market of futures and forwards contracts and other cost basis differences between GAAP and tax accounting.

For federal income tax purposes, the Fund had an approximated capital loss carryforward as of September 30, 2023 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Capital Loss Carryforward	Capital Loss Carryforward Utilized

$7,029,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 6,625,000,000 shares of capital stock at $0.001 par value per share, 923,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	125,000,000
B	3,000,000
C	25,000,000
R	125,000,000
Z	280,000,000
T	75,000,000
R6	290,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of September 30, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares

Z	66,862	0.9%

PGIM Balanced Fund    123

Notes to Financial Statements (continued)

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares

Affiliated	—	—%

Unaffiliated	3	47.1

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A

Year ended September 30, 2023:

Shares sold	2,635,515	$39,517,647

Shares issued in reinvestment of dividends and distributions	926,541	14,076,612

Shares purchased	(6,549,489)	(98,470,568)

Net increase (decrease) in shares outstanding before conversion	(2,987,433)	(44,876,309)

Shares issued upon conversion from other share class(es)	568,754	8,577,200

Shares purchased upon conversion into other share class(es)	(229,294)	(3,429,667)

Net increase (decrease) in shares outstanding	(2,647,973)	$(39,728,776)

Year ended September 30, 2022:

Shares sold	5,408,918	$90,321,955

Shares issued in reinvestment of dividends and distributions	5,182,991	87,779,782

Shares purchased	(6,614,906)	(108,173,643)

Net increase (decrease) in shares outstanding before conversion	3,977,003	69,928,094

Shares issued upon conversion from other share class(es)	407,148	6,681,476

Shares purchased upon conversion into other share class(es)	(304,295)	(5,175,557)

Net increase (decrease) in shares outstanding	4,079,856	$71,434,013

Class C

Year ended September 30, 2023:

Shares sold	317,347	$4,806,068

Shares issued in reinvestment of dividends and distributions	54,766	838,470

Shares purchased	(857,019)	(13,004,371)

Net increase (decrease) in shares outstanding before conversion	(484,906)	(7,359,833)

Shares purchased upon conversion into other share class(es)	(584,059)	(8,856,669)

Net increase (decrease) in shares outstanding	(1,068,965)	$(16,216,502)

Share Class	Shares	Amount

Year ended September 30, 2022:

Shares sold	648,125	$11,075,552

Shares issued in reinvestment of dividends and distributions	578,168	9,917,089

Shares purchased	(1,033,668)	(17,002,315)

Net increase (decrease) in shares outstanding before conversion	192,625	3,990,326

Shares purchased upon conversion into other share class(es)	(430,115)	(7,103,378)

Net increase (decrease) in shares outstanding	(237,490)	$(3,113,052)

Class R

Year ended September 30, 2023:

Shares sold	212	$3,184

Shares issued in reinvestment of dividends and distributions	116	1,742

Shares purchased	(13,494)	(200,300)

Net increase (decrease) in shares outstanding	(13,166)	$(195,374)

Year ended September 30, 2022:

Shares sold	1,423	$24,791

Shares issued in reinvestment of dividends and distributions	2,811	47,861

Shares purchased	(11,849)	(178,008)

Net increase (decrease) in shares outstanding	(7,615)	$(105,356)

Class Z

Year ended September 30, 2023:

Shares sold	1,322,403	$20,198,499

Shares issued in reinvestment of dividends and distributions	166,626	2,552,920

Shares purchased	(2,431,784)	(36,737,614)

Net increase (decrease) in shares outstanding before conversion	(942,755)	(13,986,195)

Shares issued upon conversion from other share class(es)	180,779	2,708,195

Shares purchased upon conversion into other share class(es)	(18,908)	(290,638)

Net increase (decrease) in shares outstanding	(780,884)	$(11,568,638)

Year ended September 30, 2022:

Shares sold	1,250,576	$20,216,036

Shares issued in reinvestment of dividends and distributions	1,054,436	18,024,293

Shares purchased	(3,535,098)	(58,851,937)

Net increase (decrease) in shares outstanding before conversion	(1,230,086)	(20,611,608)

Shares issued upon conversion from other share class(es)	286,888	4,914,239

Shares purchased upon conversion into other share class(es)	(19,426)	(321,855)

Net increase (decrease) in shares outstanding	(962,624)	$(16,019,224)

PGIM Balanced Fund    125

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class R6

Year ended September 30, 2023:

Shares sold	1,103,799	$16,811,982

Shares issued in reinvestment of dividends and distributions	140,654	2,158,499

Shares purchased	(1,263,543)	(19,184,924)

Net increase (decrease) in shares outstanding before conversion	(19,090)	(214,443)

Shares issued upon conversion from other share class(es)	85,274	1,302,210

Shares purchased upon conversion into other share class(es)	(673)	(10,631)

Net increase (decrease) in shares outstanding	65,511	$1,077,136

Year ended September 30, 2022:

Shares sold	1,620,521	$27,168,490

Shares issued in reinvestment of dividends and distributions	621,165	10,587,957

Shares purchased	(1,202,626)	(19,673,464)

Net increase (decrease) in shares outstanding before conversion	1,039,060	18,082,983

Shares issued upon conversion from other share class(es)	60,461	1,014,196

Shares purchased upon conversion into other share class(es)	(608)	(9,121)

Net increase (decrease) in shares outstanding	1,098,913	$19,088,058

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the SCA.

	Current SCA	Prior SCA

Term of Commitment	9/29/2023 – 9/26/2024	9/30/2022 – 9/28/2023

Total Commitment	$ 1,200,000,000	$ 1,200,000,000

Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended September 30, 2023.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Asset Allocation Risk: PGIM Quantitative Solutions may allocate assets to an asset class that underperforms other classes. For example, the Fund may be overweight in equities when the stock market is falling and the fixed income market is rising. Likewise, the Fund may be overweight in fixed income securities when fixed income markets are falling and the equity markets are rising. Allocations to underperforming or volatile asset classes or other changes in asset allocations could lead to increased volatility in the Fund’s portfolio.

Blend Style Risk: The Fund’s blend investment style may subject the Fund to risks of both value and growth investing. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

PGIM Balanced Fund    127

Notes to Financial Statements (continued)

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund. and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt

PGIM Balanced Fund    129

Notes to Financial Statements (continued)

obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the investments selected by the subadviser may underperform the markets in general, the Fund’s benchmark and other mutual funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Money Market Instruments Risk: The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of those instruments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

PGIM Balanced Fund    131

Notes to Financial Statements (continued)

Small Company Risk: Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, stocks issued by smaller companies may be comparatively less liquid and fluctuate in value more than the stocks of larger, more established companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

U.S. Government and Agency Securities Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Further, the U.S. Government and its agencies, authorities, instrumentalities and enterprises do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate. This may be the case especially when there is any controversy or ongoing uncertainty regarding the status of negotiations in the U.S. Congress to increase the statutory debt ceiling. Such controversy or uncertainty could, among other things, result in the credit quality rating of the U.S. Government being downgraded and reduced prices of U.S. Treasury securities. If the U.S. Congress is unable to negotiate an adjustment to the statutory debt ceiling, there is also the risk that the U.S. Government may default on payments on certain U.S. Government securities, including those held by the Fund, which could have a negative impact on the Fund. An increase in demand for U.S. Government securities resulting from an increase in demand for government money market funds may lead to lower yields on such securities.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

PGIM Balanced Fund    133

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Investment Portfolios, Inc. and Shareholders of PGIM Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Balanced Fund (one of the funds constituting The Prudential Investment Portfolios, Inc., referred to hereafter as the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the four years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the four years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

November 16, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

Tax Information (unaudited)

For the year ended September 30, 2023, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as: 1) qualified dividend income in accordance with Section 854 of the Internal Revenue Code (QDI); 2) eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code (DRD); 3) interest-related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code (IRD); and 4) interest dividends that are eligible to be treated as interest income in accordance with Section 163(j):

Fund	QDI	DRD	IRD	163(j)

PGIM Balanced Fund	52.72%	33.80%	39.09%	54.51%

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2023.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders provided the Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 3.18% of the dividends paid by the Fund qualify for such deduction.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

PGIM Balanced Fund    135

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Balanced Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

		Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 98

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

		Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 95

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

		Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 98

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Balanced Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 98

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 98

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Balanced Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

PGIM Balanced Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Balanced Fund

Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Balanced Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”), PGIM Limited (“PGIML”) and PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM Quantitative Solutions, PGIML and PGIM Fixed Income. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from

1 PGIM Balanced Fund is a series of The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

Approval of Advisory Agreements (continued)

portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIM Quantitative Solutions, PGIML and PGIM Fixed Income, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Quantitative Solutions, PGIML and PGIM Fixed Income. The Board noted that PGIM Quantitative Solutions, PGIML and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, PGIML and PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Quantitative Solutions, PGIML and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions, PGIML and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with

Visit our website at pgim.com/investments

information pertaining to PGIM Investments’, PGIM Quantitative Solutions’, PGIML’s and PGIM Fixed Income’s organizational structures, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Quantitative Solutions, PGIML and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, PGIM Quantitative Solutions, PGIML and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by each of PGIM Quantitative Solutions, PGIML and PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Quantitative Solutions, PGIML and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Balanced Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Quantitative Solutions, PGIML and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions, PGIML PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions, PGIML and PGIM Fixed Income included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Quantitative Solutions, PGIML and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund /Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

Visit our website at pgim.com/investments

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	2nd Quartile	1st Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the ten-year period and underperformed its benchmark index over the one-, three-, and five-year periods.

•	The Board also noted that the Fund outperformed its peer group average for the year-to-date, three-, five- and ten-year periods ended March 31, 2023.

•	The Board considered that the Fund performed in the first or second quartile of its peer group in seven out of the last ten calendar years.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.00% for Class A shares, 0.65% for Class R6 shares, and 1.47% for Class R shares through January 31, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Balanced Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800)225-1852	pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Quantitative Solutions LLC	655 Broad Street 16th Floor Newark, NJ 07102

	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr &Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Balanced Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM BALANCED FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	PIBAX	PABCX	PALRX	PABFX	PIBQX

CUSIP	74437E883	74437E867	74437E636	74437E859	74437E461

MF185E

PGIM JENNISON GROWTH FUND

ANNUAL REPORT

SEPTEMBER 30, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Growth Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined in September when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, equities in both US and international markets posted gains.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds posted small gains for the overall period, while US high yield corporate bonds and emerging-market debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Growth Fund

November 15, 2023

PGIM Jennison Growth Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/2023
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	22.81	9.01	12.75	—

(without sales charges)	29.95	10.25	13.39	—

Class C

(with sales charges)	28.04	9.50	12.61	—

(without sales charges)	29.04	9.50	12.61	—

Class R

(without sales charges)	29.65	10.01	13.15	—

Class Z

(without sales charges)	30.35	10.59	13.73	—

Class R2

(without sales charges)	29.86	10.14	N/A	11.68 (11/28/2017)

Class R4

(without sales charges)	30.16	10.42	N/A	11.96 (11/28/2017)

Class R6

(without sales charges)	30.49	10.71	N/A	13.47 (9/27/2017)

Russell 1000® Growth Index

	27.72	12.42	14.48	—

S&P 500 Index

	21.62	9.92	11.91	—

Average Annual Total Returns as of 9/30/2023 Since Inception (%)
	Class R2, Class R4 (11/28/2017)	Class R6 (9/27/2017)

Russell 1000® Growth Index	13.73	14.62

S&P 500 Index	10.53	11.21

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

4	Visit our website at pgim.com/investments

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2013) and the account values at the end of the current fiscal year (September 30, 2023), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Growth Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None

Shareholder service fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Russell 1000 Growth Index—The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2023 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

6    Visit our website at pgim.com/investments

Presentation of Fund Holdings as of 9/30/23

Ten Largest Holdings	Line of Business	% of Net Assets

NVIDIA Corp.	Semiconductors & Semiconductor Equipment	8.0%

Microsoft Corp.	Software	7.6%

Amazon.com, Inc.	Broadline Retail	7.3%

Tesla, Inc.	Automobiles	4.6%

Apple, Inc.	Technology Hardware, Storage & Peripherals	4.5%

Meta Platforms, Inc. (Class A Stock)	Interactive Media & Services	3.7%

Eli Lilly & Co.	Pharmaceuticals	3.7%

Visa, Inc. (Class A Stock)	Financial Services	3.0%

Mastercard, Inc. (Class A Stock)	Financial Services	3.0%

Advanced Micro Devices, Inc.	Semiconductors & Semiconductor Equipment	2.8%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Growth Fund	7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Jennison Growth Fund’s Class Z shares returned 30.35% in the 12-month reporting period that ended September 30, 2023, outperforming the 27.72% return of the Russell 1000 Growth Index (the Index).

What were the market conditions?

•

The investment backdrop for growth stocks during the reporting period can be divided into three sections. In the last three months of 2022, investors remained uncertain about inflationary pressures and US Federal Reserve (Fed) policy, heightened geopolitical tension, war in Ukraine, and expectations that US economic growth would slow and could enter a recession.

•

In the first six months of 2023, the economy delivered better-than-feared results, with continued—albeit moderating—growth led by resilient consumer spending amid ongoing labor market strength. As inflationary pressures eased, the Fed slowed the pace of monetary tightening, which encouraged investors, as did stronger-than-expected earnings reports. Investors appeared to be surprised that many companies were able to effectively cut their costs and reduce their head counts, enabling them to exceed Wall Street expectations. Growth companies, led by technology, rose sharply.

•

However, during the third quarter of 2023, macroeconomic and political developments stoked investor unease. Threats of a federal government shutdown, strikes at several US automakers, and tensions with China made the path to slower growth and a soft landing appear less smooth or likely. Oil prices moved higher on the back of coordinated supply restraints imposed by the OPEC+ oil-producing nations and a subsequent rebound in gasoline prices. US consumer confidence ticked down, while employment and home prices held firm. The US economy’s ongoing resilience, coupled with higher interest rates, reinvigorated the value of the US dollar, which closed the period near its early-2023 levels.

•

The collapse in March 2023 of Silicon Valley Bank, the 16th-largest US bank by assets, was largely contained. Regulators closed several ailing banks—none of which were held by the Fund—and provided additional bank borrowing facilities and deposit guarantees. However, the underlying issue of asset/liability mismatch on many banks’ balance sheets remained unresolved.

•

Interest in artificial intelligence (AI)—catalyzed by the launch of ChatGPT in late November 2022—continued to grow through the first nine months of 2023. Investors expressed the greatest enthusiasm for companies supplying the foundational components to design, build, and run AI and machine-learning capabilities.

•

Gains in the information technology and communication services sectors outpaced those for the overall Index. The financials, industrials, energy, healthcare, materials, consumer discretionary, and consumer staples sectors advanced but lagged the overall Index. The real estate and utilities sectors lost ground.

8	Visit our website at pgim.com/investments

What worked?

•	In aggregate, security selection contributed positively to relative performance during the reporting period.

•

Positions within the information technology sector were especially strong contributors to the Fund’s relative performance, as select companies posted strong gains in the first half of 2023, following a rough second half of 2022. The rebound reflected both the depressed nature of valuations when the year began and the first signs of upgrades to near- and medium-term revenue and profit expectations from company managements.

•	Stock selection within the healthcare sector was another top driver of relative results.

•	Key positive portfolio contributors included Nvidia Corp., Microsoft Corp., Eli Lilly & Co., Apple, Inc., and Broadcom, Inc.

•

Shares in semiconductor maker Nvidia rose on the company’s growth opportunity as a leading developer of advanced computer chips that support AI development. As the period progressed, the company saw tremendous demand for its products related to accelerated computing and generative AI. Improving supply should sustain revenue growth well into next year.

•

Enterprise software company Microsoft continued to gain share across multiple product lines, while having the advantage of being very well positioned for the AI wave, given the company’s plans to incorporate the technology into existing products, increasing revenue potential.

•

Shares of pharmaceutical company Eli Lilly rose after the company posted strong financial results due to the strength of diabetes/obesity treatments Mounjaro and Trulicity. These products remain tremendous opportunities for Eli Lilly, as do exciting franchises in dermatology, immunology, and oncology that are starting to add meaningfully to growth.

•	Consumer electronics maker Apple continued to demonstrate the power of its ecosystem, which grew to include 2 billion iPhones.

•	Shares in semiconductor manufacturer Broadcom surged on the news the company had entered into two multi-year supply agreements with Apple.

What didn’t work?

•

Sector allocation in the aggregate was the biggest drag on relative results, especially an overweight to consumer discretionary and an underweight to the information technology sector—the latter due to the very large Index weights in Apple and Microsoft.

•	Stock selection within the communication services and consumer discretionary sectors was another significant detractor.

•	Key negative portfolio contributors included Tesla, Inc., Atlassian Corp., CrowdStrike Holdings, Inc., ZoomInfo Inc., and American Tower Corp.

PGIM Jennison Growth Fund	9

Strategy and Performance Overview* (continued)

•

Shares in electric vehicle (EV) maker Tesla fell significantly in the final months of 2022. Economic sensitivity began to weigh on automobile sales, including EVs, which prompted Tesla to make several intra-quarter pricing adjustments. In 2023, however, Tesla’s stock price rebounded as sales hit record levels and attractive valuations attracted buyers. Tesla also achieved a significant breakthrough in its efforts to unify the EV industry around a common charging network infrastructure with the announcement that Ford Motor Co., General Motors Co., and Rivian Automotive Inc. would adopt plug-in compatibility with Tesla’s North American charging network.

•	Jennison eliminated the Fund’s position in project management software provider Atlassian due to a disappointing slowdown in the company’s Cloud revenue.

•

Cybersecurity company CrowdStrike provides cloud-delivered protection of endpoints, cloud workloads, identity, and data via a software-as-a-service (SaaS) subscription-based model. Shares declined during the first three months of the period as the company experienced longer-than-expected sales cycles, especially for larger deals, as well some concerns about slowing capital spending. Later in the period, shares recovered on improved fundamentals and ongoing positive guidance.

•	Jennison sold the Fund’s position in ZoomInfo early in the year, following the release of disappointing organic bookings growth and lowered expectations for 2023.

•

Shares of telecom real estate investment trust (REIT) American Tower fell early in 2023 due, in part, to a market rotation away from the more defensive stocks within the secular growth ecosystem. The tower industry has high barriers to entry and fairly predictable earnings streams. Jennison believes the industry is well-positioned for what we expect will be several years of increased spending by US carriers.

Current outlook

•

Sentiment in the near term is clouded by uncertainties due to—but not limited to—repeated threats of a government shutdown, auto strikes, the restart of student loan repayments, and the lagged effect on financing costs and spending intentions of interest rates at 15-year highs. These impediments will likely weigh on economic growth into year-end and deepen the deceleration that Jennison has been anticipating since 2023 began.

•

US consumers, with less robust prospects overall, are beginning to show stress—primarily at lower income levels. Overall, a healthy employment backdrop and residential real estate strength, which bolsters net worth, are variables that point to a moderate slowdown. The portfolio holdings related most directly to consumer spending remain tightly focused on leading brands, retailers, and service providers that are best-positioned to take wallet share and grow revenues and profits on a multi-year basis.

•

Technology spending trends have turned to cost optimization, rationalization of past customer investments to drive efficiencies, and headcount reductions. Now more than a year into this environment, Jennison expects to see greater stability in spending activity and investment intentions moving into 2024. The broad categories

10	Visit our website at pgim.com/investments

of cloud adoption, data mining and analytics, and the still-nascent development and adoption of generative AI capabilities remain at the forefront of longer-term investment plans across a wide range of industries.

•

Jennison remains vigilant in evaluating the investment landscape against a mixed backdrop. It is important to emphasize that slowing growth is a feature, but not the defining factor, which will influence the performance and financial results of investments over the Fund’s longer-term investment horizon. The ability to innovate, invest, and grow through variable macroeconomic environments supports Jennison’s belief in the ability of the Fund to generate above-average returns.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Jennison Growth Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

12	Visit our website at pgim.com/investments

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Growth Fund		Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,110.10	1.01%	$5.34

	Hypothetical	$1,000.00	$1,020.00	1.01%	$5.11

Class C	Actual	$1,000.00	$1,106.10	1.69%	$8.92

	Hypothetical	$1,000.00	$1,016.60	1.69%	$8.54

Class R	Actual	$1,000.00	$1,108.60	1.21%	$6.40

	Hypothetical	$1,000.00	$1,019.00	1.21%	$6.12

Class Z	Actual	$1,000.00	$1,111.70	0.68%	$3.60

	Hypothetical	$1,000.00	$1,021.66	0.68%	$3.45

Class R2	Actual	$1,000.00	$1,109.70	1.10%	$5.82

	Hypothetical	$1,000.00	$1,019.55	1.10%	$5.57

Class R4	Actual	$1,000.00	$1,110.80	0.85%	$4.50

	Hypothetical	$1,000.00	$1,020.81	0.85%	$4.31

Class R6	Actual	$1,000.00	$1,112.20	0.58%	$3.07

	Hypothetical	$1,000.00	$1,022.16	0.58%	$2.94

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2023, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Growth Fund	13

Schedule of Investments

as of September 30, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 99.1%

COMMON STOCKS 98.5%

Automobile Components 0.3%

Mobileye Global, Inc. (Israel) (Class A Stock)*(a)	442,742	$18,395,930

Automobiles 4.6%

Tesla, Inc.*	1,166,156	291,795,554

Biotechnology 1.6%

Argenx SE (Netherlands), ADR*	62,044	30,502,691

Vertex Pharmaceuticals, Inc.*	196,824	68,443,578

		98,946,269

Broadline Retail 9.0%

Amazon.com, Inc.*	3,592,687	456,702,372
MercadoLibre, Inc. (Brazil)*	84,805	107,522,563

		564,224,935

Capital Markets 1.9%

Goldman Sachs Group, Inc. (The)	148,164	47,941,426
Moody’s Corp.	197,170	62,339,239
S&P Global, Inc.	31,425	11,483,009

		121,763,674

Consumer Staples Distribution & Retail 2.1%

Costco Wholesale Corp.	230,473	130,208,026

Entertainment 1.5%

Netflix, Inc.*	255,905	96,629,728

Financial Services 6.0%

Mastercard, Inc. (Class A Stock)	470,407	186,238,835
Visa, Inc. (Class A Stock)(a)	817,108	187,943,011

		374,181,846

Ground Transportation 2.2%

Uber Technologies, Inc.*	2,950,266	135,682,733

See Notes to Financial Statements.

PGIM Jennison Growth Fund    15

Schedule of Investments (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies 1.8%

Dexcom, Inc.*	319,787	$29,836,127

Intuitive Surgical, Inc.*	275,905	80,644,273

		110,480,400

Health Care Providers & Services 1.0%

UnitedHealth Group, Inc.	130,088	65,589,069

Hotels, Restaurants & Leisure 2.4%

Airbnb, Inc. (Class A Stock)*	504,661	69,244,536

Chipotle Mexican Grill, Inc.*	18,499	33,887,023

Marriott International, Inc. (Class A Stock)	238,532	46,885,850

		150,017,409

Interactive Media & Services 8.7%

Alphabet, Inc. (Class A Stock)*	1,181,010	154,546,969

Alphabet, Inc. (Class C Stock)*	1,183,719	156,073,350

Meta Platforms, Inc. (Class A Stock)*	778,591	233,740,804

		544,361,123

IT Services 2.3%

MongoDB, Inc.*	201,220	69,593,949

Snowflake, Inc. (Class A Stock)*	474,179	72,440,326

		142,034,275

Media 0.6%

Trade Desk, Inc. (The) (Class A Stock)*	461,583	36,072,711

Personal Care Products 1.0%

L’Oreal SA (France)	155,878	64,597,730

Pharmaceuticals 7.4%

AstraZeneca PLC (United Kingdom), ADR	1,276,490	86,443,903

Eli Lilly & Co.	434,876	233,584,946

Novo Nordisk A/S (Denmark), ADR	1,581,350	143,807,969

		463,836,818

Semiconductors & Semiconductor Equipment 14.8%

Advanced Micro Devices, Inc.*	1,736,784	178,576,131

ARM Holdings PLC, ADR*(a)	459,280	24,580,666

ASML Holding NV (Netherlands)	81,926	48,226,559

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)

Broadcom, Inc.	176,245	$146,385,572

Micron Technology, Inc.	454,141	30,895,212

NVIDIA Corp.	1,157,981	503,710,155

		932,374,295

Software 15.3%

Adobe, Inc.*	212,834	108,524,058

Cadence Design Systems, Inc.*	328,124	76,879,453

Crowdstrike Holdings, Inc. (Class A Stock)*	311,199	52,088,489

HubSpot, Inc.*	38,702	19,060,735

Microsoft Corp.	1,516,156	478,726,257

Salesforce, Inc.*	603,745	122,427,411

ServiceNow, Inc.*	182,371	101,938,094

		959,644,497

Specialized REITs 0.8%

American Tower Corp.	325,860	53,587,677

Specialty Retail 4.1%

Home Depot, Inc. (The)	241,980	73,116,677

O’Reilly Automotive, Inc.*	82,750	75,208,165

TJX Cos., Inc. (The)	778,431	69,186,947

Ulta Beauty, Inc.*	102,381	40,896,091

		258,407,880

Technology Hardware, Storage & Peripherals 4.5%

Apple, Inc.	1,671,614	286,197,033

Textiles, Apparel & Luxury Goods 4.6%

Lululemon Athletica, Inc.*	292,344	112,730,770

LVMH Moet Hennessy Louis Vuitton SE (France)	164,503	124,171,908

NIKE, Inc. (Class B Stock)	531,527	50,824,612

		287,727,290

TOTAL COMMON STOCKS (cost $3,025,790,118)		6,186,756,902

See Notes to Financial Statements.

PGIM Jennison Growth Fund    17

Schedule of Investments (continued)

as of September 30, 2023

Description	Shares	Value

PREFERRED STOCK 0.6%

Automobiles
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC), 144A (cost $38,323,821)	414,098	$38,853,617

TOTAL LONG-TERM INVESTMENTS (cost $3,064,113,939)		6,225,610,519

SHORT-TERM INVESTMENTS 3.8%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	22,686,269	22,686,269
PGIM Institutional Money Market Fund (cost $212,131,465; includes $211,069,564 of cash collateral for securities on loan)(b)(wb)	212,398,150	212,270,711

TOTAL SHORT-TERM INVESTMENTS (cost $234,817,734)		234,956,980

TOTAL INVESTMENTS 102.9% (cost $3,298,931,673)		6,460,567,499
Liabilities in excess of other assets (2.9)%		(180,571,224)

NET ASSETS 100.0%		$6,279,996,275

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

PRFC—Preference Shares

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $205,783,213; cash collateral of $211,069,564 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

18

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Automobile Components	$18,395,930	$—	$—
Automobiles	291,795,554	—	—
Biotechnology	98,946,269	—	—
Broadline Retail	564,224,935	—	—
Capital Markets	121,763,674	—	—
Consumer Staples Distribution & Retail	130,208,026	—	—
Entertainment	96,629,728	—	—
Financial Services	374,181,846	—	—
Ground Transportation	135,682,733	—	—
Health Care Equipment & Supplies	110,480,400	—	—
Health Care Providers & Services	65,589,069	—	—
Hotels, Restaurants & Leisure	150,017,409	—	—
Interactive Media & Services	544,361,123	—	—
IT Services	142,034,275	—	—
Media	36,072,711	—	—
Personal Care Products	—	64,597,730	—
Pharmaceuticals	463,836,818	—	—
Semiconductors & Semiconductor Equipment	932,374,295	—	—
Software	959,644,497	—	—
Specialized REITs	53,587,677	—	—
Specialty Retail	258,407,880	—	—
Technology Hardware, Storage & Peripherals	286,197,033	—	—
Textiles, Apparel & Luxury Goods	163,555,382	124,171,908	—
Preferred Stock
Automobiles	—	38,853,617	—
Short-Term Investments
Affiliated Mutual Funds	234,956,980	—	—

Total	$6,232,944,244	$227,623,255	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2023 were as follows:

Software	15.3%
Semiconductors & Semiconductor Equipment	14.8
Broadline Retail	9.0

Interactive Media & Services	8.7%
Pharmaceuticals	7.4
Financial Services	6.0

See Notes to Financial Statements.

PGIM Jennison Growth Fund    19

Schedule of Investments (continued)

as of September 30, 2023

Industry Classification (continued):

Automobiles	5.2%
Textiles, Apparel & Luxury Goods	4.6
Technology Hardware, Storage & Peripherals	4.5
Specialty Retail	4.1
Affiliated Mutual Funds (3.4% represents investments purchased with collateral from securities on loan)	3.8
Hotels, Restaurants & Leisure	2.4
IT Services	2.3
Ground Transportation	2.2
Consumer Staples Distribution & Retail	2.1
Capital Markets	1.9
Health Care Equipment & Supplies	1.8

Biotechnology	1.6%
Entertainment	1.5
Health Care Providers & Services	1.0
Personal Care Products	1.0
Specialized REITs	0.8
Media	0.6
Automobile Components	0.3

102.9
Liabilities in excess of other assets	(2.9)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$205,783,213	$(205,783,213)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

20

Statement of Assets and Liabilities

as of September 30, 2023

Assets
Investments at value, including securities on loan of $205,783,213:
Unaffiliated investments (cost $3,064,113,939)	$6,225,610,519
Affiliated investments (cost $234,817,734)	234,956,980
Receivable for investments sold	34,192,263
Receivable for Fund shares sold	5,669,833
Tax reclaim receivable	617,655
Dividends and interest receivable	142,956
Prepaid expenses	29,252

Total Assets	6,501,219,458

Liabilities
Payable to broker for collateral for securities on loan	211,069,564
Payable for Fund shares purchased	3,989,264
Management fee payable	3,000,405
Accrued expenses and other liabilities	1,869,861
Payable for investments purchased	572,808
Distribution fee payable	565,583
Affiliated transfer agent fee payable	155,648
Directors’ fees payable	50

Total Liabilities	221,223,183

Net Assets	$6,279,996,275

Net assets were comprised of:
Common stock, at par	$123,545
Paid-in capital in excess of par	2,721,088,717
Total distributable earnings (loss)	3,558,784,013

Net assets, September 30, 2023	$6,279,996,275

See Notes to Financial Statements.

PGIM Jennison Growth Fund    21

Statement of Assets and Liabilities

as of September 30, 2023

Class A
Net asset value and redemption price per share, ($1,484,562,705 ÷ 31,388,130 shares of common stock issued and outstanding)	$47.30
Maximum sales charge (5.50% of offering price)	2.75

Maximum offering price to public	$50.05

Class C
Net asset value, offering price and redemption price per share, ($99,388,579 ÷ 3,096,154 shares of common stock issued and outstanding)	$32.10

Class R
Net asset value, offering price and redemption price per share, ($229,495,824 ÷ 5,996,529 shares of common stock issued and outstanding)	$38.27

Class Z
Net asset value, offering price and redemption price per share, ($2,937,775,294 ÷ 54,760,633 shares of common stock issued and outstanding)	$53.65

Class R2
Net asset value, offering price and redemption price per share, ($1,266,849 ÷ 24,277 shares of common stock issued and outstanding)	$52.18

Class R4
Net asset value, offering price and redemption price per share, ($15,780,085 ÷ 297,013 shares of common stock issued and outstanding)	$53.13

Class R6
Net asset value, offering price and redemption price per share, ($1,511,726,939 ÷ 27,982,092 shares of common stock issued and outstanding)	$54.02

See Notes to Financial Statements.

22

Statement of Operations

Year Ended September 30, 2023

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $912,987 foreign withholding tax)	$37,057,640
Affiliated dividend income	1,034,345
Income from securities lending, net (including affiliated income of $707,255)	707,861

Total income	38,799,846

Expenses
Management fee	32,334,798
Distribution fee(a)	6,983,598
Shareholder servicing fees(a)	18,487
Transfer agent’s fees and expenses (including affiliated expense of $829,679)(a)	5,383,152
Custodian and accounting fees	311,869
Shareholders’ reports	227,945
Registration fees(a)	148,320
Directors’ fees	92,209
Professional fees	89,427
Audit fee	24,910
Miscellaneous	178,441

Total expenses	45,793,156
Less: Fee waiver and/or expense reimbursement(a)	(10,630)
Distribution fee waiver(a)	(587,279)

Net expenses	45,195,247

Net investment income (loss)	(6,395,401)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $64,065)	456,568,042
Foreign currency transactions	(36,622)

456,531,420

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $17,442)	1,025,373,046
Foreign currencies	148,554

1,025,521,600

Net gain (loss) on investment and foreign currency transactions	1,482,053,020

Net Increase (Decrease) In Net Assets Resulting From Operations	$1,475,657,619

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	4,233,822	980,626	1,761,838	—	7,312	—	—
Shareholder servicing fees	—	—	—	—	2,925	15,562	—
Transfer agent’s fees and expenses	1,855,368	108,402	313,763	3,067,714	5,382	24,437	8,086
Registration fees	35,044	15,214	9,922	42,014	6,678	5,578	33,870
Fee waiver and/or expense reimbursement	—	—	—	—	(7,049)	(3,581)	—
Distribution fee waiver	—	—	(587,279)	—	—	—	—

See Notes to Financial Statements.

PGIM Jennison Growth Fund    23

Statements of Changes in Net Assets

	Year Ended September 30,

	2023	2022

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(6,395,401)	$(23,094,123)
Net realized gain (loss) on investment and foreign currency transactions	456,531,420	193,970,321
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,025,521,600	(2,949,366,926)

Net increase (decrease) in net assets resulting from operations	1,475,657,619	(2,778,490,728)

Dividends and Distributions
Distributions from distributable earnings
Class A	(33,330,006)	(280,939,495)
Class C	(3,483,621)	(31,630,818)
Class R	(6,850,731)	(53,351,055)
Class Z	(58,070,492)	(550,612,131)
Class R2	(109,679)	(811,837)
Class R4	(311,583)	(3,344,480)
Class R6	(22,191,684)	(145,532,237)

	(124,347,796)	(1,066,222,053)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	1,193,006,831	1,433,891,050
Net asset value of shares issued in reinvestment of dividends and distributions	114,468,735	981,630,936
Cost of shares purchased	(1,476,921,234)	(1,936,395,564)

Net increase (decrease) in net assets from Fund share transactions	(169,445,668)	479,126,422

Total increase (decrease)	1,181,864,155	(3,365,586,359)

Net Assets:

Beginning of year	5,098,132,120	8,463,718,479

End of year	$6,279,996,275	$5,098,132,120

See Notes to Financial Statements.

24

Financial Highlights

Class A Shares
	Year Ended September 30,

	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$37.36	$64.97	$57.22	$39.94	$42.79
Income (loss) from investment operations:
Net investment income (loss)	(0.14)	(0.27)	(0.40)	(0.21)	(0.09)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	11.08	(18.61)	13.46	20.86	(0.71)
Total from investment operations	10.94	(18.88)	13.06	20.65	(0.80)
Less Dividends and Distributions:
Distributions from net realized gains	(1.00)	(8.73)	(5.31)	(3.37)	(2.05)
Net asset value, end of year	$47.30	$37.36	$64.97	$57.22	$39.94
Total Return(b):	29.95%	(34.17)%	24.17%	55.32%	(1.25)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,484,563	$1,277,205	$2,112,035	$1,816,527	$1,266,661
Average net assets (000)	$1,411,274	$1,753,612	$2,031,924	$1,454,874	$1,257,759
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.01%	0.99%	0.97%	1.00%	1.03%
Expenses before waivers and/or expense reimbursement	1.01%	0.99%	0.97%	1.00%	1.03%
Net investment income (loss)	(0.34)%	(0.53)%	(0.65)%	(0.46)%	(0.24)%
Portfolio turnover rate(d)	37%	35%	46%	49%	43%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund    25

Financial Highlights (continued)

Class C Shares
	Year Ended September 30,

	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$25.84	$47.75	$43.62	$31.38	$34.34
Income (loss) from investment operations:
Net investment income (loss)	(0.30)	(0.43)	(0.61)	(0.39)	(0.27)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	7.56	(12.75)	10.05	16.00	(0.64)
Total from investment operations	7.26	(13.18)	9.44	15.61	(0.91)
Less Dividends and Distributions:
Distributions from net realized gains	(1.00)	(8.73)	(5.31)	(3.37)	(2.05)
Net asset value, end of year	$32.10	$25.84	$47.75	$43.62	$31.38
Total Return(b):	29.04%	(34.61)%	23.33%	54.27%	(1.92)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$99,389	$96,604	$175,778	$165,724	$119,260
Average net assets (000)	$98,063	$140,735	$175,013	$135,568	$145,286
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.71%	1.68%	1.66%	1.68%	1.70%
Expenses before waivers and/or expense reimbursement	1.71%	1.68%	1.66%	1.68%	1.70%
Net investment income (loss)	(1.03)%	(1.22)%	(1.33)%	(1.13)%	(0.89)%
Portfolio turnover rate(d)	37%	35%	46%	49%	43%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class R Shares

	Year Ended September 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$30.48	$54.62	$48.99	$34.71	$37.57
Income (loss) from investment operations:
Net investment income (loss)	(0.19)	(0.31)	(0.46)	(0.25)	(0.15)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	8.98	(15.10)	11.40	17.90	(0.66)
Total from investment operations	8.79	(15.41)	10.94	17.65	(0.81)
Less Dividends and Distributions:
Distributions from net realized gains	(1.00)	(8.73)	(5.31)	(3.37)	(2.05)
Net asset value, end of year	$38.27	$30.48	$54.62	$48.99	$34.71
Total Return(b):	29.65%	(34.30)%	23.88%	54.99%	(1.46)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$229,496	$214,699	$340,339	$300,323	$266,084
Average net assets (000)	$234,912	$285,127	$334,043	$278,701	$282,917
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.22%	1.21%	1.21%	1.21%	1.23%
Expenses before waivers and/or expense reimbursement	1.47%	1.46%	1.46%	1.46%	1.48%
Net investment income (loss)	(0.54)%	(0.75)%	(0.88)%	(0.66)%	(0.43)%
Portfolio turnover rate(d)	37%	35%	46%	49%	43%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund    27

Financial Highlights (continued)

Class Z Shares
	Year Ended September 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$42.12	$71.99	$62.71	$43.34	$46.12
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.13)	(0.25)	(0.07)	0.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	12.54	(21.01)	14.84	22.81	(0.75)
Total from investment operations	12.53	(21.14)	14.59	22.74	(0.71)
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	-	(0.02)
Distributions from net realized gains	(1.00)	(8.73)	(5.31)	(3.37)	(2.05)
Total dividends and distributions	(1.00)	(8.73)	(5.31)	(3.37)	(2.07)
Net asset value, end of year	$53.65	$42.12	$71.99	$62.71	$43.34
Total Return(b):	30.35%	(33.95)%	24.51%	55.83%	(0.95)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,937,775	$2,511,302	$4,578,256	$4,149,643	$3,028,962
Average net assets (000)	$2,749,757	$3,714,344	$4,536,203	$3,436,278	$3,237,702
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.69%	0.69%	0.69%	0.69%	0.71%
Expenses before waivers and/or expense reimbursement	0.69%	0.69%	0.69%	0.69%	0.71%
Net investment income (loss)	(0.02)%	(0.23)%	(0.36)%	(0.15)%	0.09%
Portfolio turnover rate(d)	37%	35%	46%	49%	43%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Class R2 Shares
	Year Ended September 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$41.16	$70.81	$61.99	$43.05	$45.99
Income (loss) from investment operations:
Net investment income (loss)	(0.16)	(0.35)	(0.52)	(0.27)	(0.14)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	12.18	(20.57)	14.65	22.58	(0.75)
Total from investment operations	12.02	(20.92)	14.13	22.31	(0.89)
Less Dividends and Distributions:
Distributions from net realized gains	(1.00)	(8.73)	(5.31)	(3.37)	(2.05)
Net asset value, end of year	$52.18	$41.16	$70.81	$61.99	$43.05
Total Return(b):	29.86%	(34.23)%	24.00%	55.19%	(1.37)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,267	$4,516	$6,175	$4,534	$3,084
Average net assets (000)	$2,925	$5,804	$5,521	$3,663	$5,033
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses before waivers and/or expense reimbursement	1.34%	1.21%	1.24%	1.45%	1.41%
Net investment income (loss)	(0.37)%	(0.63)%	(0.78)%	(0.56)%	(0.33)%
Portfolio turnover rate(d)	37%	35%	46%	49%	43%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund    29

Financial Highlights (continued)

Class R4 Shares

	Year Ended September 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$41.78	$71.59	$62.48	$43.26	$46.08
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.22)	(0.37)	(0.15)	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	12.43	(20.86)	14.79	22.74	(0.74)
Total from investment operations	12.35	(21.08)	14.42	22.59	(0.77)
Less Dividends and Distributions:
Distributions from net realized gains	(1.00)	(8.73)	(5.31)	(3.37)	(2.05)
Net asset value, end of year	$53.13	$41.78	$71.59	$62.48	$43.26
Total Return(b):	30.16%	(34.07)%	24.30%	55.59%	(1.09)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$15,780	$16,676	$27,267	$6,840	$3,969
Average net assets (000)	$15,562	$22,892	$11,773	$4,883	$4,125
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses before waivers and/or expense reimbursement	0.87%	0.88%	0.85%	1.12%	1.22%
Net investment income (loss)	(0.17)%	(0.39)%	(0.52)%	(0.31)%	(0.06)%
Portfolio turnover rate(d)	37%	35%	46%	49%	43%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

30

Class R6 Shares
	Year Ended September 30,
	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$42.36	$72.29	$62.87	$43.41	$46.19
Income (loss) from investment operations:
Net investment income (loss)	0.04 (b)	(0.06)	(0.18)	(0.02)	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	12.62	(21.14)	14.91	22.85	(0.75)
Total from investment operations	12.66	(21.20)	14.73	22.83	(0.67)
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	-	(0.06)
Distributions from net realized gains	(1.00)	(8.73)	(5.31)	(3.37)	(2.05)
Total dividends and distributions	(1.00)	(8.73)	(5.31)	(3.37)	(2.11)
Net asset value, end of year	$54.02	$42.36	$72.29	$62.87	$43.41
Total Return(c):	30.49%	(33.88)%	24.64%	55.98%	(0.83)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,511,727	$977,130	$1,223,868	$609,443	$349,897
Average net assets (000)	$1,216,561	$1,183,306	$951,504	$427,945	$205,755
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.58%	0.58%	0.57%	0.58%	0.59%
Expenses before waivers and/or expense reimbursement	0.58%	0.58%	0.57%	0.58%	0.59%
Net investment income (loss)	0.09%	(0.10)%	(0.26)%	(0.04)%	0.19%
Portfolio turnover rate(e)	37%	35%	46%	49%	43%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund    31

Notes to Financial Statements

1.    Organization

The Prudential Investment Portfolios, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Growth Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to achieve long-term growth of capital.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

32

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

PGIM Jennison Growth Fund    33

Notes to Financial Statements (continued)

comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such

34

mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or

PGIM Jennison Growth Fund    35

Notes to Financial Statements (continued)

loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

36

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “Subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended September 30, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.60% of average daily net assets up to and including $300 million;	0.56%
0.575% on next $2.7 billion of average daily net assets
0.55% on the average daily net asset over $3 billion

The Manager has contractually agreed, through January 31, 2025, to limit certain operating expenses and/or to limit total annual operating expenses after fee waivers and/or expense reimbursements. The contractual waiver and expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
R	—
Z	—
R2	1.10	*
R4	0.85	*
R6	0.60

*Expense limitation applicable only to blue sky fees, shareholder service fee, and transfer agency expenses (including sub-transfer agency and networking fees).

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and

PGIM Jennison Growth Fund    37

Notes to Financial Statements (continued)

Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through January 31, 2025 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Fund’s annual gross and net distribution rates and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee
A	0.30%	0.30%	N/A	%
C	1.00	1.00	N/A
R	0.75	0.50	N/A
Z	N/A	N/A	N/A
R2	0.25	0.25	0.10
R4	N/A	N/A	0.10
R6	N/A	N/A	N/A

For the year ended September 30, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$864,168	$1,802
C	—	11,691

PGIM Investments, PIMS, PMFS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

38

4.    Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that, subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended September 30, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended September 30, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$2,116,116,451	$2,461,878,497

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended September 30, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$ —	$ 717,101,742	$ 694,415,473	$ —	$ —	$ 22,686,269	22,686,269	$1,034,345

PGIM Jennison Growth Fund    39

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Institutional Money Market Fund(1)(b)(wb)
$211,699,967	$3,592,321,950	$3,591,832,713	$17,442	$64,065	$212,270,711	212,398,150	$707,255	(2)
$211,699,967	$4,309,423,692	$4,286,248,186	$17,442	$64,065	$234,956,980		$1,741,600

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par for the Fund. The adjustments were due to a net operating loss.

For the year ended September 30, 2023, the adjustments were as follows:

Total Distributable Earnings (Loss)	Paid-in Capital in Excess of Par
$12,252,153	$(12,252,153)

For the year ended September 30, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$—	$124,347,796	$—	$124,347,796

For the year ended September 30, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$20,080,985	$1,046,141,068	$—	$1,066,222,053

40

For the year ended September 30, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$—	$450,418,544

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$3,345,956,387	$3,252,417,668	$(137,806,556)	$3,114,611,112

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

The Fund elected to treat the below approximated losses as having been incurred in the following fiscal year (September 30, 2024).

Qualified Late-Year Losses	Post-October Capital Losses
$6,231,000	$—

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2023 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

PGIM Jennison Growth Fund    41

Notes to Financial Statements (continued)

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 6,625,000,000 shares of common stock at $0.001 par value per share, 1,897,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	125,000,000
B	2,000,000
C	25,000,000
R	220,000,000
Z	825,000,000
T	50,000,000
R2	125,000,000
R4	250,000,000
R6	275,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of September 30, 2023, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
Z	23,740	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	5	49.0

42

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended September 30, 2023:
Shares sold	1,700,644	$72,653,005
Shares issued in reinvestment of dividends and distributions	858,634	32,370,492
Shares purchased	(5,192,104)	(220,403,451)
Net increase (decrease) in shares outstanding before conversion	(2,632,826)	(115,379,954)
Shares issued upon conversion from other share class(es)	345,778	14,846,455
Shares purchased upon conversion into other share class(es)	(507,516)	(22,562,851)
Net increase (decrease) in shares outstanding	(2,794,564)	$(123,096,350)

Year ended September 30, 2022:
Shares sold	2,518,893	$125,549,488
Shares issued in reinvestment of dividends and distributions	4,512,099	271,808,819
Shares purchased	(5,613,880)	(277,498,540)
Net increase (decrease) in shares outstanding before conversion	1,417,112	119,859,767
Shares issued upon conversion from other share class(es)	562,485	26,831,881
Shares purchased upon conversion into other share class(es)	(306,289)	(15,692,564)
Net increase (decrease) in shares outstanding	1,673,308	$130,999,084

Class C
Year ended September 30, 2023:
Shares sold	399,630	$11,831,360
Shares issued in reinvestment of dividends and distributions	132,693	3,414,199
Shares purchased	(771,379)	(21,716,430)
Net increase (decrease) in shares outstanding before conversion	(239,056)	(6,470,871)
Shares purchased upon conversion into other share class(es)	(403,198)	(11,774,524)
Net increase (decrease) in shares outstanding	(642,254)	$(18,245,395)

Year ended September 30, 2022:
Shares sold	484,360	$17,229,035
Shares issued in reinvestment of dividends and distributions	735,280	30,800,876
Shares purchased	(790,483)	(26,800,468)
Net increase (decrease) in shares outstanding before conversion	429,157	21,229,443
Shares issued upon conversion from other share class(es)	459	21,948
Shares purchased upon conversion into other share class(es)	(372,474)	(13,363,708)
Net increase (decrease) in shares outstanding	57,142	$7,887,683

PGIM Jennison Growth Fund    43

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Class R
Year ended September 30, 2023:
Shares sold	661,303	$20,332,297
Shares issued in reinvestment of dividends and distributions	224,105	6,848,640
Shares purchased	(1,932,768)	(68,255,844)
Net increase (decrease) in shares outstanding before conversion	(1,047,360)	(41,074,907)
Shares purchased upon conversion into other share class(es)	(481)	(15,871)
Net increase (decrease) in shares outstanding	(1,047,841)	$(41,090,778)

Year ended September 30, 2022:
Shares sold	1,118,410	$40,186,734
Shares issued in reinvestment of dividends and distributions	1,082,946	53,302,609
Shares purchased	(1,387,975)	(55,041,083)
Net increase (decrease) in shares outstanding before conversion	813,381	38,448,260
Shares purchased upon conversion into other share class(es)	(308)	(15,701)
Net increase (decrease) in shares outstanding	813,073	$38,432,559

Class Z
Year ended September 30, 2023:
Shares sold	11,971,624	$581,284,236
Shares issued in reinvestment of dividends and distributions	1,250,305	53,325,489
Shares purchased	(18,130,588)	(864,325,328)
Net increase (decrease) in shares outstanding before conversion	(4,908,659)	(229,715,603)
Shares issued upon conversion from other share class(es)	316,262	15,128,984
Shares purchased upon conversion into other share class(es)	(270,350)	(13,509,114)
Net increase (decrease) in shares outstanding	(4,862,747)	$(228,095,733)

Year ended September 30, 2022:
Shares sold	12,560,769	$698,009,778
Shares issued in reinvestment of dividends and distributions	7,292,571	493,998,764
Shares purchased	(23,824,334)	(1,279,165,787)
Net increase (decrease) in shares outstanding before conversion	(3,970,994)	(87,157,245)
Shares issued upon conversion from other share class(es)	333,549	19,165,538
Shares purchased upon conversion into other share class(es)	(332,945)	(17,096,518)
Net increase (decrease) in shares outstanding	(3,970,390)	$(85,088,225)

44

Share Class	Shares	Amount

Class R2
Year ended September 30, 2023:
Shares sold	17,971	$907,809
Shares issued in reinvestment of dividends and distributions	2,635	109,679
Shares purchased	(106,036)	(4,971,735)
Net increase (decrease) in shares outstanding	(85,430)	$(3,954,247)

Year ended September 30, 2022:
Shares sold	26,851	$1,519,972
Shares issued in reinvestment of dividends and distributions	12,223	811,837
Shares purchased	(16,568)	(850,236)
Net increase (decrease) in shares outstanding	22,506	$1,481,573

Class R4
Year ended September 30, 2023:
Shares sold	18,448	$890,718
Shares issued in reinvestment of dividends and distributions	6,953	294,128
Shares purchased	(127,491)	(5,803,545)
Net increase (decrease) in shares outstanding	(102,090)	$(4,618,699)

Year ended September 30, 2022:
Shares sold	43,081	$2,585,918
Shares issued in reinvestment of dividends and distributions	39,077	2,629,896
Shares purchased	(63,921)	(3,463,260)
Net increase (decrease) in shares outstanding	18,237	$1,752,554

Class R6
Year ended September 30, 2023:
Shares sold	10,082,656	$505,107,406
Shares issued in reinvestment of dividends and distributions	421,857	18,106,108
Shares purchased	(5,926,649)	(291,444,901)
Net increase (decrease) in shares outstanding before conversion	4,577,864	231,768,613
Shares issued upon conversion from other share class(es)	338,919	17,932,684
Shares purchased upon conversion into other share class(es)	(809)	(45,763)
Net increase (decrease) in shares outstanding	4,915,974	$249,655,534

PGIM Jennison Growth Fund    45

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended September 30, 2022:
Shares sold	9,514,430	$548,810,125
Shares issued in reinvestment of dividends and distributions	1,884,503	128,278,135
Shares purchased	(5,267,568)	(293,576,190)
Net increase (decrease) in shares outstanding before conversion	6,131,365	383,512,070
Shares issued upon conversion from other share class(es)	5,389	253,670
Shares purchased upon conversion into other share class(es)	(1,763)	(104,546)
Net increase (decrease) in shares outstanding	6,134,991	$383,661,194

8.    Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended September 30, 2023. The average daily balance for the 25 days that the Fund had loans outstanding during the period was approximately $6,128,200, borrowed at a weighted average interest rate of 4.91%. The maximum loan outstanding amount during the period was $42,431,000. At September 30,

46

2023, the Fund did not have an outstanding loan amount.

9.    Risks of Investing in the Fund

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns. Since the Fund follows a

PGIM Jennison Growth Fund    47

Notes to Financial Statements (continued)

growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table of the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability

48

in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

10.  Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

PGIM Jennison Growth Fund    49

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Investment Portfolios, Inc. and Shareholders of PGIM Jennison Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Growth Fund (one of the funds constituting The Prudential Investment Portfolios, Inc., referred to hereafter as the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the four years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the four years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

November 16, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

50

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2023, the Fund reported the maximum amount allowed per share, but not less than $1.00 for Class A, C, R, Z, R2, R4 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2023.

PGIM Jennison Growth Fund    51

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 98	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98	Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 98	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 98	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 98	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Jennison Growth Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Andrew Donohue 1972 Chief Compliance Officer	Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).	Since May 2023

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Chief Financial Officer	Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

PGIM Jennison Growth Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.	Since October 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.	Since April 2014

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.	Since October 2019

Robert W. McCormack 1973 Assistant Treasurer	Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).	Since March 2023

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Growth Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Growth Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1PGIM Jennison Growth Fund is a series of The Prudential Investment Portfolios, Inc.

PGIM Jennison Growth Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, including investment research and security selection, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Visit our website at pgim.com/investments

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds, and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that

PGIM Jennison Growth Fund

Approval of Advisory Agreements (continued)

the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to evaluate performance, and the Peer Group, which was used to evaluate expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	3rd Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.

•

The Board noted PGIM Investments’ assertions that the Fund’s exposure to secular growth stocks was out of favor, but they remain encouraged by the Fund’s strong performance versus peers over the 10-year period.

Visit our website at pgim.com/investments

•	The Board also considered that the Fund outperformed its peer group average for the three-, five- and ten-year periods ended March 31, 2023.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 0.60% of average daily net assets for Class R6 shares through January 31, 2024.

•

The Board and PGIM Investments also agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees to the extent that such fees cause annual operating expenses to exceed 1.10% for Class R2 shares and 0.85% for Class R4 shares through January 31, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Growth Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Chief Financial Officer • Claudia DiGiacomo, Chief Legal Officer • Andrew Donohue, Chief Compliance Officer • Russ Shupak, Treasurer and Principal Accounting Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer • Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 534432 Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Growth Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GROWTH FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	PJFAX	PJFCX	PJGRX	PJFZX	PJFOX	PJFPX	PJFQX

CUSIP	74437E107	74437E305	74437E651	74437E404	74437E420	74437E412	74437E479

MF168E

PGIM JENNISON FOCUSED VALUE FUND

ANNUAL REPORT

SEPTEMBER 30, 2023

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2023 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2    Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Focused Value Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2023.

Although central banks raised interest rates aggressively to tame surging inflation during the period, the global economy and financial markets demonstrated resilience. Employers continued hiring, consumers continued spending, home prices rose, and recession fears receded.

Early in the period, stocks began a rally that eventually ended a bear market and continued to rise globally for much of 2023 as inflation cooled and the Federal Reserve (the Fed) slowed the pace of its rate hikes. However, stocks declined in September when the Fed signaled that rates may remain elevated longer than investors had expected. For the entire period, equities in both US and international markets posted gains.

Bond markets benefited during the period as the Fed moderated its rate-hiking cycle, and the higher level of interest rates offered investors an additional cushion from fixed income volatility. US and global investment-grade bonds posted small gains for the overall period, while US high yield corporate bonds and emerging-market debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 14th-largest investment manager with more than $1.3 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Focused Value Fund

November 15, 2023

PGIM Jennison Focused Value Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/2023
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	12.00	2.29	6.11	—

(without sales charges)	18.51	3.45	6.71	—

Class C

(with sales charges)	16.26	2.50	5.85	—

(without sales charges)	17.26	2.50	5.85	—

Class R

(without sales charges)	18.03	3.05	6.37	—

Class Z

(without sales charges)	18.97	3.79	7.04	—

Class R6

(without sales charges)	19.03	3.74	N/A	6.07 (11/25/2014)

Russell 1000 Value Index

	14.44	6.23	8.45	—

Average Annual Total Returns as of 9/30/2023 Since Inception (%)
Class R6 (11/25/2014)

Russell 1000 Value Index	6.98

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

4    Visit our website at pgim.com/investments

Growtah of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Value Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2013) and the account values at the end of the current fiscal year (September 30, 2023), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Focused Value Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definition

Russell 1000 Value Index—The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

6    Visit our website at pgim.com/investments

Presentation of Fund Holdings as of 9/30/23

Ten Largest Holdings	Line of Business	% of Net Assets

Hess Corp.	Oil, Gas & Consumable Fuels	5.9%

Walmart, Inc.	Consumer Staples Distribution & Retail	5.8%

Eli Lilly & Co.	Pharmaceuticals	5.0%

Chubb Ltd.	Insurance	4.4%

AstraZeneca plc (United Kingdom), ADR	Pharmaceuticals	4.4%

Linde plc	Chemicals	4.1%

JPMorgan Chase & Co.	Banks	4.0%

Microsoft Corp.	Software	3.9%

Schlumberger NV	Energy Equipment & Services	3.8%

MetLife, Inc.	Insurance	3.6%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Focused Value Fund    7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Jennison Focused Value Fund’s Class Z shares returned 18.97% in the 12-month reporting period that ended September 30, 2023, outperforming the 14.44% return of the Russell 1000 Value Index (the Index).

What were the market conditions?

•

Prior to the start of the reporting period, in June 2022, inflation rose above 9%, the highest level in four decades. Between March 2022 and July 2023, the US Federal Reserve (Fed) raised the federal funds rate 11 times, from near zero to a range of 5.25%–5.50%, reflecting the Fed’s urgency in reestablishing price stability.

•

The investment backdrop for stocks during the period can be divided into three sections. In the last three months of 2022, investors remained uncertain about inflationary pressures and Fed policy, heightened geopolitical tensions, war in Ukraine, and expectations that US economic growth would slow and could enter a recession. Companies took aggressive steps to rationalize costs, expecting a more challenging environment ahead. In this environment, stocks generally continued to underperform, as they had earlier in 2022.

•

In the first six months of 2023, the economy delivered better-than-feared results, with continued—albeit moderating—growth led by resilient consumer spending amid ongoing labor market strength. As inflationary pressures eased, the Fed slowed the pace of monetary tightening, which encouraged investors, as did stronger-than-expected earnings reports. Investors appeared to be surprised that many companies were able to effectively cut their costs and stabilize profit margins, enabling them to exceed Wall Street expectations. In this environment, value stocks generally advanced but underperformed growth stocks significantly, which rose sharply, largely due to the rebound of technology stocks.

•

Markets stumbled again in the last three months of the reporting period in the face of the increasing likelihood that the Fed would maintain rates at elevated levels for longer than previously expected, due to rising energy prices, sustained wage pressures, and the broad persistence of above-target inflation. Value stocks continued to lag growth shares, and large-cap stocks outperformed their smaller-cap counterparts.

•

Interest in artificial intelligence (AI)—catalyzed by the launch of ChatGPT in late November 2022—continued to grow through the first half of 2023. Investors expressed the greatest enthusiasm for large-cap technology-oriented companies, such as Alphabet Inc., Meta Platforms Inc., and Microsoft Inc., supplying the foundational components to design, build, and run AI and machine-learning capabilities. While AI offers the potential for transformative technological change, investors remained divided about who has the most to gain—and lose—from the application of these new technologies across companies and industries.

•	Within the Index, all sectors advanced over the period, except for utilities, which came under pressure from rising rates. The communications services, energy, information

8    Visit our website at pgim.com/investments

technology, industrials, materials, and consumer discretionary sectors outperformed the Index. The financials, consumer staples, healthcare, and real estate sectors advanced but lagged the Index.

What worked?

•	Both security selection and sector allocation, in the aggregate, benefited relative performance during the reporting period.

•	Stock selection within the healthcare, information technology, and communication services sectors materially bolstered relative results.

•	An overweight in the information technology sector was another top contributor.

•	The largest individual contributors during the reporting period included Eli Lilly & Company, Meta Platforms, Microsoft, Airbus SE, and Broadcom Inc.

•

Shares of Eli Lilly rose on the strong performance of its diabetes/obesity treatments Mounjaro and Trulicity, which remain tremendous opportunities for the company. To date, the Mounjaro launch is the strongest for any diabetes drug ever. While Alzheimer’s disease has been a tough market for drug developers, Eli Lilly has a breakthrough designation from the US Food and Drug Administration for donanemab and is one of four companies with Phase 3 data expected over the next 12 months. Eli Lilly also has exciting franchises in dermatology, immunology, and oncology that are starting to add meaningfully to growth. Given the company’s proven history of strong commercial execution and one of the highest research and development success rates in the industry, Jennison sees opportunity for continued success.

•

Jennison added a position in social media company Meta Platforms to the Fund during the period. After selling off in 2022, Meta’s shares rebounded in 2023 as the company’s results improved due to cost rationalization (mainly headcount), better-than-expected advertising revenue, and a focus on better profitability metrics and free cash flows. The business model continues to post solid profit margins and free cash flow metrics.

•

Enterprise software company Microsoft Corporation continued to gain share across multiple product lines, while having the advantage of being very well positioned for the AI wave, given the company’s plans to incorporate the technology into existing products, increasing revenue potential. Shares oversold in 2022, then rebounded in 2023.

•

Multinational aerospace corporation Airbus operates through three divisions: Commercial Aircraft (Airbus S.A.S.), Defense and Space, and Helicopters. The company faced supply constraints across multiple products in 2021 and in the first half of 2022, which prompted a market overreaction and share price sell-off. While these issues were severe, Jennison believed they would not persist for long. Indeed, business operations recovered nicely during the period, and the stock more than recovered. Jennison continues to like the long-term trajectory of the business model, along with its scale advantage and strong free cash flow profile. Additionally, Airbus’s valuation remains very attractive.

PGIM Jennison Focused Value Fund    9

Strategy and Performance Overview* (continued)

•

Global technology leader Broadcom designs, develops, and supplies a broad range of semiconductor and infrastructure software solutions. In the wake of an earlier pullback, the stock price advanced throughout the period. Broadcom is a consistent mid-teens earnings grower, with some key business lines (including semiconductors, networking, and storage) currently seeing growth exceeding 25%. In Jennison’s opinion, this is a high-quality company with a dividend yield of 2.8% that is expected to approach 4% by 2024.

What didn’t work?

•	Stock selection within the energy and industrials sectors detracted substantially from relative results during the reporting period.

•	An underweight in the communication services sector relative to the Index also detracted from performance.

•

The most significant individual negative contributors to relative performance included Truist Financial Corp., Bristol-Myers Squibb Co., NiSource Inc., PNC Financial Services Group Inc., and Dominion Energy Inc.

•

Truist Financial, the sixth-largest US bank by assets, operates as a financial holding company. Its traditional banking business offers services to individuals, businesses and municipalities within several Southeastern and Mid-Atlantic markets. The company also operates nationally through its insurance brokerage, investment banking, mortgage banking, specialty finance, and digital lending verticals. Truist shares were negatively impacted by the failures of two other regional banks in early March 2023 due to company-specific problems. In Jennison’s view, the resulting negative sentiment did not reflect Truist’s liquidity and solid fundamentals. Jennison has maintained the Fund’s position.

•

Bristol-Myers Squibb is a leader in the development of immuno-oncology, an approach that leverages a patient’s own immune system to attack tumors. The stock was negatively affected by concern that its drug Sotyku, for the treatment of plaque psoriasis, was inferior to a drug under development by rival drug maker Takeda Pharmaceutical Company Ltd. Jennison believes these concerns were overdone and can be explained by the use of a larger dose in the Takeda study. Sotyku will have a three-year head start if and when Takeda’s drug ever comes to market, and the first-mover advantage is very powerful in the pharmaceutical industry. For a new entrant to take meaningful share, it must have a noticeable efficacy and/or side effect advantage over the incumbent. The Takeda drug fails on both measures. In addition, Bristol-Myers Squibb has a favorable pipeline of drugs on the horizon. The Fund continues to hold a position.

•

Jennison added a position in energy holding company NiSource to the Fund during the period. The company operates through two segments: Gas Distribution Operations and Electric Operations. Gas Distribution Operations, through its wholly owned subsidiary NiSource Gas Distribution Group, Inc., owns five distribution subsidiaries that provide natural gas to residential, commercial, and industrial customers in Ohio,

10    Visit our website at pgim.com/investments

Pennsylvania, Virginia, Kentucky, and Maryland. The stock sold off slightly on concerns of high costs and gas input prices, and the overall negative sentiment regarding utility stocks. Jennison continues to like the company’s long-term prospects given its valuation, balance sheet strength, and market position.

•

One of the largest diversified financial services company in the US, PNC Financial Service Group is a well-managed commercial and retail bank with solid capitalization, diversified funding sources, and well-regarded senior leadership and risk-management infrastructure. Despite these strengths, shares in the bank sold off during the period due to industry-wide concerns related to the regional bank failures mentioned above. Jennison believes that the sell-off was not merited, as PNC does not have a liquidity issue and mostly gained deposits as depositors left smaller banks. As of the end of the period, the deposit and liquidity concerns have subsided.

•

Shares in Dominion Energy, a Virginia-based multi-utility engaged in the provision of electricity and natural gas to homes, businesses, and wholesale customers, struggled due to concerns regarding capital allocation, goodwill, and regulatory issues. Jennison sold the Fund’s position during the reporting period to allocate the capital to more attractive opportunities in light of ongoing negative sentiment concerning Dominion’s offshore wind assets, and the associated expense and maintenance costs.

Current outlook

•

Sentiment in the near term is clouded by uncertainties due to—but not limited to—repeated threats of a government shutdown, auto strikes, the restart of student loan repayments, and the lagged effect on financing costs and spending intentions of interest rates at 15-year highs. These impediments will likely weigh on economic growth into year-end and deepen the deceleration that Jennison has been anticipating since 2023 began.

•

US consumers, with less robust prospects overall, are beginning to show stress—primarily at lower income levels. Overall, a healthy employment backdrop and residential real estate strength, which bolster net worth, are variables that point to a moderate slowdown. The Fund’s holdings related most directly to consumer spending remain tightly focused on leading brands, retailers, and service providers that are best positioned to take wallet share and grow revenues and profits on a multi-year basis.

•

Across a broad range of industries, technology spending trends have turned to cost optimization, rationalization of past customer investments to drive efficiencies, and headcount reductions. Now more than a year into this environment, Jennison expects to see greater stability in spending activity and investment intentions moving into 2024. The broad categories of cloud adoption, data mining and analytics, and the still-nascent development and adoption of generative AI capabilities remain at the forefront of longer-term investment plans across a wide range of business model types.

•	Jennison remains vigilant in evaluating the investment landscape against a mixed backdrop. It is important to emphasize that slowing growth is a feature, but not the

PGIM Jennison Focused Value Fund    11

Strategy and Performance Overview* (continued)

defining factor, that will influence the performance and financial results of investments over the Fund’s longer-term investment horizon. The ability to innovate, invest, and grow free cash flows through variable macroeconomic environments supports Jennison’s belief in the ability of the Fund to generate above-average returns.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

12    Visit our website at pgim.com/investments

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2023. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Focused Value Fund    13

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Focused Value Fund		Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$1,060.90	1.19%	$ 6.15

	Hypothetical	$1,000.00	$1,019.10	1.19%	$ 6.02

Class C	Actual	$1,000.00	$1,055.00	2.32%	$11.95

	Hypothetical	$1,000.00	$1,013.44	2.32%	$11.71

Class R	Actual	$1,000.00	$1,058.60	1.53%	$ 7.90

	Hypothetical	$1,000.00	$1,017.40	1.53%	$ 7.74

Class Z	Actual	$1,000.00	$1,062.50	0.75%	$ 3.88

	Hypothetical	$1,000.00	$1,021.31	0.75%	$ 3.80

Class R6	Actual	$1,000.00	$1,063.30	0.75%	$ 3.88

	Hypothetical	$1,000.00	$1,021.31	0.75%	$ 3.80

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2023, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2023 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

14    Visit our website at pgim.com/investments

Schedule of Investments

as of September 30, 2023

Description	Shares	Value

LONG-TERM INVESTMENTS 100.0%

COMMON STOCKS

Aerospace & Defense 3.1%

Airbus SE (France)	41,634	$5,572,648

Automobile Components 1.7%

Aptiv PLC*	30,850	3,041,502

Automobiles 1.7%

General Motors Co.	92,828	3,060,539

Banks 9.6%

Bank of America Corp.	144,509	3,956,657
JPMorgan Chase & Co.	49,566	7,188,061
PNC Financial Services Group, Inc. (The)	25,778	3,164,765
Truist Financial Corp.	109,687	3,138,145

		17,447,628

Biotechnology 2.5%

AbbVie, Inc.	30,989	4,619,220

Building Products 2.3%

Johnson Controls International PLC	78,219	4,162,033

Capital Markets 4.4%

Blackstone, Inc.(a)	28,355	3,037,955
Goldman Sachs Group, Inc. (The)	15,276	4,942,855

		7,980,810

Chemicals 4.1%

Linde PLC	19,867	7,397,477

Consumer Staples Distribution & Retail 5.8%

Walmart, Inc.	65,924	10,543,225

Electric Utilities 2.0%

PG&E Corp.*	223,437	3,604,039

Energy Equipment & Services 3.8%

Schlumberger NV	118,905	6,932,161

Ground Transportation 3.4%

Union Pacific Corp.	29,835	6,075,301

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    15

Schedule of Investments  (continued)

as of September 30, 2023

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 2.5%

McDonald’s Corp.	17,023	$4,484,539

Industrial Conglomerates 1.5%

General Electric Co.	24,595	2,718,977

Insurance 8.0%
Chubb Ltd.	38,623	8,040,536
MetLife, Inc.	103,603	6,517,665

		14,558,201

Interactive Media & Services 5.0%

Alphabet, Inc. (Class A Stock)*	23,053	3,016,716
Meta Platforms, Inc. (Class A Stock)*	20,283	6,089,159

		9,105,875

Machinery 0.7%

Deere & Co.	3,486	1,315,547

Multi-Utilities 3.3%

NiSource, Inc.	240,772	5,942,253

Oil, Gas & Consumable Fuels 5.9%

Hess Corp.	69,355	10,611,315

Pharmaceuticals 12.1%

AstraZeneca PLC (United Kingdom), ADR	118,375	8,016,355
Bristol-Myers Squibb Co.	83,857	4,867,060
Eli Lilly & Co.	16,818	9,033,453

		21,916,868

Semiconductors & Semiconductor Equipment 7.4%

Advanced Micro Devices, Inc.*	26,791	2,754,651
Broadcom, Inc.	4,896	4,066,520
Lam Research Corp.	4,967	3,113,166
NXP Semiconductors NV (China)	16,902	3,379,048

		13,313,385

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Software 6.0%

Microsoft Corp.	22,083	$6,972,707
Salesforce, Inc.*	19,588	3,972,055

		10,944,762

Technology Hardware, Storage & Peripherals 3.2%
Dell Technologies, Inc. (Class C Stock)	83,163	5,729,931

TOTAL LONG-TERM INVESTMENTS
(cost $141,436,760)		181,078,236

SHORT-TERM INVESTMENTS 2.3%

AFFILIATED MUTUAL FUNDS
PGIM Core Government Money Market Fund(wb)	1,034,350	1,034,350
PGIM Institutional Money Market Fund
(cost $3,125,747; includes $3,124,320 of cash collateral for securities on loan)(b)(wb)	3,127,623	3,125,747

TOTAL SHORT-TERM INVESTMENTS
(cost $4,160,097)		4,160,097

TOTAL INVESTMENTS 102.3%
(cost $145,596,857)		185,238,333
Liabilities in excess of other assets (2.3)%		(4,186,189)

NET ASSETS 100.0%		$181,052,144

Below is a list of the abbreviation(s) used in the annual report:

  ADR—American Depositary Receipt

  SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,032,062; cash collateral of $3,124,320 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    17

Schedule of Investments  (continued)

as of September 30, 2023

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2023 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$—	$5,572,648	$—
Automobile Components	3,041,502	—	—
Automobiles	3,060,539	—	—
Banks	17,447,628	—	—
Biotechnology	4,619,220	—	—
Building Products	4,162,033	—	—
Capital Markets	7,980,810	—	—
Chemicals	7,397,477	—	—
Consumer Staples Distribution & Retail	10,543,225	—	—
Electric Utilities	3,604,039	—	—
Energy Equipment & Services	6,932,161	—	—
Ground Transportation	6,075,301	—	—
Hotels, Restaurants & Leisure	4,484,539	—	—
Industrial Conglomerates	2,718,977	—	—
Insurance	14,558,201	—	—
Interactive Media & Services	9,105,875	—	—
Machinery	1,315,547	—	—
Multi-Utilities	5,942,253	—	—
Oil, Gas & Consumable Fuels	10,611,315	—	—
Pharmaceuticals	21,916,868	—	—
Semiconductors & Semiconductor Equipment	13,313,385	—	—
Software	10,944,762	—	—
Technology Hardware, Storage & Peripherals	5,729,931	—	—
Short-Term Investments
Affiliated Mutual Funds	4,160,097	—	—

Total	$179,665,685	$5,572,648	$—

See Notes to Financial Statements.

18

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2023 were as follows:

Pharmaceuticals	12.1%
Banks	9.6
Insurance	8.0
Semiconductors & Semiconductor Equipment	7.4
Software	6.0
Oil, Gas & Consumable Fuels	5.9
Consumer Staples Distribution & Retail	5.8
Interactive Media & Services	5.0
Capital Markets	4.4
Chemicals	4.1
Energy Equipment & Services	3.8
Ground Transportation	3.4
Multi-Utilities	3.3
Technology Hardware, Storage & Peripherals	3.2
Aerospace & Defense	3.1
Biotechnology	2.5

Hotels, Restaurants & Leisure	2.5%
Building Products	2.3
Affiliated Mutual Funds (1.7% represents investments purchased with collateral from securities on loan)	2.3
Electric Utilities	2.0
Automobiles	1.7
Automobile Components	1.7
Industrial Conglomerates	1.5
Machinery	0.7

102.3
Liabilities in excess of other assets	(2.3)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

	Gross Market
	Value of
	Recognized	Collateral	Net
Description	Assets/(Liabilities)	Pledged/(Received)(1)	Amount

Securities on Loan	$3,032,062	$(3,032,062)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    19

Statement of Assets and Liabilities

as of September 30, 2023

Assets

Investments at value, including securities on loan of $3,032,062:
Unaffiliated investments (cost $141,436,760)	$181,078,236
Affiliated investments (cost $4,160,097)	4,160,097
Dividends receivable	123,046
Receivable for Fund shares sold	59,267
Tax reclaim receivable	9,707
Prepaid expenses	1,263

Total Assets	185,431,616

Liabilities

Payable to broker for collateral for securities on loan	3,124,320
Payable for Fund shares purchased	1,016,466
Management fee payable	90,242
Accrued expenses and other liabilities	85,402
Distribution fee payable	41,445
Affiliated transfer agent fee payable	21,585
Directors’ fees payable	12

Total Liabilities	4,379,472

Net Assets	$181,052,144

Net assets were comprised of:
Common stock, at par	$10,373
Paid-in capital in excess of par	126,504,001
Total distributable earnings (loss)	54,537,770

Net assets, September 30, 2023	$181,052,144

See Notes to Financial Statements.

20

Class A

Net asset value and redemption price per share, ($ 151,115,592 ÷ 8,676,618 shares of common stock issued and outstanding)	$17.42
Maximum sales charge (5.50% of offering price)	1.01

Maximum offering price to public	$18.43

Class C

Net asset value, offering price and redemption price per share, ($ 3,109,523 ÷ 245,828 shares of common stock issued and outstanding)	$12.65

Class R

Net asset value, offering price and redemption price per share, ($ 232,718 ÷ 16,294 shares of common stock issued and outstanding)	$14.28

Class Z

Net asset value, offering price and redemption price per share, ($ 23,202,710 ÷ 1,251,232 shares of common stock issued and outstanding)	$18.54

Class R6

Net asset value, offering price and redemption price per share, ($ 3,391,601 ÷ 183,453 shares of common stock issued and outstanding)	$18.49

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    21

Statement of Operations

Year Ended September 30, 2023

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $23,097 foreign withholding tax)	$3,770,206
Affiliated dividend income	107,727
Affiliated income from securities lending, net	2,062

Total income	3,879,995

Expenses
Management fee	1,111,352
Distribution fee(a)	499,177
Transfer agent’s fees and expenses (including affiliated expense of $118,385)(a)	291,273
Registration fees(a)	49,515
Custodian and accounting fees	44,015
Professional fees	38,636
Shareholders’ reports	38,315
Audit fee	24,910
Directors’ fees	12,502
Miscellaneous	23,985

Total expenses	2,133,680
Less: Fee waiver and/or expense reimbursement(a)	(37,560)
Distribution fee waiver(a)	(926)

Net expenses	2,095,194

Net investment income (loss)	1,784,801

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(4,978))	13,657,175
Foreign currency transactions	(2,467)

13,654,708

Net change in unrealized appreciation (depreciation) on:
Investments	15,506,727
Foreign currencies	6,203

15,512,930

Net gain (loss) on investment and foreign currency transactions	29,167,638

Net Increase (Decrease) In Net Assets Resulting From Operations	$30,952,439

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	460,788	35,611	2,778	—	—
Transfer agent’s fees and expenses	251,440	9,086	1,272	29,122	353
Registration fees	14,986	11,465	5,289	8,485	9,290
Fee waiver and/or expense reimbursement	—	—	(5,310)	(25,261)	(6,989)
Distribution fee waiver	—	—	(926)	—	—

See Notes to Financial Statements.

22

Statements of Changes in Net Assets

	Year Ended September 30,

	2023	2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,784,801	$1,884,567
Net realized gain (loss) on investment and foreign currency transactions	13,654,708	5,143,533
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	15,512,930	(34,275,075)

Net increase (decrease) in net assets resulting from operations	30,952,439	(27,246,975)

Dividends and Distributions
Distributions from distributable earnings
Class A	(4,904,534)	(8,148,900)
Class C	(129,521)	(270,521)
Class R	(17,021)	(25,972)
Class Z	(806,229)	(1,363,410)
Class R6	(168,416)	(129,428)

	(6,025,721)	(9,938,231)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	10,720,145	15,317,662
Net asset value of shares issued in reinvestment of dividends and distributions	5,942,215	9,804,018
Cost of shares purchased	(32,625,117)	(34,420,948)

Net increase (decrease) in net assets from Fund share transactions	(15,962,757)	(9,299,268)

Total increase (decrease)	8,963,961	(46,484,474)

Net Assets:

Beginning of year	172,088,183	218,572,657

End of year	$181,052,144	$172,088,183

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    23

Financial Highlights

Class A Shares

	Year Ended September 30,

	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.18	$18.37	$14.03	$15.63	$20.62
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.16	0.09	0.12	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.62	(2.50)	4.39	(0.38)	(2.42)
Total from investment operations	2.78	(2.34)	4.48	(0.26)	(2.28)
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.10)	(0.14)	(0.15)	(0.09)
Distributions from net realized gains	(0.38)	(0.75)	-	(1.19)	(2.62)
Total dividends and distributions	(0.54)	(0.85)	(0.14)	(1.34)	(2.71)
Net asset value, end of year	$17.42	$15.18	$18.37	$14.03	$15.63
Total Return(b):	18.51%	(13.63)%	32.13%	(2.50)%	(10.13)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$151,116	$140,226	$179,848	$151,149	$181,559
Average net assets (000)	$153,596	$173,289	$173,975	$163,554	$193,160
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.17%	1.13%	1.11%	1.15%	1.11%
Expenses before waivers and/or expense reimbursement	1.17%	1.13%	1.11%	1.15%	1.11%
Net investment income (loss)	0.92%	0.88%	0.53%	0.85%	0.87%
Portfolio turnover rate(d)	37%	31%	32%	128%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class C Shares

	Year Ended September 30,

	2023		2022		2021		2020		2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$11.18		$13.78		$10.59		$12.15		$16.75
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(b)	(0.02	)(b)	(0.05	)(b)	(-	)(b)(c)	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.92		(1.83)		3.32		(0.29)		(2.00)
Total from investment operations	1.90		(1.85)		3.27		(0.29)		(1.98)
Less Dividends and Distributions:
Dividends from net investment income	(0.05)		(-	)(c)	(0.08)		(0.08)		-
Distributions from net realized gains	(0.38)		(0.75)		-		(1.19)		(2.62)
Total dividends and distributions	(0.43)		(0.75)		(0.08)		(1.27)		(2.62)
Net asset value, end of year	$12.65		$11.18		$13.78		$10.59		$12.15
Total Return(d):	17.26%		(14.57)%		31.06%		(3.41)%		(10.78)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,110		$3,449		$5,279		$5,874		$10,945
Average net assets (000)	$3,561		$4,688		$5,725		$8,068		$20,114
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	2.27%		2.12%		2.03%		2.02%		1.85%
Expenses before waivers and/or expense reimbursement	2.27%		2.12%		2.03%		2.02%		1.85%
Net investment income (loss)	(0.17)%		(0.14)%		(0.39)%		(0.02)%		0.13%
Portfolio turnover rate(f)	37%		31%		32%		128%		47%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    25

Financial Highlights (continued)

Class R Shares

	Year Ended September 30,

	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.54	$15.33	$11.75	$13.30	$18.01
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.07	0.02	0.05	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.15	(2.06)	3.68	(0.30)	(2.13)
Total from investment operations	2.23	(1.99)	3.70	(0.25)	(2.07)
Less Dividends and Distributions:
Dividends from net investment income	(0.11)	(0.05)	(0.12)	(0.11)	(0.02)
Distributions from net realized gains	(0.38)	(0.75)	-	(1.19)	(2.62)
Total dividends and distributions	(0.49)	(0.80)	(0.12)	(1.30)	(2.64)
Net asset value, end of year	$14.28	$12.54	$15.33	$11.75	$13.30
Total Return(b):	18.03%	(13.99)%	31.64%	(2.82)%	(10.53)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$233	$431	$487	$494	$2,041
Average net assets (000)	$370	$492	$562	$1,047	$2,504
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.53%	1.53%	1.53%	1.53%	1.53%
Expenses before waivers and/or expense reimbursement	3.21%	2.72%	2.74%	2.91%	1.89%
Net investment income (loss)	0.60%	0.49%	0.11%	0.38%	0.44%
Portfolio turnover rate(d)	37%	31%	32%	128%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class Z Shares

	Year Ended September 30,

	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.11	$19.44	$14.82	$16.43	$21.52
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.22	0.15	0.18	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.78	(2.65)	4.65	(0.42)	(2.54)
Total from investment operations	3.02	(2.43)	4.80	(0.24)	(2.33)
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.15)	(0.18)	(0.18)	(0.14)
Distributions from net realized gains	(0.38)	(0.75)	-	(1.19)	(2.62)
Total dividends and distributions	(0.59)	(0.90)	(0.18)	(1.37)	(2.76)
Net asset value, end of year	$18.54	$16.11	$19.44	$14.82	$16.43
Total Return(b):	18.97%	(13.39)%	32.52%	(2.16)%	(9.86)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$23,203	$23,080	$30,080	$30,153	$58,051
Average net assets (000)	$22,891	$28,698	$30,701	$40,142	$101,530
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.75%	0.83%	0.82%	0.84%	0.80%
Expenses before waivers and/or expense reimbursement	0.86%	0.83%	0.82%	0.84%	0.80%
Net investment income (loss)	1.33%	1.17%	0.82%	1.15%	1.20%
Portfolio turnover rate(d)	37%	31%	32%	128%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    27

Financial Highlights (continued)

Class R6 Shares

	Year Ended September 30,

	2023	2022	2021	2020	2019
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.06	$19.39	$14.79	$16.39	$21.53
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.23	0.15	0.18	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.78	(2.66)	4.63	(0.41)	(2.59)
Total from investment operations	3.02	(2.43)	4.78	(0.23)	(2.37)
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.15)	(0.18)	(0.18)	(0.15)
Distributions from net realized gains	(0.38)	(0.75)	-	(1.19)	(2.62)
Total dividends and distributions	(0.59)	(0.90)	(0.18)	(1.37)	(2.77)
Net asset value, end of year	$18.49	$16.06	$19.39	$14.79	$16.39
Total Return(b):	19.03%	(13.43)%	32.54%	(2.17)%	(10.08)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,392	$4,902	$2,878	$1,151	$1,332
Average net assets (000)	$4,806	$2,998	$1,894	$1,210	$12,474
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.75%	0.83%	0.82%	0.84%	0.78%
Expenses before waivers and/or expense reimbursement	0.90%	1.00%	0.98%	1.83%	0.78%
Net investment income (loss)	1.35%	1.20%	0.80%	1.17%	1.26%
Portfolio turnover rate(d)	37%	31%	32%	128%	47%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Notes to Financial Statements

1.	Organization

The Prudential Investment Portfolios, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Focused Value Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to achieve long-term growth of capital.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the “Valuation Designee,” as defined by Rule 2a-5(b) under the 1940 Act, to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as Valuation Designee under Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the estimated price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the

PGIM Jennison Focused Value Fund    29

Notes to Financial Statements (continued)

Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurement.

Common or preferred stocks, exchange-traded funds (ETFs) and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on a valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than ETFs) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

30

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; and any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received and by the receipt of collateral from the counterparty by the Fund to cover

PGIM Jennison Focused Value Fund    31

Notes to Financial Statements (continued)

the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of the securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual expense amounts. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based

32

upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Annually

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services, including supervision of the subadviser’s performance of such services, and for rendering administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

PGIM Jennison Focused Value Fund    33

Notes to Financial Statements (continued)

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended September 30, 2023, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.60% of average daily net assets up to and including $300 million;	0.60%
0.575% of average daily net assets over $300 million.

The Manager has contractually agreed, through January 31, 2025, to limit certain operating expenses and/or to limit total annual operating expenses after fee waivers and/or expense reimbursements. The contractual waiver and expense limitation exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
R	1.53*
Z	0.75
R6	0.75

*Expense limitation applicable only to blue sky fees, shareholder service fee, and transfer agency expenses (including sub-transfer agency and networking fees).

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

34

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through January 31, 2025 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rates, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.30%

C	1.00	1.00

R	0.75	0.50

Z	N/A	N/A

R6	N/A	N/A

For the year ended September 30, 2023, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$43,145	$8

C	—	244

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Government Money Market Fund (the “Core Government Fund”), a series of the Prudential Government Money Market Fund, Inc., and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), a series of Prudential Investment Portfolios 2, each registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Government Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Government Fund and the Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Affiliated income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act that,

PGIM Jennison Focused Value Fund    35

Notes to Financial Statements (continued)

subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended September 30, 2023, no Rule 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended September 30, 2023, were as follows:

Cost of Purchases	Proceeds from Sales
$68,104,229	$83,127,548

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended September 30, 2023, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Government Money Market Fund(1)(wb)
$—	$ 19,700,024	$ 18,665,674	$—	$—	$1,034,350	1,034,350	$107,727

PGIM Institutional Money Market Fund(1)(b)(wb)
—	87,210,384	84,079,659	—	(4,978)	3,125,747	3,127,623	2,062	(2)
$—	$106,910,408	$102,745,333	$—	$(4,978)	$4,160,097		$109,789

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wb)	Represents an investment in a Fund affiliated with the Manager.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

36

For the year ended September 30, 2023, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$1,857,054	$4,168,667	$—	$6,025,721

For the year ended September 30, 2022, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were as follows:

Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Dividends and Distributions
$1,183,462	$8,754,769	$—	$9,938,231

For the year ended September 30, 2023, the Fund had the following amounts of accumulated undistributed earnings on a tax basis:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$1,888,278	$13,594,547

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2023 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$146,183,388	$46,978,470	$(7,923,525)	$39,054,945

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2023 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of

PGIM Jennison Focused Value Fund    37

Notes to Financial Statements (continued)

purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 6,625,000,000 shares of capital stock, $0.001 par value per share, 1,022,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	100,000,000
B	2,000,000
C	25,000,000
R	200,000,000
Z	325,000,000
T	50,000,000
R6	320,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	3	50.5

38

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended September 30, 2023:
Shares sold	320,900	$5,428,077
Shares issued in reinvestment of dividends and distributions	292,848	4,823,213
Shares purchased	(1,162,627)	(19,633,179)
Net increase (decrease) in shares outstanding before conversion	(548,879)	(9,381,889)
Shares issued upon conversion from other share class(es)	46,038	778,770
Shares purchased upon conversion into other share class(es)	(58,694)	(994,868)
Net increase (decrease) in shares outstanding	(561,535)	$(9,597,987)

Year ended September 30, 2022:
Shares sold	391,978	$7,051,901
Shares issued in reinvestment of dividends and distributions	426,329	8,019,259
Shares purchased	(1,373,535)	(24,227,920)
Net increase (decrease) in shares outstanding before conversion	(555,228)	(9,156,760)
Shares issued upon conversion from other share class(es)	62,586	1,115,823
Shares purchased upon conversion into other share class(es)	(58,295)	(1,018,885)
Net increase (decrease) in shares outstanding	(550,937)	$(9,059,822)

Class C
Year ended September 30, 2023:
Shares sold	40,938	$506,063
Shares issued in reinvestment of dividends and distributions	10,731	129,521
Shares purchased	(51,541)	(632,332)
Net increase (decrease) in shares outstanding before conversion	128	3,252
Shares purchased upon conversion into other share class(es)	(62,899)	(777,869)
Net increase (decrease) in shares outstanding	(62,771)	$(774,617)

Year ended September 30, 2022:
Shares sold	66,895	$870,331
Shares issued in reinvestment of dividends and distributions	19,378	270,521
Shares purchased	(68,741)	(883,603)
Net increase (decrease) in shares outstanding before conversion	17,532	257,249
Shares purchased upon conversion into other share class(es)	(92,121)	(1,221,981)
Net increase (decrease) in shares outstanding	(74,589)	$(964,732)

Class R
Year ended September 30, 2023:
Shares sold	3,341	$46,264
Shares issued in reinvestment of dividends and distributions	1,244	16,840
Shares purchased	(22,683)	(310,005)
Net increase (decrease) in shares outstanding	(18,098)	$(246,901)

PGIM Jennison Focused Value Fund    39

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended September 30, 2022:
Shares sold	3,952	$58,030
Shares issued in reinvestment of dividends and distributions	1,648	25,692
Shares purchased	(2,981)	(43,926)
Net increase (decrease) in shares outstanding	2,619	$39,796

Class Z
Year ended September 30, 2023:
Shares sold	210,124	$3,913,428
Shares issued in reinvestment of dividends and distributions	46,012	804,292
Shares purchased	(479,069)	(8,514,930)
Net increase (decrease) in shares outstanding before conversion	(222,933)	(3,797,210)
Shares issued upon conversion from other share class(es)	54,096	973,815
Shares purchased upon conversion into other share class(es)	(12,498)	(240,248)
Net increase (decrease) in shares outstanding	(181,335)	$(3,063,643)

Year ended September 30, 2022:
Shares sold	181,044	$3,467,347
Shares issued in reinvestment of dividends and distributions	68,234	1,359,218
Shares purchased	(421,069)	(7,943,418)
Net increase (decrease) in shares outstanding before conversion	(171,791)	(3,116,853)
Shares issued upon conversion from other share class(es)	57,529	1,078,634
Shares purchased upon conversion into other share class(es)	(478)	(9,074)
Net increase (decrease) in shares outstanding	(114,740)	$(2,047,293)

Class R6
Year ended September 30, 2023:
Shares sold	46,369	$826,313
Shares issued in reinvestment of dividends and distributions	9,664	168,349
Shares purchased	(191,372)	(3,534,671)
Net increase (decrease) in shares outstanding before conversion	(135,339)	(2,540,009)
Shares issued upon conversion from other share class(es)	14,877	283,301
Shares purchased upon conversion into other share class(es)	(1,237)	(22,901)
Net increase (decrease) in shares outstanding	(121,699)	$(2,279,609)

40

Share Class	Shares	Amount

Year ended September 30, 2022:
Shares sold	219,316	$3,870,053
Shares issued in reinvestment of dividends and distributions	6,512	129,328
Shares purchased	(72,453)	(1,322,081)
Net increase (decrease) in shares outstanding before conversion	153,375	2,677,300
Shares issued upon conversion from other share class(es)	3,324	55,483
Net increase (decrease) in shares outstanding	156,699	$2,732,783

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/29/2023 - 9/26/2024	9/30/2022 – 9/28/2023
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended September 30, 2023. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $212,000, borrowed at a weighted average interest rate of 5.41%. The maximum loan outstanding amount during the period was $212,000. At September 30, 2023, the Fund did not have an outstanding loan amount.

PGIM Jennison Focused Value Fund    41

Notes to Financial Statements (continued)

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table of the Fund’s prospectus for a variety of reasons. For

42

example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of

PGIM Jennison Focused Value Fund    43

Notes to Financial Statements (continued)

issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

10.	Recent Regulatory Developments

Effective January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments (the “Rule”). Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The Rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the Rule and its impact to the Fund.

44

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Investment Portfolios, Inc. and Shareholders of PGIM Jennison Focused Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Focused Value Fund (one of the funds constituting The Prudential Investment Portfolios, Inc., referred to hereafter as the “Fund”) as of September 30, 2023, the related statement of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the four years in the period ended September 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2023 and the financial highlights for each of the four years in the period ended September 30, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

November 16, 2023

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Jennison Focused Value Fund    45

Tax Information (unaudited)

We are advising you that during the year ended September 30, 2023, the Fund reports the maximum amount allowed per share, but not less than $0.38 for Class A, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2023, the Fund reports in the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI), and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD

PGIM Jennison Focused Value Fund	100.00%	100.00%

In January 2024, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2023.

46

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

Chief Executive Officer (“CEO”) and President, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); formerly Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); formerly Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 98

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; formerly President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Focused Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 98

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 98

Retired; formerly Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); formerly Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 95

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 98

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); formerly Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Focused Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 98

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 98

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 98

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Jennison Focused Value Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Andrew Donohue 1972 Chief Compliance Officer

Chief Compliance Officer (since May 2023) of the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Private Credit Fund, PGIM Private Real Estate Fund, Inc.; Chief Compliance Officer of AST Investment Services, Inc. (since October 2022); Vice President, Chief Compliance Officer of PGIM Investments LLC (since September 2022); formerly various senior compliance roles within Principal Global Investors, LLC., global asset management for Principal Financial (2011-2022), most recently as Global Chief Compliance Officer (2016-2022).

Since May 2023

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Chief Financial Officer

Vice President, Global Head of Fund Administration of PGIM Investments LLC (since November 2018); Chief Financial Officer (since March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Chief Financial Officer of PGIM Private Credit Fund (since September 2022); Chief Financial Officer of PGIM Private Real Estate Fund, Inc. (since July 2022); formerly Treasurer and Principal Financial Officer (January 2019- March 2023) of PGIM Investments mutual funds, closed end funds and ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; formerly Treasurer and Principal Financial Officer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

PGIM Jennison Focused Value Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Russ Shupak 1973 Treasurer and Principal Accounting Officer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of PGIM Investments mutual funds, closed end funds and ETFs (since March 2023); Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund (since October 2019); formerly Director (2013-2017) within PGIM Investments Fund Administration.

Since October 2019

Lana Lomuti 1967 Assistant Treasurer

Vice President (since 2007) within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.; formerly Director (2005-2007) within PGIM Investments Fund Administration.

Since April 2014

Deborah Conway 1969 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2007-2017) within PGIM Investments Fund Administration.

Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer of the Advanced Series Trust, the Prudential Series Fund and the Prudential Gibraltar Fund (since March 2023); Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer of PGIM Investments mutual funds, closed end funds and ETFs (since October 2019); formerly Director (2011-2017) within PGIM Investments Fund Administration.

Since October 2019

Robert W. McCormack 1973 Assistant Treasurer

Vice President (since 2019) within PGIM Investments Fund Administration; Assistant Treasurer (since March 2023) of PGIM Investments mutual funds, closed end funds, ETFs, Advanced Series Trust Portfolios, Prudential Series Funds and Prudential Gibraltar Fund; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director (2016-2019) within PGIM Investments Fund Administration; formerly Vice President within Goldman, Sachs & Co. Investment Management Controllers (2008- 2016), Assistant Treasurer of Goldman Sachs Family of Funds (2015-2016).

Since March 2023

Visit our website at pgim.com/investments

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes such applicable investment companies managed by PGIM Investments LLC and overseen by the Board Member. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison Focused Value Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Focused Value Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 25 and June 6-8, 2023 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2024, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1PGIM Jennison Focused Value Fund is a series of The Prudential Investment Portfolios, Inc.

PGIM Jennison Focused Value Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Visit our website at pgim.com/investments

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2022 exceeded the management fees received by PGIM Investments, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use

PGIM Jennison Focused Value Fund

Approval of Advisory Agreements (continued)

soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2022.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2022. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	4th Quartile	4th Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.

•	In December 2019, the Fund’s investment approach transitioned from blend to a focused large-cap value strategy and that the Fund’s the benchmark changed from

Visit our website at pgim.com/investments

the S&P 500 Index to the Russell 1000 Value Index. The Board considered the Fund’s performance history prior to December 31, 2019 does not reflect its current investment mandate.

•

The Board also considered that the Fund outperformed its benchmark and peer group (ranking in the 28th percentile) for the calendar year 2021 and that it would be prudent to allow the repositioned strategy more time to develop a performance record.

•

The Board and PGIM Investments agreed to a contractual expense cap, which (exclusive of certain fees and expenses) caps annual fund operating expenses at 0.75% for Class Z shares and 0.75% for Class R6 shares through January 31, 2024.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses to exceed 1.53% for Class R shares through January 31, 2024.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Focused Value Fund

⬛ MAIL 655 Broad Street Newark, NJ 07102	⬛ TELEPHONE (800) 225-1852	⬛ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Chief Financial Officer ● Claudia DiGiacomo, Chief Legal Officer ● Andrew Donohue, Chief Compliance Officer ● Russ Shupak, Treasurer and Principal Accounting Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer ● Robert W. McCormack, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 534432
	Services LLC	Pittsburgh, PA 15253

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Focused Value Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON FOCUSED VALUE FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	PJIAX	PJGCX	PJORX	PJGZX	PJOQX

CUSIP	74437E503	74437E701	74437E644	74437E800	74437E552

MF172E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2023 and September 30, 2022, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $100,700 and $95,800, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended September 30, 2023 and September 30, 2022: none.

(c) Tax Fees

For the fiscal years ended September 30, 2023 and September 30, 2022: none.

(d) All Other Fees

For the fiscal years ended September 30, 2023 and September 30, 2022: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds.

Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e)	(2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended September 30, 2023	Fiscal Year Ended September 30, 2022
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2023 and September 30, 2022 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(a)(2)(1) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(a)(2)(2) Change in the registrant’s independent public accountant – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Investment Portfolios, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	November 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 16, 2023

By:	/s/ Christian J. Kelly
Christian J. Kelly
Chief Financial Officer (Principal Financial Officer)

Date:	November 16, 2023